--------------------------------------------------------------------------------










                       LOAN AGREEMENT


                  Dated as of June 17, 1998


                        By and among


            AH TEXAS OWNER LIMITED PARTNERSHIP,
                         as Borrower



                   BLC OF TEXAS-II, L.P.,
                         as Manager


                             AND


              NOMURA ASSET CAPITAL CORPORATION,
                          as Lender

--------------------------------------------------------------------------------


                      TABLE OF CONTENTS

                                                                            Page

I     DEFINITIONS; PRINCIPLES OF CONSTRUCTION.................................1
      1.1      Specific Definitions...........................................1
      1.2      Index of Other Definitions....................................23
      1.3      Principles of Construction....................................26

II.   GENERAL................................................................26
      2.1      The Loan......................................................26
               2.1.1        The Initial Loan.................................26
               2.1.2        Conversion.......................................26
               2.1.3        Additional Loan..................................28
               2.1.4        Restated Documents...............................29
               2.1.5        Separate Notes...................................30
               2.1.6        Expected Conversion Date
                                Extension....................................30
      2.2      Interest; Monthly Payments....................................31
               2.2.1        Generally........................................31
               2.2.2        Accrued Interest.................................31
               2.2.3        Property Cash Flow Allocation....................32
               2.2.4        Default Rate.....................................33
               2.2.5        Rate Adjustment..................................33
      2.3      Loan Repayment and Defeasance.................................34
               2.3.1        Repayment........................................34
               2.3.2        Mandatory Prepayments............................34
               2.3.3        Voluntary Defeasance of the Note.................35
      2.4      Release of Property...........................................38
               2.4.1        Release on Defeasance............................38
               2.4.2        Release on Payment in Full.......................38
      2.5      Payments and Computations.....................................38
               2.5.1        Making of Payments...............................38
               2.5.2        Computations.....................................39
               2.5.3        Late Payment Charge..............................39
      2.6      Fees..........................................................39
               2.6.1        Draw Fees........................................39
               2.6.2        Servicing Fee....................................39
               2.6.3        Structuring Fee Upon Conversion..................39
               2.6.4        Advances.........................................39
      2.7      Taxes.........................................................39
      2.8      Breakage Indemnity............................................40
      2.9      Security for the Loan.........................................41
      2.10     Borrower's Note...............................................41



                                        i



                                                                            Page


III.  CASH MANAGEMENT; ESCROWS AND RESERVES..................................41
      3.1      Cash Management Arrangements..................................41
      3.2      Tax and Insurance Escrow Fund.................................42
      3.3      Capital Reserve Fund..........................................43
               3.3.1        Capital Reserve Fund.............................43
               3.3.2        Payment of Capital Expenses......................43
      3.4      Operating Expenses............................................44
               3.4.1        Payment of Approved Operating Expenses...........44
               3.4.2        Extra Funds for Operating Expenses...............44
               3.4.3        Reconciliation...................................45
      3.5      Working Capital Subaccount.
               On each Payment Date during a Cash Management.................45

      3.6      Cash Collateral Subaccount....................................45
      3.7      Security Deposits.............................................45
      3.8      Grant of Security Interest; Application of Funds..............46

IV.   REPRESENTATIONS AND WARRANTIES.........................................47
      4.1      Borrower Representations......................................47
               4.1.1        Organization; Special Purpose....................47
               4.1.2        Proceedings; Enforceability......................47
               4.1.3        No Conflicts.....................................48
               4.1.4        Litigation.......................................48
               4.1.5        Agreements.......................................48
               4.1.6        Title............................................48
               4.1.7        Intentionally deleted............................49
               4.1.8        No Bankruptcy Filing.............................49
               4.1.9        Full and Accurate Disclosure.....................49
               4.1.10       No Plan Assets...................................49
               4.1.11       Compliance.......................................49
               4.1.12       Contracts........................................50
               4.1.13       Financial Information............................50
               4.1.14       Intentionally deleted............................50
               4.1.15       Federal Reserve Regulations......................50
               4.1.16       Intentionally deleted............................50
               4.1.17       Not a Foreign Person.............................50
               4.1.18       Separate Lots....................................50
               4.1.19       Intentionally deleted............................51
               4.1.20       Enforceability...................................51
               4.1.21       Insurance........................................51
               4.1.22       Intentionally deleted............................51
               4.1.23       Intentionally deleted............................51



                                       ii



                                                                            Page

                4.1.24      Intentionally deleted............................51
               4.1.25       Intentionally deleted............................51
               4.1.26       Intentionally deleted............................51
               4.1.27       Filing and Recording Taxes.......................51
               4.1.28       Investment Company Act...........................51
               4.1.29       Ownership of Borrower............................51
               4.1.30       Management Agreement.............................52
               4.1.31       Intentionally deleted............................52
               4.1.32       Name; Principal Place of Business................52
               4.1.33       Other Debt and Obligations.......................52
               4.1.34       Fraudulent Transfer; Solvency....................52
      4.1.35   No Defaults...................................................53
               4.1.36       Labor Matters....................................53
               4.1.37       No Prior Assignment..............................53
               4.1.38       Intellectual Property............................53
               4.1.39       Intentionally deleted............................53
               4.1.40       Tax Fair Market Value............................53
               4.1.41       Brokerage........................................53
               4.1.42       Intentionally deleted............................53
               4.1.43       Intentionally deleted............................54
               4.1.44       Intentionally deleted............................54
               4.1.45       Governmental Proceedings and Notices.............54
               4.1.46       Intentionally deleted............................54
               4.1.47       Intentionally deleted............................54
               4.1.48       Intentionally deleted............................54
               4.1.49       Intentionally deleted............................54
               4.1.50       Pledges of Receivables...........................54
               4.1.51       Intentionally deleted............................54
      4.2      Manager Representations.......................................54
               4.2.1        Organization; Special Purpose....................54
               4.2.2        Proceedings; Enforceability......................54
               4.2.3        No Conflicts.....................................55
               4.2.4        Litigation.......................................55
               4.2.5        Agreements.......................................55
               4.2.6        Title............................................55
               4.2.7        Survey...........................................56
               4.2.8        No Bankruptcy Filing.............................56
               4.2.9        Full and Accurate Disclosure.....................56
               4.2.10       No Plan Assets...................................56
               4.2.11       Compliance.......................................56
               4.2.12       Contracts........................................57
               4.2.13       Financial Information............................57



                                       iii



                                                                            Page

               4.2.14       Condemnation.....................................57
               4.2.15       Federal Reserve Regulations......................57
               4.2.16       Utilities and Public Access......................57
               4.2.17       Not a Foreign Person.............................58
               4.2.18       Separate Lots....................................58
               4.2.19       Assessments......................................58
               4.2.20       Enforceability...................................58
               4.2.21       Insurance........................................58
               4.2.22       Use of Property; Licenses........................58
               4.2.23       Flood Zone.......................................59
               4.2.24       Physical Condition...............................59
               4.2.25       Encroachments....................................59
               4.2.26       Leases...........................................59
               4.2.27       Filing and Recording Taxes.......................59
               4.2.28       Investment Company Act...........................60
               4.2.29       Ownership of Manager.............................60
               4.2.30       Management Agreement.  ..........................60
               4.2.31       Hazardous Substances.............................60
               4.2.32       Name; Principal Place of Business................61
               4.2.33       Other Debt and Obligations.......................61
               4.2.34       Fraudulent Transfer; Solvency....................61
               4.2.35       No Defaults......................................61
               4.2.36       Labor Matters....................................62
               4.2.37       No Prior Assignment..............................62
               4.2.38       Intellectual Property............................62
               4.2.39       Title Insurance..................................62
               4.2.40       Tax Fair Market Value............................62
               4.2.41       Brokerage........................................62
               4.2.42       Ownership of Licenses............................62
               4.2.43       Intentionally deleted............................63
               4.2.44       Intentionally deleted............................63
               4.2.45       Governmental Proceedings and Notices.............63
               4.2.46       Physical Plant Standards.........................63
               4.2.47       Past Violations..................................63
               4.2.48       Intentionally Deleted............................63
               4.2.49       Intentionally Deleted............................63
               4.2.50       Pledges of Receivables...........................64
               4.2.51       Resident Records.................................64
      4.3      Survival of Representations...................................64

V.    AFFIRMATIVE COVENANTS..................................................64
      5.1      Borrower's Covenants..........................................64



                                       iv



                                                                            Page

               5.1.1        Existence........................................64
               5.1.2        Taxes and Other Charges..........................65
               5.1.3        Repairs; Maintenance and Compliance..............65
               5.1.4        Litigation.......................................66
               5.1.5        Performance of Other Agreements..................66
               5.1.6        Notice of Default................................66
               5.1.7        Cooperate in Legal Proceedings...................66
               5.1.8        Further Assurances...............................66
               5.1.9        Financial Reporting..............................67
               5.1.10       Environmental Matters............................68
               5.1.11       Title to the Property............................69
               5.1.12       Estoppel Statement...............................69
               5.1.13       Principal Place of Business......................69
               5.1.14       Property Management..............................70
               5.1.15       Special Purpose Bankruptcy Remote Entity.........70
               5.1.16       Assumptions in Non-Consolidation Opinion.........72
               5.1.17       Expenses.........................................72
               5.1.18       Indemnity........................................73
               5.1.19       Conduct of Business..............................74
               5.1.20       ERISA............................................74
               5.1.21       Trade Indebtedness...............................76
               5.1.22       Intentionally deleted............................76
               5.1.23       Insurance Benefits...............................76
               5.1.24       Access to Property...............................76
               5.1.25       Insurance........................................76
               5.1.26       Use Specific Covenants...........................76
      5.2      Manager's Covenants...........................................76
               5.2.1        Existence........................................77
               5.2.2        Taxes and Other Charges..........................77
               5.2.3        Repairs; Maintenance and Compliance..............78
               5.2.4        Litigation.......................................78
               5.2.5        Performance of Other Agreements..................78
               5.2.6        Notice of Default................................78
               5.2.7        Cooperate in Legal Proceedings...................78
               5.2.8        Further Assurances...............................78
               5.2.9        Financial Reporting..............................79
               5.2.10       Environmental Matters............................82
               5.2.11       Title to the Property............................84
               5.2.12       Estoppel Statement...............................84
               5.2.13       Principal Place of Business......................84
               5.2.14       Property Management..............................84
               5.2.15       Special Purpose Bankruptcy Remote Entity.........85



                                        v



                                                                            Page

               5.2.16       Assumptions in Non-Consolidation Opinion.........85
               5.2.17       Expenses.........................................85
               5.2.18       Indemnity........................................86
               5.2.19       Conduct of Business..............................87
               5.2.20       ERISA............................................87
               5.2.21       Trade Indebtedness...............................88
               5.2.22       Capital Improvements and
                              Environmental Remediation......................88
               5.2.23       Insurance Benefits...............................88
               5.2.24       Access to Property...............................89
               5.2.25       Insurance........................................89
               5.2.26       Use Specific Covenants...........................89

VI.   NEGATIVE COVENANTS.....................................................89
      6.1      Borrower's Covenants..........................................89
               6.1.1        Management Agreement.............................89
               6.1.2        Liens............................................90
               6.1.3        Dissolution......................................90
               6.1.4        Change in Business...............................90
               6.1.5        Debt Cancellation................................90
               6.1.6        Assets...........................................90
               6.1.7        Transfers........................................90
               6.1.8        Debt.............................................90
               6.1.9        Assignment of Rights.............................90
               6.1.10       Operation of the Property........................90
               6.1.11       Use Specific Negative Covenants..................90
      6.2      Manager's Covenants...........................................91
               6.2.1        Management Agreement.............................91
               6.2.2        Liens............................................92
               6.2.3        Dissolution......................................92
               6.2.4        Change in Business...............................92
               6.2.5        Debt Cancellation................................92
               6.2.6        Assets...........................................92
               6.2.7        Transfers........................................92
               6.2.8        Debt.............................................92
               6.2.9        Assignment of Rights.............................92
               6.2.10       Operation of the Property........................92
               6.2.11       Use Specific Negative Covenants..................92

VII.  NOMURA OPEN -- INSURANCE; CASUALTY; AND CONDEMNATION9..................93
      7.1      Insurance.....................................................93
               7.1.1        Coverage.........................................93
               7.1.2        Policies.........................................95



                                       vi



                                                                            Page

               7.1.3        Proceeds.........................................96
      7.2      Casualty......................................................96
               7.2.1        Notice; Restoration..............................96
               7.2.2        Settlement of Proceeds...........................97
      7.3      Condemnation..................................................97
               7.3.1        Notice; Restoration..............................97
               7.3.2        Collection of Award..............................97
      7.4      Application of Proceeds or Award..............................98
               7.4.1        Application to Restoration; Procedure for
                              Application to Restoration.....................98
               7.4.2        Application to Debt..............................99
               7.4.3        Disbursement of Remaining Proceeds or Award.....100
               7.4.4        Lender as Attorney-In-Fact......................100
               7.4.5        Foreclosure.....................................100
               7.4.6        Security in Proceeds or Award...................100

VIII. DEFAULTS..............................................................100
      8.1      Events of Default............................................100
      8.2      Remedies.....................................................104
               8.2.1        Acceleration....................................104
               8.2.2        Remedies Cumulative.............................104
               8.2.3        Lender's Right to Perform.......................105
               8.2.4        Severance.......................................105
               8.2.5        Delay...........................................105
      8.3      Manager's Limited Right to Cure..............................106

IX.   SPECIAL PROVISIONS....................................................107
      9.1      Sale of Note and Securitization..............................107
               9.1.1        Cooperation.....................................107
               9.1.2        Use of Information..............................108
               9.1.3        Borrower and Manager Obligations
                              Regarding Disclosure Documents
                             ...............................................109
               9.1.4        Borrower Indemnity Regarding Filings............110
               9.1.5        Indemnification Procedure.......................110
               9.1.6        Contribution....................................111
               9.1.7        Rating Surveillance.............................111

X.    MISCELLANEOUS.........................................................112
      10.1     Exculpation..................................................112
      10.2     Notices......................................................114
      10.3     Brokers and Financial Advisors...............................114
      10.4     Retention of Servicer........................................114



                                       vii



                                                                            Page

      10.5     Survival.....................................................115
      10.6     Lender's Discretion..........................................115
      10.7     Governing Law................................................115
      10.8     Modification, Waiver in Writing..............................116
      10.9     Delay Not a Waiver...........................................117
      10.10    Trial by Jury................................................117
      10.11    Headings.....................................................117
      10.12    Severability.................................................117
      10.13    Preferences..................................................117
      10.14    Waiver of Notice.............................................118
      10.15    Remedies of Borrower.........................................118
      10.16    Prior Agreements.............................................118
      10.17    Offsets, Counterclaims and Defenses..........................118
      10.18    Publicity....................................................118
      10.19    No Usury.....................................................119
      10.20    Conflict; Construction of Documents..........................119
      10.21    No Third Party Beneficiaries.................................119
      10.22    Assignment...................................................120
      10.23    Exhibits Incorporated........................................120
      10.24    No Joint Venture or Partnership..............................120
      10.25    Waiver of Marshalling of Assets Defense......................120
      10.26    Waiver of Counterclaim.......................................120
      10.27    Counterparts.................................................120
      10.28    Bankruptcy Waiver............................................120
      10.29    Entire Agreement.............................................121
      10.30    Borrower Acknowledgments.....................................121
      10.31    Waiver of "One Action" Rule; Cross Collateralizations........121
      10.32    Segregated Pool Properties...................................122
      10.33    Synthetic Lease..............................................123
      10.34    Termination of Manager's Obligations.........................124
      10.35    Release of Subordinate Mortgage
                 and Other Subordinate Mortgages............................124

SCHEDULES

Schedule 1  - Location of Property
Schedule 2  - Terms of Preferred Equity
Schedule 3  - Matters Regarding Representations - Borrower
Schedule 4 - Rent Roll
Schedule 5 - Matters Regarding Representations - Manager

EXHIBITS

                                                                            Page

Exhibit A - Operating Expense Certificate

                       LOAN AGREEMENT


                  LOAN AGREEMENT (the "AGREEMENT") dated as of June 17, 1998 by and among AH TEXAS OWNER LIMITED PARTNERSHIP, an Ohio limited partnership (together with its permitted successors and assigns, "BORROWER"), BLC OF TEXAS-II, L.P., a Delaware limited partnership (together with its permitted successors and assigns, "MANAGER"), and NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, "LENDER").

                          RECITALS

                  WHEREAS, Borrower desires to obtain the Loan (as defined herein) from Lender in the original principal amount of Twenty-Four Million Two Hundred Fifty Thousand and 00/100 Dollars ($24,250,000.00);

                  WHEREAS, Lender is willing to make the Loan on the condition that Borrower and Manager each joins in the execution and delivery of this Agreement which shall establish the terms and conditions of the Loan; and

                  WHEREAS, Lender, Borrower and Manager contemplate that all or any portion of Lender's interest in the Loan and to the Loan Documents (as defined herein) may be assigned, in whole or in part, by Lender to another Person (as defined herein), including, without limitation, to a trustee on behalf of security holders in connection with a Securitization (as defined herein).

                  NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

I.       DEFINITIONS; PRINCIPLES OF CONSTRUCTION

                  1.1 SPECIFIC DEFINITIONS. The following terms have the meanings set forth below:

                  "ACCEPTABLE APPRAISAL": an appraisal of the Property (i) dated not more than seventy-five (75) days prior to the Conversion Date (unless otherwise agreed to by Lender), (ii) signed by a qualified MAI appraiser with no interest, direct or indirect, in the Loan or the Property, and whose compensation is not affected by the Appraised Value, (iii) addressed to Lender and its successors and assigns, (iv) made in compliance with the requirements of the Federal National Mortgage Association Company or Federal Home Loan Mortgage Corporation, or any successor thereto, and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, and (v) otherwise satisfactory to Lender in all respects.

                  "ADDITIONAL LOAN": a loan (if any) made by Lender to Borrower pursuant to Section 2.1.3, which will be evidenced by the Additional Note.

                  "ADDITIONAL NOTE": the Note to be made by Borrower to Lender in the form of Exhibit A in a principal amount equal to the principal amount of the Additional Loan, as it may be restated, replaced, supplemented or otherwise modified from time to time.

                  "ADVANCE":  any portion of the Loan advanced by Lender.

                  "AFFILIATE": as to any Person, any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust.

                  "ALTERNATIVE AMORTIZATION SCHEDULE": an amortization schedule of a number of months determined by Lender, but not more than three hundred sixty (360) months.

                  "AMORTIZATION SCHEDULE": the Alternative Amortization Schedule if the Rate Adjustment is made pursuant to Section 2.2.5; otherwise, an amortization schedule of three hundred fifty (350) months, which schedule shall be modified by Lender, if and to the extent the proportion of the congregate care and assisted living components of the Property are altered by Borrower and/or Manager subsequent to the Loan Closing Date.

                  "APPLICABLE PRE-CONVERSION TREASURY RATE": as of a given date, the rate per annum for a term from such date to the Applicable Reference Date, determined by Lender and calculated by linear interpolation (rounded to the nearest one-thousandth of one percent (i.e., 0.001%)) of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date to the fifteenth
(15th) anniversary thereof, as determined by Lender on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by Lender.

                  "APPLICABLE REFERENCE DATE": with respect to a given date, either (i) the Optional Prepayment Date if it has been determined, or (ii) one hundred eighty (180) months from the Conversion Date, if it has not yet been determined.

                  "APPRAISED VALUE": the fair market value of the Property reflected in an Acceptable Appraisal.

                  "APPROVED CAPITAL EXPENSES": Capital Expenses incurred by Borrower and/or Manager which (i) are included in the approved Capital Budget for the Current Month, (ii) are not included in the approved Capital Budget for the Current Month, but do not cause either (A) the relevant line item for the entire year covered by the approved Capital Budget to be exceeded by more than five percent (5%) or (B) the total of the approved Capital Budget for the Current Month and all prior months covered by such approved Capital Budget (i.e., year to date) to be exceeded by more than five percent (5%), or (iii) have been approved by Lender.

                  "APPROVED OPERATING EXPENSES": Operating Expenses incurred by Borrower and/or Manager which (i) are included in the approved Operating Budget for the Current Month, (ii) are for Taxes, electric, gas, oil, water, sewer or other utility service (including telephone) to the Property, (iii) are not included in the approved Operating Budget for the Current Month, but do not cause either (A) the relevant line item for the entire year covered by the approved Operating Budget to be exceeded by more than five percent (5%) or (B) the total of such approved Operating Budget for the Current Month and all prior months to be exceeded by more than five percent (5%) or (iv) have been approved by Lender.

                  "APPROVED RESIDENCY AGREEMENT": the form of residency agreement to be used by Borrower and/or Manager for residents at the Property, which form shall be substantially in the form customarily used by Manager Sponsor in connection with operating other similar properties and which previously has been approved by Lender on or prior to the Loan Closing Date. The parties hereto acknowledge that Manager is modifying such form to satisfy local statutory requirements, which revisions shall be completed and submitted to Lender for its review and reasonable approval prior to the Substantial Completion Date. Upon receiving Lender's approval of such revisions, for purposes of this Agreement and the other Loan Documents, that form shall become the Approved Residency Agreement. Except as otherwise provided herein, neither Borrower nor Manager shall materially modify or amend the Approved Residency Agreement at any time while the Loan is outstanding without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

                  "ASSIGNMENT OF AGREEMENTS": a first priority Assignment of Agreements, Licenses, Permits and Contracts, in form and substance satisfactory to Lender in Lender's discretion, dated as of the Loan Closing Date, from Borrower and Manager, collectively as assignor, to Lender, as assignee, assigning to Lender all of Borrower's and Manager's interest in and to all Licenses, Permits and Contracts, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

                  "ASSIGNMENT OF LEASES": a first priority Assignment of Leases and Rents, in form and substance satisfactory to Lender in Lender's discretion, dated as of the Loan Closing Date, from Borrower and Manager, collectively as assignor, to Lender, as assignee, assigning to Lender all of Borrower's and Manager's interest in and to the Leases and the Rents with respect to the Property as security for the Loan, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

                  "BANC ONE": Banc One Capital Partners IV, Ltd., an Ohio limited liability company.

                  "BASIC CARRYING COSTS": means the following costs with respect to the Property (i) real property taxes, assessments and Impositions (including without limitation any payments due under any ground lease and any ground rents) applicable to the Property, and (ii) Insurance Premiums for Policies required or permitted to be maintained by Borrower and/or Manager pursuant to this Agreement or the other Loan Documents.

                  "BLA": the Building Loan Agreement by and among Borrower, Manager and Lender dated the date hereof.

                  "BLA BUDGET": the "Budget as Adjusted", as such term is defined in the BLA.

                  "BLA COSTS":  the "Costs", as such term is defined in the BLA.

                  "BLENDED TREASURY RATE": as of a given date, a rate of interest equal to the percentage determined by dividing (i) the sum of the respective products obtained by multiplying each portion of the Principal outstanding on such date (including, as of the Conversion Date, the Additional Loan, if any) by the percentage applicable thereto, as hereinafter provided, by
(ii) the aggregate amount of such outstanding Principal.  For purposes of clause
(i) of this definition, the percentage applicable to the different portions of outstanding Principal shall be determined as follows: (x) the percentage applicable to the Initial Locked Amount is five and eighty-eight hundredths percent (5.88%), and (y) the percentage applicable to the rest of the outstanding Principal above the Initial Locked Amount (the "UNLOCKED AMOUNT") will be the Applicable Pre-Conversion Treasury Rate prior to the Conversion Date as to the Unlocked Amount or the rate pursuant to a New Rate Lock Agreement and/or a Modified Rate Lock Agreement as to such Unlocked Amount; provided, however, if the Conversion Date is extended in accordance with this Agreement, then all such rates shall be adjusted pursuant to a New Rate Lock Agreement and/or a Modified Rate Lock Agreement as set forth in Section 2.1.6.

     "BORROWER ": has the meaning provided in the first paragraph of this Agreement, and Borrower is and shall be wholly owned and controlled by Borrower Owner.

                  "BORROWER OWNER": with respect to Borrower, any current or future general partner, managing member, controlling shareholder, or beneficiary of Borrower.

                  "BORROWER REPRESENTATIVE": AH Texas CGP, Inc., an Ohio corporation, or its permitted successor or assignee as general partner of Borrower, as permitted by Lender pursuant to this Agreement.

                  "BORROWER SPONSOR ": AH Texas Subordinated, LLC, an Ohio limited liability company.
                  "BREAKAGE FEES": any fees, costs or other expenses (including Lender's Expenses) related to or incurred in connection with the termination, extension or other modification to the Rate

Lock Agreement or any other applicable hedge or derivative instruments required by Lender in connection with the Loan.

                  "BUSINESS DAY": any day other than a Saturday, Sunday or any other day on which Federally insured depository institutions in New York, New York, Chicago, Illinois, or the State are not open for business.

                  "CAPITAL EXPENSES": expenses that are required under GAAP to be capitalized.

                  "CLEARING ACCOUNT AGREEMENT": the Clearing Account Agreement by and among Borrower, Lender, and LaSalle National Bank (or such other financial institution acceptable to Lender), dated no later than thirty (30) days after the Loan Closing Date.

                  "CODE": the Internal Revenue Code of 1986, as amended, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

                  "CONTEST PROCEDURES ": After prior notice to Lender, Borrower or Manager, at its own expense, may contest by appropriate proceedings, promptly initiated and conducted in good faith and with due diligence, the particular issue, provided that (i) no other Default or Event of Default has occurred and remains uncured, (ii) such proceeding shall suspend the collection of fees in connection with the particular issues, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or Manager is subject and shall not constitute a default thereunder, (iv) no part of or interest in the Property will be in danger of being sold, forfeited, terminated, canceled or lost, if the Borrower or Manager pays the amount or satisfies the condition being contested, and the Borrower or Manager would have the opportunity to do so, in the event of the Borrower's or Manager's failure to prevail in the contest, (v) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Borrower or Manager has not furnished additional security as provided in clause (vi) below, or to any risk of criminal liability, and neither the Property nor any interest therein would be subject to the imposition of any lien for which the Borrower or Manager has not furnished additional security as provided in clause (vi) below, as a result of the failure to comply with such law or of such proceeding, (vi) Borrower or Manager shall have furnished such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure the payment of any such fees, together with all interest and penalties thereon, but in no amount less than one hundred and twenty-five percent (125%) of the amount of such claims, and (vii) Borrower or Manager shall promptly upon final determination thereof pay the amount of such fees determined to be due and payable, together with all costs, interest and penalties. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established.

                  "CONTROL": with respect to any Person, either (i) ownership directly or through other entities of more than fifty percent (50%) of all beneficial equity interest in such Person, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.

     "CONVERSION": the conversion of the Loan from a construction loan to a permanent loan pursuant to the provisions of this Agreement, which shall occur on the Conversion Date pursuant to Section 2.1.2(c) provided no Default or Event of Default has occurred after the Conversion Notice.

                  "CONVERSION DATE": shall be the date specified as the Conversion Date by Lender in a Conversion Notice that has not been withdrawn, revoked or superseded by a later Conversion Notice, which date shall not be later than the Original Expected Conversion Date or the Extended Expected Conversion Date, as applicable.

     "CURRENT MONTH": as of any date of determination, the then current calendar month.

     "DEBT": the unpaid Principal, all interest accrued and unpaid thereon, any Yield Maintenance Premium, Default Rate interest, Late Payment Charges, and all other sums due and payable to Lender in respect of the Loan, or under any Loan Document.

                  "DEBT SERVICE": with respect to any particular period, the greater of (i) scheduled Principal and interest payments under the Note in such period, plus any and all Default Rate Interest, Late Payment Charges, Yield Maintenance Premium that accrue or are due and payable, and any and all other sums due to Lender in respect of the Loan, and (ii) the product of (A) the outstanding Principal as of the end of such period and (B) the Debt Service Constant for such period.

                  "DEBT SERVICE CONSTANT": for any period, the greater of (i) nine and two hundredths percent (9.02%) and (ii) an amount, expressed as a percentage, computed by dividing by 100 the annual amount of principal and interest which would be payable on a loan of $1,000 in order to fully amortize such loan in equal monthly installments over the Amortization Schedule with interest at a rate equal to the Interest Rate as of the end of such period.

     "DEBT SERVICE COVERAGE RATIO": as of any date, the ratio of (i) the Net Operating Income for the 12-month period ending with the most recently completed calendar month to (ii) the Debt Service with respect to such period.

     "DEFAULT": the occurrence of any event under any Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

     "DEFAULT RATE": a rate per annum equal to the lesser of (i) the Maximum Rate permitted by applicable law, or (ii) five percent (5%) above the Interest Rate or the Revised Interest
Rate, as applicable, compounded monthly.

                  "DEFEASANCE DEPOSIT": an amount equal to the sum of (i) an amount sufficient to purchase U.S. Obligations which provide payments that will meet the Scheduled Defeasance Payments, (ii) any costs and expenses incurred or to be incurred in the purchase of such U.S. Obligations and (iii) any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note, the creation of the Defeased Note and the Undefeased Note, if applicable, any transfer of the Defeased Note or otherwise required to accomplish the agreements of Sections 2.3 and 2.4.

     "DEPOSIT ACCOUNT AGREEMENT": the Deposit Account Agreement by and among Borrower, Lender, and LaSalle National Bank, dated two (2) months prior to the date Borrower or Manager receives Rents.

     "DEPOSIT BANK": the deposit bank under the Deposit Account Agreement or its successors or assigns as permitted thereunder.

     "DETERMINATION DATE": with respect to any Interest Period, the date which is two (2) Eurodollar Business Days prior to the commencement of such Interest Period.

     "DOH ": the applicable state and local Department of Public Health or such other applicable state agencies.

     "EFFECTIVE BALLOON AMOUNT": the projected outstanding Principal on the Optional Prepayment Date, derived by application of the Interest Rate and the Monthly Debt Service Payment Amount.

                  "ELIGIBLE ACCOUNT": (i) an account maintained with a federal or state chartered depository institution or trust company whose (x) commercial paper, short-term debt obligations or other short-term deposits are rated at least A-1 by the applicable Rating Agencies if the deposits in such account are to be held in such account for thirty (30) days or less or (y) long-term unsecured debt obligations are rated at least AA- by the applicable Rating Agencies if the deposits in such account are to be held in such account for more than thirty (30) days; or (ii) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which institution or trust company is subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. ss. 9.10(b); or (iii) an account otherwise acceptable to the applicable Rating Agencies, as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Security.

     "ENVIRONMENTAL GUARANTY": an Environmental Indemnity Agreement made by Guarantor in favor of Lender in a form satisfactory to Lender.

     "EQUITY INTERESTS": with respect to Manager or Borrower of the Property (a) if Manager or Borrower, as applicable, is a limited partnership, limited partnership interests in

Manager or Borrower, as applicable; (b) if Manager or Borrower, as applicable, is a limited liability company, membership interests in Manager or Borrower, as applicable; (c) if Manager or Borrower, as applicable, is a corporation, shareholder interest in Manager or Borrower, as applicable; provided, however, that Equity Interests shall not include any direct or indirect legal or beneficial ownership interest, or any other interest of any nature or kind whatsoever, of the Borrower Representative or Manager Representative, as applicable, in Borrower or Manager, as applicable.

     "EQUITY OPTION AGREEMENT": that certain Equity Option Agreement by and among AH Texas Investor, Inc., Borrower Sponsor, Borrower Representative, Borrower, and Manager Sponsor, dated the date hereof.

                  "ERISA": the Employee Retirement Income Security Act of 1974 as amended from time to time, and the rules and regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA AFFILIATE": with respect to Borrower or Manager, any corporation or trade or business that is a member of any group of organizations
(i) described in Section 414(b) or (c) of the Code of which Borrower or Manager, as applicable, is a member, and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Borrower or Manager, as applicable, is a member.

                  "ERISA PLAN": an employee benefit or other plan established or maintained by Borrower, Manager, or any ERISA Affiliate for employees of Borrower, Manager or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

     "EURODOLLAR BUSINESS DAY": any day other than a Saturday, Sunday or other day on which banks in the City of London, England are closed for interbank or foreign exchange transactions.

     "EXPECTED CONVERSION DATE ": shall be either the Original Expected Conversion Date or the Extended Expected Conversion Date if approved in accordance with Section 2.1.6, as applicable.

                  "EXTENDED EXPECTED CONVERSION DATE ": the date to which the Original Expected Conversation Date is extended pursuant to Section 2.1.6, which, at Lender's discretion, may be a Payment Date and in any case shall be no later than ten (10) months following the Expected Conversion Date.

     "EXTENSION CONFIRMATION DATE": the date of Lender's written notice to Borrower and Manager of Lender's agreement to extend the Original Expected Conversion Date to the Extended Expected Conversion Date.

     "EXTENSION FEE": an amount equal to one half (1/2) point of the Initial Loan, which fee Manager shall pay no later than five (5) Business Days after the Extension Confirmation Date.

     "EXTENSION NOTICE": a written notice by Manager to Lender received by Lender no later than sixty (60) days prior to the Original Expected Conversion Date, specifying the Extended Expected Conversion Date.

     "FISCAL YEAR": each twelve (12) month period commencing on January 1 and ending on December 31 during each year of the Term.

     "FIXED RATE": either (i) the Initial Fixed Permanent Rate or (ii) if Lender allows an Expected Conversion Date Extension, the Revised Initial Fixed Permanent Rate.

     "GAAP": generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

                  "GOVERNMENTAL AUTHORITY": any court, agency, authority, board (including, any environmental protection, planning or zoning board), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States, the State, any other state of the United States, the County, City, Town and other municipality in which the Land is located, whether now or hereafter in existence, having or claiming to have jurisdiction over any Borrower, the Property or any part thereof, or any Person to whom a particular reference to Governmental Authorities is applicable, or the construction, use, occupancy, management, ownership or operation of the Property or any part thereof.

     "GROSS REVENUES": the total dollar amount of all income and receipts whatsoever received by Borrower and, without duplication, by Manager in the ordinary course of their respective businesses with respect to the Property, including all Rents and Money.

     "GUARANTOR": Brookdale Living Communities, Inc., a Delaware corporation.

     "GUARANTY": either the Guaranty of Payment or the Guaranty of Completion and "Guaranties" means, collectively both the Guaranty of Payment and the Guaranty of Collection.

     "GUARANTY OF COMPLETION": that certain Guaranty of Completion from Guarantor to Lender as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto, in form satisfactory to Lender.

                  "GUARANTY OF PAYMENT": that certain guaranty of payment of Note, Rate Lock Obligations, Carrying Costs and Recourse Obligations from Guarantor to Lender as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto, in form satisfactory to Lender.

                  "IMPOSITIONS": all ground rents and all Taxes (including, without limitation, all real estate, ad valorem or value added, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege, license or similar taxes), assessments (including, without limitation, to the extent not discharged prior to the Loan Closing Date, all assessments for public improvements or benefits, whether or not commenced or completed within the term of this Agreement or any other Loan Documents), water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of the Property, (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (i) Borrower or Manager (including, without limitation, all income, franchise, single business or other taxes imposed on Borrower or Manager for the privilege of doing business in the jurisdiction in which the Property, or any other Collateral is located), (ii) the Property, or any other Collateral or any part thereof, or
(iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Property or the leasing or use of the Property or any part thereof, or the acquisition or financing of the acquisition of the Property by Borrower or Manager.

                  "INDEPENDENT": when used with respect to any Person, a Person who: (i) does not have any direct financial interest or any material indirect financial interest in Borrower, Manager, or in any Affiliate of Borrower or Manager (including, in any Borrower Representative or Manager Representative, as applicable), (ii) is not connected with Borrower, Manager, or and any Affiliate of Borrower or Manager (including any Borrower Representative or Manager Representative, as applicable), as an officer, employee, promoter, underwriter, trustee, partner, member, manager, creditor, director or person performing similar functions, and (iii) is not a member of the immediate family of a Person defined in (i) or (ii) above. Notwithstanding the foregoing, during such period as Guarantor is a publicly listed company, any Person (other than an officer, employee, promoter, underwriter, trustee, partner or director of Guarantor or Person performing similar functions of Guarantor) owning less than two percent (2%) of the issued and outstanding stock of Guarantor shall be deemed Independent.

                  "INDEPENDENT DIRECTOR": an individual reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment as a director of the relevant entity, at any time after the appointment, and may not have been at any time during the preceding five years (i) a shareholder of, or an officer or employee of, such entity or any of its shareholders, subsidiaries or Affiliates, (ii) a customer of, or supplier to, such entity or any of its shareholders, subsidiaries or Affiliates, (iii) a Person Controlling any such shareholder, supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, employee, supplier or customer or of any other director of such entity.

     "INITIAL EQUITY INVESTMENT": with respect to Borrower, an amount calculated as the difference between (x) 100% of the Budget Costs for the Property and (y) the Loan Amount for the Property, which amount is to be funded by Borrower from sources other than Advances or Obligations.

     "INITIAL FIXED PERMANENT RATE": as of a given date, the sum of (i) the Spread plus
(ii) the Blended Treasury Rate as of such date.

     "INITIAL LOAN": the loan, in the maximum original principal amount of Twenty-Four Million Two Hundred Fifty Thousand and 00/100 Dollars ($24,250,000.00), to be made by Lender to Borrower pursuant to the Master Financing Facility Agreement and the BLA (and Section 2.1.1 hereof).

                  "INITIAL LOCKED AMOUNT":Twenty-Four Million Two Hundred Fifty Thousand and 00/100 Dollars ($24,250,000.00), which is the sum of (i) the amount rate locked pursuant to the Rate Lock Agreement dated January 14, 1998, which sum is Twenty Million Two Hundred Fifty Thousand Seven Hundred Seventy-Nine and 00/100 Dollars ($20,250,779.00) and (ii) the amount rate locked pursuant to the Rate Lock Agreement dated May 7, 1998, which sum is Three Million Nine Hundred Ninety-Nine Thousand Two Hundred Twenty-One and 00/100 Dollars ($3,999,221.00).

     "INITIAL NOTE": the Note dated the date hereof made by Borrower to Lender in the maximum principal amount of the Initial Loan, as it may be restated, replaced, supplemented or otherwise modified from time to time.

                  "INTERCREDITOR AGREEMENT": the Intercreditor Agreement dated the date hereof made by Banc One Capital Partners IV, Ltd., Lender, Borrower,
Borrower Representative, Manager and Borrower Sponsor, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

                  "INTEREST PERIOD": (i) the period from the date of the Initial Advance through the first day thereafter that is an Interest Period Termination Date and (ii) each period thereafter from an Interest Period Commencement Date through an Interest Period Termination Date; except that the Interest Period, if any, that would otherwise commence before and end after the Maturity Date shall end on the Maturity Date. If the Loan Closing Date shall occur prior to the tenth (10th) day of a calendar month, the first Interest Period shall commence on and include the Loan Closing Date and end on and include the tenth (10th) day of the calendar month in which the Loan Closing Date occurs. If the Loan Closing Date shall occur after the tenth (10th) day of a calendar month, the first Interest Period shall commence on the Loan Closing Date and end on and include the tenth (10th) day of the calendar month following the month in which the Loan Closing Date occurs. If the Loan Closing Date shall occur on the tenth (10th) day of a calendar month, the first Interest Period shall consist of a one (1) day period consisting of the Loan Closing Date.

                  "INTEREST PERIOD COMMENCEMENT DATE": the eleventh (11th) day of each calendar month (or such different day of each calendar month that Lender may designate in its reasonable discretion by notice to any Borrower given at least fifteen (15) days before such change is to take effect).

     "INTEREST PERIOD TERMINATION DATE": the tenth (10th) day of each calendar month (notwithstanding that the succeeding Payment Date may not be an Interest Period Commencement Date because the day after such Interest Period Termination Date is not a Business Day).

                  "INTEREST RATE": (i) for each Interest Period ending prior to or on the Conversion Date, LIBOR with respect to such Interest Period plus 175 basis points, (ii) for each Interest Period after the Conversion Date but prior to the Optional Prepayment Date, the applicable of (A) if the Rate Adjustment is not made, the Fixed Rate as of the Conversion Date, or (B) if the Rate
Adjustment is made, the applicable of (x) the Alternative Rate as of the Conversion Date or (y) the Revised Alternative Rate as of the Conversion Date, if Lender allows an Expected Conversion Date Extension, (iii) for each Interest Period after the Optional Prepayment Date, the Revised Interest Rate, and (iv) in any case, when applicable pursuant to this Agreement or any other Loan Document, the Default Rate. In no event may any such rate at any time exceed the Maximum Rate.

                  "INVENTORY": all of Borrower's and Manager's "inventory," as such term is defined in the UCC, relating to the Property, and, to the extent not included in such definition, all goods now owned or hereafter acquired by Borrower or Manager intended for sale or lease, or to be furnished under contracts of service by such Borrower or Manager in connection with the Property, including without limitation, all inventories held by Borrower or Manager for sale or use at or from the Property, and all other such goods, wares, merchandise, and materials and supplies of every nature owned by Borrower or Manager relating to the Property and all such other goods returned to or repossessed by Borrower or Manager relating to the Property.

                  "LEGAL REQUIREMENTS": statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities, including, all Environmental Laws and the Americans with Disabilities Act, as they may be amended from time to time, together with all regulations promulgated pursuant thereto or in connection therewith, affecting the Borrower, the Manager, the Loan Documents, or all or any part of the Property or the construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instrument, either of record or known to Borrower or Manager, at any time in force affecting the Borrower, the Manager, the Loan Documents, or all or any part of the Property, enacted or entered and in force as of the relevant date, and all Licenses and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower or Manager, at any time in force affecting the Property or any part thereof, including any that may (i) require repairs, modifications or alterations in or to all or part of the Property, or (ii) in any way limit the use and enjoyment thereof.

     "LENDER": has the meaning provided in the first paragraph of this Agreement.

                  "LENDER'S COUNSEL":  such counsel as Lender may engage.

                  "LENDER'S COUNSEL FEES": the reasonable fees and disbursements of Lender's Counsel for services heretofore or hereafter rendered and reasonable costs incurred by such law firm and any other law firm(s) retained by Lender on behalf of itself and/or Lender in connection with all aspects of Lender's making and enforcing the Loan and, except as otherwise provided in this Agreement, negotiating, drafting, entering into, modifying (with Borrower's and Manager's consent) and enforcing Lender's rights and remedies under the Loan Documents.

                  "LENDER'S EXPENSES": as defined in the Rate Lock Agreement, and shall include losses to Lender arising from the hedging transactions entered into, or to be entered into, by Lender in relation to the Rate Lock Agreement and all fees, commissions and other expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with the closing out of all or any portion of the Rate Lock (as defined in the Rate Lock Agreement).

                  "LIBOR": with respect to any Interest Period, the rate per annum which is equal to the London Interbank Offered Rate reported from time to time by Telerate News Service (page 3750), at which foreign branches of major United States banks offer United States dollar deposits to other banks for a one-month period in the London interbank market at approximately 11:00 a.m., London time, on the related Determination Date. If such interest rate shall cease to be available from Telerate News Service, LIBOR shall be determined from such financial reporting service as Lender shall reasonably determine and use with respect to its other loan facilities on which interest is determined based on LIBOR. If two or more such rates appear on Telerate page 3750 or associated pages, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates, absent manifest error.

                  "LIEN": any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest or any other encumbrance, charge or transfer of, on or affecting all or part of the Property or any interest therein, or in Borrower or, after the Conversion Date, in Manager, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the UCC or comparable law of any other jurisdiction, domestic or foreign, and mechanic's, materialmen's and other similar liens and encumbrances.

     "LOAN": the Initial Loan and the Additional Loan (if any), collectively.

     "LOAN CLOSING": the execution and delivery of this Agreement by Borrower, Manager, and Lender.

     "LOAN CLOSING DATE": the date upon which this Agreement is executed and delivered by Borrower, Manager, and Lender.

                  "LOAN DOCUMENTS":  includes (i) this Agreement, (ii) the Note,
(iii) the BLA, (iv) the Mortgage, (v) the Subordinate Mortgage, (vi) the Assignment of Leases, (vii) the Assignment of Agreements, (viii) the Guaranties,
(ix) the Environmental Guaranty, (x) the Clearing Account Agreement, (xi) the Deposit Account Agreement, (xii) the Non-Recourse Guaranty, and (xiii) all other documents and instruments evidencing or securing the Loan on or after the date hereof excluding the Other Loan Documents; as each of the foregoing may be (and each of the foregoing defined terms shall refer to such documents as they may
be) amended, restated, replaced, supplemented or otherwise modified from time to time.

                  "MANAGEMENT AGREEMENT": the management agreement dated the date hereof, between Borrower and Manager, in form satisfactory to Lender in Lender's discretion, as modified by the Consent and Subordination of Manager, executed by Manager in favor of Banc One, dated the date hereof, together with any substitute management agreement entered into as permitted by the Loan Documents, pursuant to which Manager is to develop and manage the Property.

     "MANAGEMENT   FEE":  the  fee  payable  to  Manager  under  the  Management
Agreement.

     "MANAGER": has the meaning provided in the first paragraph of this Agreement, and Manager is and shall be wholly owned and controlled by Manager Owner.

     "MANAGER OWNER": with respect to Manager, any current or future general partner, managing member, or controlling shareholder of Manager.

     "MANAGER REPRESENTATIVE": Brookdale Living Communities of Texas-II, Inc., a Delaware corporation.

     "MANAGER  SPONSOR":   Brookdale  Living   Communities,   Inc.,  a  Delaware
corporation.

                  "MANAGER'S CONSENT": with respect to the Property, the Manager's Consent and Subordination of Management Agreement, in favor of Lender, executed by Manager, Borrower, and Lender, as the same may from time to time be supplemented, amended, modified, or extended, by one or more written agreements, in form satisfactory to Lender.

     "MASTER FINANCING FACILITY AGREEMENT": the Master Financing Facility Agreement between Manager Sponsor and Lender, in the maximum aggregate principal amount of One Hundred Million and 00/100 Dollars ($100,000,000.00), dated June __, 1998.

                  "MASTER FINANCING FACILITY CLOSING DATE": June __, 1998.

     "MATERIAL LEASE": any Lease except for (i) a residential Lease executed on the Approved Residency Agreement and (ii) any commercial lease for less than 2,500 square feet.

     "MATURITY DATE": the earlier to occur of: (i) the Stated Maturity Date; and
(ii) the date on which the entire Debt shall be paid or be required to be paid in full, whether at the Stated Maturity Date, by prepayment, declaration of acceleration or otherwise in accordance with the terms of this Agreement or any of the Loan Documents or by operation of law.

                  "MAXIMUM RATE": the maximum interest rate allowed by applicable Legal Requirements in effect with respect to the Loan on the date for which a determination of interest accrued hereunder is made, after taking into account all fees, payments and other charges that are, under applicable law, characterized as interest.

     "MONEY": all of Borrower's and Manager's interest in all moneys, cash, rights to deposit or savings accounts, credit card receipts, rents or other items of legal tender obtained from or for the use in connection with the ownership, development or operation of the Property.

                  "MORTGAGE": the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, in form and substance satisfactory to Lender in Lender's discretion, dated as of the Loan Closing Date, made by Borrower to Sarah Ann Powers, Esq., as trustee in favor of Lender with respect to the Property as security for the Loan, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto.

     "MULTIEMPLOYER PLAN": with respect to Borrower or Manager, a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by Borrower, or Manager, as applicable, or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "NACC": Nomura Asset Capital Corporation, a Delaware corporation.

                  "NET OPERATING INCOME": for any period, all Operating Income during such period minus all Operating Expenses during such period; determined by audit or in accordance with other agreed-upon procedures determined by Lender; provided that, in determining Net Operating Income, adjustments shall be made to reflect market and submarket occupancy and other factors determined to be relevant by Lender, in Lender's reasonable discretion, and to comply with Lender's underwriting standards then in effect, including the following adjustments: (i) Operating Expenses shall be adjusted to reflect (A) a reserve for capital expenditures equal to the greater of (x) $250 multiplied by the number of apartment units at the Property or (y) such higher amount as is recommended in a third-party engineering report, (B) an amount necessary to reflect a minimum annual vacancy factor, pro rated for the applicable period, equal to the greater of (x) the actual vacancy for the Property, (y) five percent (5%) of Gross Revenues, and (z) the market vacancy rates, (C) a management fee equal to the greater of the Management Fee or five percent (5%) of Rents, and (D) the cost of Insurance Premiums adjusted to treat the Property as a separate and individual asset as reasonably determined by Lender if the Property is being insured under a blanket insurance policy, and (ii) Operating Income shall be adjusted (A) to exclude Rents from temporary or month-to-month tenants or tenants operating under bankruptcy protection and (B) to reflect any Rent adjustments or cancellation options in any Leases; and provided further, that Net Operating Income shall not include payments to be received in respect of U.S. Obligations purchased in connection with a Defeasance. All adjustments to determine Net Operating Income shall be subject to Lender's approval, in its reasonable discretion after due diligence and all Operating Expenses may be adjusted as required or permitted by applicable Rating Agency criteria.

                  "NON-RECOURSE GUARANTY": that certain guaranty from Borrower to Lender, securing the obligations of Other Borrowers under their respective Other Loan Agreements, as the same may be thereafter from time to time supplemented, amended, modified or extended by one or more written agreements supplemental thereto, in form satisfactory to Lender, which guaranty is secured solely by Borrower's interest in the Property.

     "NOTE": the Initial Note and (if executed and delivered) the Additional Note, collectively; or, after the execution and delivery thereof, the Restated Note.

                  "OBLIGATIONS":    all   present   and   future   indebtedness,
obligations, and liabilities of Borrower to Lender arising under or in connection with this Agreement or any of the other Loan Documents, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several.

     "OFFICERS' CERTIFICATE": a certificate delivered to Lender by Borrower or Manager, as applicable, which is signed by a senior executive officer of Borrower or Borrower Owner, or Manager or Manager Owner, as applicable.

     "OPERATING EXPENSE CERTIFICATE ": a certificate delivered to Lender by Borrower or Manager, as applicable, in the form attached hereto as Exhibit A.

                  "OPERATING EXPENSES": for any period, all fees and expenditures by or on behalf of Borrower as and to the extent required to be expensed or allowed to be expensed and in fact expensed under GAAP during such period in connection with the ownership, operation, maintenance, repair or leasing of the Property, including (i) Management Fees; Insurance Premiums; bank charges; expenses for accounting, advertising, marketing, architectural services, utilities, extermination, cleaning, trash removal, window washing, landscaping and security; and reasonable and necessary legal expenses incurred in connection with the operation of the Property; (ii) Taxes and Other Charges (calculated on a grossed up basis to reflect the full assessment of the Property after Substantial Completion and full lease up, but excluding fines, penalties, interest or Taxes or Other Charges payable by reason of Borrower's failure to pay an imposition on a timely basis);

(iii) wages, benefits, payroll taxes, uniforms, insurance costs and all other related expenses for employees of Borrower or its Affiliate engaged in the repair, operation or maintenance of the Property; and (iv) the cost of tenant improvements, routine interior and exterior maintenance, repairs and minor alterations; provided that Operating Expenses will not include Debt Service, Capital Expenses, non-cash items such as depreciation and amortization or any extraordinary one-time expenditures not considered operating expenses under GAAP.

                  "OPERATING INCOME": for any period, all regular on-going revenues actually received by Borrower and, without duplication, by Manager from the operation of the Property during such period, including (i) Rents, (ii) business interruption proceeds, and (iii) all other amounts received which in accordance with GAAP are required to be or are included in Borrower's or Manager's annual financial statements as operating income of the Property; provided, that Operating Income will not include (1) income from non-recurring income sources, (2) advance Rents or other payments, (3) deposits or escrows,
(4) any income  otherwise  includable  in Operating  Income but paid to a Person
other  than  Borrower  or  Manager,   (5)  Proceeds  of  Casualty  insurance  or
Condemnation Awards, or (6) income from a sale, financing or other capital transaction.

     "OPTIONAL PREPAYMENT DATE": the one hundred eightieth (180th) Payment Date after the Conversion Date.

                  "ORIGINAL EXPECTED CONVERSION DATE": May 11, 2001.

     "OTHER BORROWER": any other party which is a Borrower pursuant to the Master Financing Facility Agreement.

                  "OTHER BUILDING LOAN AGREEMENT": the building loan agreement in form and substance satisfactory to Lender in Lender's discretion, made by any Other Borrower to Lender, evidencing the Other Loan made by Lender to the applicable Other Borrower pursuant to the Master Financing Facility Agreement, secured by the Other Property owned by the applicable Other Borrower.

                  "OTHER CHARGES": all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

                  "OTHER LOAN AGREEMENT ": the loan agreement in form and substance satisfactory to Lender in Lender's discretion, made by any Other Borrower to Lender, evidencing the Other Loan made by Lender to the applicable Other Borrower pursuant to the Master Financing Facility Agreement, secured by the Other Property owned by the applicable Other Borrower.

     "OTHER LOAN DOCUMENTS": includes (i) the Other Loan Agreements, (ii) the Other Building Loan Agreements, (iii) the Other Non-Recourse Guarantees, (iv) the Other Properties

Subordinate Mortgages, and (v) all other documents and instruments, in form and substance satisfactory to Lender in Lender's discretion, made by any Other Borrower to Lender, evidencing and securing any Other Loan made by Lender to any Other Borrower pursuant to the Master Financing Facility Agreement, secured by the Other Property owned by the applicable Other Borrower.

     "OTHER MANAGER": any other party which is a Manager pursuant to the Master Financing Facility Agreement or the Transaction Documents.

                  "OTHER NON-RECOURSE GUARANTY ": any guaranty in form and substance satisfactory to Lender in Lender's discretion, made by any Other Borrower to Lender as additional security for the Loan, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements, supplemental thereto.

                  "OTHER PROPERTIES SUBORDINATE MORTGAGE": any mortgage, assignment of leases and rents, security agreement and fixture filing, in form and substance satisfactory to Lender in Lender's discretion, made by any Other Borrower to Lender or to a trustee in favor of Lender, with respect to such Other Property owned by the applicable Other Borrower, as security for the Loan, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto; provided that if such mortgage encumbers a Property in a state having a mortgage recording tax such mortgage may secure a maximum principal amount less than the full principal amount of the Loan, in order to reasonably limit the mortgage recording taxes payable in connection with such mortgage, if (i) Lender approves such maximum amount, which approval shall not be unreasonably withheld if such limitation does not adversely affect Lender or its rights under the Loan Documents and (ii) such maximum amount is not less than (A) 110% of the value of the completed Property as shown in the Appraisal minus (B) the principal amount secured by the Mortgage.

                  "PAYMENT DATE": the eleventh (11th) day of each calendar month, provided, however, that for purposes of making payments hereunder, but not for purposes of calculating interest accrual periods, if in any month the eleventh (11th) day is not a Business Day, then the Payment Date for such month shall be the first Business Day thereafter.

     "PBGC ": the Pension Benefit Guaranty Corporation established under ERISA or any successor thereto.

                  "PERMITTED ENCUMBRANCES": (a) the Liens created by the Loan Documents, (b) all Liens and other matters disclosed in the Title Insurance Policy or the Survey, (c) Liens, if any, for Taxes or Other Charges not yet payable or delinquent or being contested in good faith and by appropriate proceedings in accordance with this Agreement, (d) without limiting the foregoing, any and all governmental, public utility and private restrictions, covenants, reservations, easements, licenses or other agreements which may be granted by Borrower and/or Manager after the Loan Closing Date and which do not materially and adversely affect (A) the ability of Borrower to pay any of its obligations to any Person as and when due, (B) the marketability of title to the Property, (C) the fair market value of the Property, or (D) the use or operation of the Property as of the Loan Closing Date and thereafter, and (e) all other Liens to which Lender in its sole discretion has given its prior written consent and, after a Securitization, with respect to which the Rating Agencies have confirmed in writing that such Liens will not result in a downgrade, withdrawal or qualification of the then-applicable ratings of any securities issued in a Securitization.

                  "PERMITTED TRANSFERS": (i) Permitted Encumbrances, (ii) all transfers of worn out or obsolete furnishings, fixtures or equipment that are not reasonably necessary for the operation of the Property or, if necessary for the operation of the Property, are replaced with equivalent property, (iii) all Leases which are not Material Leases, (iv) all Material Leases which have been approved by Lender in writing in Lender's reasonable discretion or which are deemed approved in accordance with the Mortgage, (v) provided no Event of Default has occurred and is continuing, a Special Transfer, (vi) transfers of Equity Interests which in the aggregate during the term of the Loan (a) do not exceed forty-nine percent (49%) of the total interests in the Borrower or Manager, as applicable, and (b) do not cause any partner's, member's, shareholder's, beneficial owner's or other Person's interest in the Borrower or Manager, as applicable, to exceed forty-nine percent (49%) of the total interests in Borrower or Manager, as applicable, (vii) provided no Event of Default has occurred and is continuing, any transfer permitted pursuant to either (a) the Equity Option Agreement or (b) the Property Option Agreement, provided any such transfer is completed on or prior to the Exercise Date (as defined in the Intercreditor Agreement), (viii) provided no Event of Default has occurred and is continuing, any Synthetic Lease approved by Lender in accordance with Section 10.33 below, (ix) provided no Event of Default has occurred and is continuing, transfers of Equity Interests to wholly-owned Affiliates of Manager Sponsor provided that, (a) after any Securitization, the Rating Agencies shall have confirmed in writing that such transfer or transfers shall not result in a downgrade, withdrawal or qualification of any Securities issued in connection with such Securitization, (b) acceptable opinions relating to such transfer or transfers shall have been delivered by Borrower or Manager, as applicable, to Lender and the Rating Agencies (including without limitation tax and bankruptcy opinions), and (c) Borrower or Manager pays all reasonable expenses incurred by Lender in connection with such transfer or transfers, (x) provided no Event of Default has occurred and is continuing, any other transfer of Equity Interests provided that (a) prior to any Securitization, Lender shall have consented to such transfer or transfers, (b) after any Securitization, Lender shall have consented to such transfer or transfers and the Rating Agencies shall have confirmed in writing that such transfer or transfers shall not result in a downgrade, withdrawal or qualification of any Securities issued in connection with such Securitization, (c) acceptable opinions relating to such transfer or transfers shall have been delivered by Borrower or Manager, as applicable, to Lender and the Rating Agencies (including without limitation tax and bankruptcy opinions), (d) Borrower or Manager pays all reasonable expenses incurred by Lender in connection with such transfer or transfers, (xi) provided no Event of Default has occurred and is continuing, transfers of interests in the Property which constitute Permitted Encumbrances, and (xii) any transfers done pursuant to and in accordance with the Intercreditor Agreement.

     "PERMITTED USE": independent living facility with an assisted living component, including such services ancillary thereto, including banking, beauty shop, and convenience store, as long as such services are permitted pursuant to applicable Legal Requirements.

     "PERSON": any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

     "POOLING AND SERVICING AGREEMENT": the Servicing Agreement entered into with the Servicer in connection with any Securitization.

     "PRINCIPAL": the principal of the Loan or a specified portion thereof.

                  "PROPERTY": the parcel of real property and improvements now or hereafter located thereon and all personal property now or hereafter associated therewith, owned, leased and managed by Borrower and Manager and encumbered by the Mortgage, the Subordinate Mortgage, the Assignment of Leases, the Assignment of Agreements, or the other Loan Documents, together with all rights pertaining to such property and improvements, as more particularly described in the Granting Clauses of the Mortgage and referred to therein as the "Mortgaged Property". The legal description of the Property is set forth in
Schedule 1.

     "PROPERTY OPTION AGREEMENT": that certain Property Option Agreement by and among Borrower Sponsor, Borrower, and Manager Sponsor dated the date hereof.

                  "RATE LOCK AGREEMENT": the agreement entered into between Borrower and/or Guarantor, and Lender (or another party) dated on or before the date hereof and guarantied by Guarantor under the Payment Guaranty, pursuant to which Lender has "locked" the Applicable Pre-Conversion Treasury Rate that will apply as of the Conversion Date with respect to all or part of the Principal.

                  "RATE LOCK EXPIRATION DATE": May 11, 2001.

     "RATING AGENCY": each of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA, Inc. or any other nationally-recognized statistical rating agency which has been approved by Lender, to the extent that any of the foregoing have been or will be engaged by Lender or its designee in connection with a Securitization.

     "RELEASE DATE": the earlier to occur of (i) two (2) years from the "start-up day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust or (ii) three (3) years from the Conversion Date.

     "REMIC": a "real estate mortgage  investment conduit" within the meaning of
Section 860D of the Code.

                  "REMIC TRUST":  a REMIC that holds the Note.

                  "RE-SIZED AMOUNT": an amount determined by Lender equal to the lesser of (i) the amount obtained by dividing (A) the Net Operating Income, calculated using Operating Income for the 9-calendar month period ending on the last day of the calendar month immediately prior to the Conversion Date and Operating Expenses for the 9-calendar month period ending on the last day of the calendar month immediately prior to the Conversion Date, which Operating Expenses shall be annualized and seasonably adjusted, by (B) the Debt Service Constant for the period ending on the Conversion Date, and by (C) 1.27x; provided, however, such ratio may be modified by Lender, if and to the extent the proportion of the congregate care and assisted living components of the Property are altered by Borrower and/or Manager subsequent to the Loan Closing Date, (ii) seventy-five percent (75%) of the Appraised Value as of the Conversion Date, or (iii) one hundred twenty-five percent (125%) of the Budget Costs..

                  "REVISED ALTERNATIVE RATE": if Lender allows the Expected Conversion Date Extension, the Alternative Rate (i) adjusted by Lender to reflect the interest rate locked pursuant to either a New Rate Lock Agreement or a Modified Rate Lock Agreement and (ii) plus twelve (12) basis points.

                  "REVISED INITIAL FIXED PERMANENT RATE": if Lender allows the Expected Conversion Date Extension, the Initial Fixed Permanent Rate (i) adjusted by Lender to reflect the interest rate locked pursuant to either a New Rate Lock Agreement or a Modified Rate Lock Agreement and (ii) plus twelve (12) basis points.

                  "REVISED INTEREST RATE": the per annum rate of interest that is the greater of (i) the Fixed Rate plus five percent (5%) and (ii) the Treasury Rate on the Optional Prepayment Date plus six and 95/100 percent (6.95%), such Revised Interest Rate not to exceed the Maximum Rate.

     "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "SECURITY DEPOSIT ACCOUNT - CLEARING BANK": that certain account established and maintained by Lender at the Clearing Bank for the purpose of holding all security deposits of lessees under Leases prior to a Cash Management Period.

     "SECURITY DEPOSIT ACCOUNT - DEPOSIT BANK ": that certain account established and maintained by Lender at the Deposit Bank for the purpose of holding all security deposits of lessees under Leases during a Cash Management Period.

     "SERVICER": the entity appointed by Lender to service the Loan or its successor in interest, or if any successor servicer is appointed pursuant to the Pooling and Servicing Agreement, such successor servicer.

                  "SPECIAL TRANSFER": the sale of the Property after the Securitization by the original Borrower to a single purchaser not more than one time during the term of the Loan and the assumption in writing by the purchaser of all of the obligations of Borrower under the Loan Documents; provided no Default or Event of Default shall exist, Lender shall have consented to such sale, which consent shall not be unreasonably withheld or delayed, and Lender shall have received (i) evidence in writing from the applicable Rating Agencies to the effect that such a sale and assumption will not result in a qualification, withdrawal or downgrading of the ratings in effect immediately prior to such sale for the Securities then outstanding, (ii) acceptable opinions relating to such transfer shall have been delivered by Borrower to Lender and to the Rating Agencies (including without limitation tax and bankruptcy opinions),
(iii) the transferee assumes in writing all obligations of the transferor under the Loan Documents and executes and delivers such other documentation as may be required by Lender or the Rating Agencies and (iv) Borrower pays all reasonable expenses incurred by Lender in connection with such transfer.

                  "SPREAD": one hundred ninety-five (195) basis points.

     "STATE": the state or commonwealth in which the Property is located.

     "STATED MATURITY DATE": the three hundred fiftieth (350th) Payment Date after the Conversion Date.

                  "SUBORDINATE MORTGAGE": any mortgage, assignment of leases and rents, security agreement and fixture filing, in form and substance satisfactory to Lender in Lender's discretion, made by Borrower to Lender or to a trustee in favor of Lender, with respect to the Property, as security for any Other Loan, which mortgage shall be subordinate to the Mortgage, as the same may thereafter from time to time be supplemented, amended, modified or extended by one or more written agreements supplemental thereto; provided that if the State has a mortgage recording tax such mortgage may secure a maximum principal amount less than the full principal amount of any Other Loan, in order to reasonably limit the mortgage recording taxes payable in connection with such mortgage, if (i) Lender approves such maximum amount, which approval shall not be unreasonably withheld if such limitation does not adversely affect Lender or its rights under the Loan Documents, and (ii) such maximum amount is not less than (A) 110% of the value of the Property with the Required Improvements completed as shown in the Appraisal minus (B) the principal amount secured by the Mortgage on the Property.

     "TAX ADJUSTED ISSUE PRICE": the "adjusted issue price" within the meaning of Code ss. 1272(a)(4).

     "TAXES": all real estate and personal property taxes, assessments or sewer rents, now or hereafter levied or assessed or imposed against all or part of the Property.

                  "TAX FAIR MARKET VALUE": the fair market value of the Property, and (i) shall not include the value of any personal property or other property that is not an "interest in real property" within the meaning of Treasury Regulation ss.ss.1.860G-2 and 1.856-3(c), or is not "qualifying real property" within the meaning of Treasury Regulation ss.1.593-11(b)(iv), and (ii) shall be reduced by the Tax Adjusted Issue Price of any indebtedness, other than the Loan, secured by a Lien affecting the Property, which Lien is prior to or on a parity with the Lien created under the Mortgage.

                  "TEN-YEAR TREASURY RATE": as of a given date, the yield on the bid price appearing on such date on Telerate page 500 for the second most recently issued ten-year, non-callable U.S. Treasury security or, if there is no such U.S. Treasury security, the then prevailing yield on the U.S. Treasury security then being used by Lender to price ten-year fixed rate mortgage loans.

     "TERM": the entire term of this Agreement, which shall expire upon repayment in full of the Debt and full performance of each and every obligation to be performed by Borrower or Manager, as applicable, pursuant to the Loan Documents.

                  "THIRTY-YEAR TREASURY RATE": as of a given date, the yield on the bid price appearing on such date on Telerate page 500 for the second most recently issued 30-year, non-callable U.S. Treasury security or, if there is no such U.S. Treasury security, the then prevailing yield on the U.S. Treasury security then being used by Lender to price fixed rate mortgage loans in excess of ten years.

                  "TITLE INSURANCE POLICY": the mortgagee title insurance policy, in form acceptable to Lender, issued with respect to the Property, insuring the lien of the Mortgage and described in Section 4.1.39 of this Agreement, as such coverage is updated from time to time to Lender's reasonable satisfaction as required by this Agreement or the Building Loan Agreement.

     "TOTAL PROJECT COST": the aggregate amount of BLA Costs set forth in the BLA Budget and actually incurred and paid by Manager.

                  "TRANSFER": any sale, conveyance, transfer, Lease (including any amendment, extension, modification, waiver or renewal thereof), assignment, mortgage, pledge, grant of a security interest or hypothecation, whether by law or otherwise, of or in (i) all or part of the Property (including any legal or beneficial direct or indirect interest therein), (ii) any direct or indirect legal or beneficial interest in Borrower, (iii) any stock in the Borrower Owner,
(iv) any direct or indirect legal or beneficial interest in Manager, except any transfers of any interests in Manager Sponsor, or (v) any stock in the Manager Owner, except any transfers of any interests in Manager Sponsor.

                  "TREASURY RATE": as of the Optional Prepayment Date, the linear interpolation of the bond equivalent yields as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities" for the week ending prior to the Optional Prepayment Date of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the remaining term of the Note as of the Optional Prepayment Date.

                  "UCC":  the Uniform Commercial Code as in effect in the State.

     "UNLOCKED AMOUNT": on the Conversion Date, the amount of the Loan calculated as the difference, if any, between the Re-sized Amount on such date and the Initial Locked Amount.

     "U.S. OBLIGATION": obligations or securities not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America.

                  "YIELD MAINTENANCE PREMIUM": the amount (if any) which, when added to the unpaid Principal or the principal amount of the Defeased Note, as applicable, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments; provided, however, that under no circumstances shall the Yield Maintenance Premium be less than zero.

     1.2 INDEX OF OTHER DEFINITIONS. The following terms are defined in the sections or Loan Documents indicated below:

"Accrued Interest" - 2.2.2
"Additional Loan Structuring Fee" - 2.6.3
"Allowed   Trade   Payables"   -  4.1.33   and  4.2.33
"Alternative  Principal"  - 2.2.5
"Alternative  Rate" - 2.2.5
"Annual Budget" - 5.2.9(e)
"Applicable Taxes" - 2.7
"Award" - 7.3.2
"Budget  Costs"  -  BLA
"Capital  Budget"  -  5.2.9(e)
"Capital Reserve Fund" - 3.3.1
"Capital Reserve  Subaccount" - Deposit Account  Agreement
"Cash Collateral  Subaccount" - 3.6
"Cash   Management   Period" -  3.1
"Casualty"   -   7.2.1
"Casualty/Condemnation Prepayment" - 2.3.2
"Casualty/Condemnation Subaccount" - Deposit Account Agreement

"Clearing  Accounts"  - 3.1
"Clearing  Banks"  - 3.1
"COE" - 4.1.22
"Collateral" - Mortgage
"CON" - 4.1.22 "Condemnation" - 7.3.1
"Conversion Notice" - 2.1.2(c)
"Conversion  Shortfall" - 2.3.2(b)
"Defeasance"  -  2.3.3
"Defeasance  Date"  -  2.3.3
"Defeased  Note" - 2.3.3
"Deposit  Account" - 3.1
"Disclosure Document" - 9.1.2
"Draw Fees" - 2.6.1
"Engineering  Reports" - BLA
"Environmental Laws" - 4.2.31
"Environmental Report" - BLA
"Equipment" - Mortgage
"Event of Default" - 8.1
"Exchange Act" - 9.1.2
"Expected  Conversion  Date Extension"  - 2.1.6(a)
"Facility Structuring Fee" - MFFA
"Funds" - 3.8 "Hazardous Substances" - 4.2.31
"Hypothetical  Principal"  -  2.2.5
"Improvements"  - Mortgage
"Initial Advance" - BLA
"Insurance  Premiums" - 7.1.2
"Insured   Casualty"   -  7.2.2
"Intangibles"   -   Mortgage
"Inventory" - Mortgage
"Junior  Preferred  Equity" - 2.3.2(b)
"Land" - Mortgage
"Late Payment  Charges" - 2.5.3
"Leases" - Mortgage
"Lender's  Consultant" - 5.1.10(a)
"Liabilities"  - 9.1.3
"Licenses"  - 4.1.22
"Modified  Rate Lock Agreement"- 2.1.6(b)
"Monthly Debt Service  Payment  Amount"-  2.2.1
"New Rate Lock Agreement"- 2.1.6(b)
"Nomura" - 9.1.3
"Nomura Group" - 9.1.3

"Operating  Budget"  -  5.2.9(e)
"Operating  Deficits  -  BLA
"Operating  Permits"  -  BLA
"Other  Loans"  -  10.31
"Other Properties" - 10.31
"Other Taxes" - 2.7
"Permitted Investments" - Deposit Account Agreement
"Physical Plant Standards" - 4.2.46
"Policies" - 7.1.2
"Preferred  Equity" - 2.3.2(b)
"Premium" - 2.2.5
"Principal"  -  2.1
"Proceeds"  -  7.2.2
"Provided Information"  -  9.1
"Rate Adjustment"  -  2.2.5
"Recourse Distributions"  -  10.1
"Registration   Statement"  -  9.1.3
"Relevant  Percentage" - 2.2.5
"Remedial Work" - 5.1.10(b) and 5.2.10(b)
"Rent Roll" - 4.1.26
"Rents" - Mortgage
"Required Improvements" - BLA
"Required Records" - 5.1.9(f) and 5.2.9(f)
"Restated  Note" -  2.1.4
"Restoration"  -  7.4.1
"Scheduled Defeasance  Payments" - 2.3.3
"Securities" - 9.1
"Securities Act" - 9.1.2
"Securitization" - 9.1
"Securitization Expense Subaccount" - Deposit   Account Agreement
"Security Agreement" - 2.3.3
"Senior  Preferred Equity" - Schedule 2
"Servicing Fee" - 2.6.2
"Special  Prepaid Principal" - 2.3.2
"Special Purpose  Bankruptcy Remote Entity" - 5.1.15
"Subaccounts" - 3.1
"Substantial  Completion" - BLA
"Substantial  Completion  Date" - BLA
"Successor  Borrower" - 2.3.3
"Survey" - BLA
"Tax and  Insurance  Escrow  Fund" - 3.2
"Tax and Insurance Escrow Subaccount" - Deposit Account Agreement "Third Party Payor's Programs" - 4.3

"Transaction  Documents"  - MFFA
"Undefeased  Note"  -  2.3.3
"Underwriter  Group" - 9.1.3
"Warrants" - Schedule 2
"Working Capital Subaccount" - 3.5

                  1.3 PRINCIPLES OF CONSTRUCTION.  Unless  otherwise  specified,
(i) all  references to sections and  schedules  are to those in this  Agreement,
(ii) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision, (iii) all definitions are equally applicable to the singular and plural forms of the terms defined, (iv) the word "including" means "including but not limited to," and (v) accounting terms not specifically defined herein shall be construed in accordance with GAAP.

II.      GENERAL

                  2.1 THE LOAN. Lender shall make and Borrower shall borrow the Loan on the terms and conditions set forth herein. No amount repaid in respect of the Loan may be reborrowed except as otherwise permitted pursuant to Section 2.1(c) of the Master Financing Facility Agreement

                  2.1.1 THE INITIAL LOAN. Lender shall make Advances of the Initial Loan from and after the date hereof and prior to the Conversion Date, in accordance with, and subject to the terms and conditions of, the BLA. The Initial Loan shall be used solely to pay BLA Costs in the BLA Budget and other amounts as provided in the BLA.

                  2.1.2 CONVERSION. (a) At least sixty (60) days prior to the Expected Conversion Date, but not before the expiration of twelve (12) months following both Substantial Completion and the commencement of operation of the Property, which at a minimum shall be evidenced by the residents taking possession of their respective units at the Property and the commencement of other related services in accordance with the Leases, Borrower and/or Manager shall furnish to Lender:

                         (i) a statement  of the Total  Project  Cost,  together
                             with evidence of such costs satisfactory to Lender;

                           (ii)     an Acceptable Appraisal;

                           (iii) operating statements for a 12-month period ending not more than ninety (90) days prior to the Expected Conversion Date in form and substance reasonably satisfactory to Lender, which statements indicate whether or not the Re-sized Amount, as estimated from such financial information, will be an amount equal to or exceeding the then outstanding Debt;

                           (iv) a structural engineering report acceptable to Lender in its reasonable discretion from a firm approved by Lender in its reasonable discretion, identifying, among other things, a schedule of anticipated capital expenditures for the Property and the annual cost thereof;

                           (v) if requested by Lender, an update of the Environmental Report acceptable to Lender in its reasonable discretion;

     (vi) evidence of compliance by the Property with
                                    all applicable Legal Requirements;

                           (vii) satisfaction of all requirements specified under Section 5.6 of the BLA for a final Advance or the waiver of any of such requirements by Lender;

                           (viii) the current rent roll for the Property, in form and substance acceptable to Lender in its reasonable discretion;

                           (ix) copies of all Material Leases, material contracts and Operating Permits (including a permanent certificate of occupancy) affecting the Property;

                           (x) if required by the title insurance company, an update of the Survey, dated no earlier than sixty (60) days before the Expected Conversion Date, and acceptable to Lender in its discretion;

                           (xi) a revised or updated title insurance policy or endorsement with respect to the Lien of the Mortgage and the Subordinate Mortgage, reasonably acceptable to Lender in its discretion; and

                           (xii) such other information and/or documentation as Lender reasonably requires.

                  (b) With respect to Subsection (a)(xi) above, Lender agrees to cooperate with Borrower and Manager in an effort to minimize the title costs associated therewith so long as Lender's coverage is customary, reasonable and similar to those in other transactions of Lender in Texas.

                  (c) Unless Borrower or Manager indicates otherwise at the time of submission in (a) above, such submission shall be deemed to be notice to Lender of Manager's election to exercise its option rights under the Equity Option Agreement.

                  (d) Within fifteen (15) Business Days after receipt of the documentation required to be furnished under Section 2.1.2(a) (or at any earlier date, if Lender so decides in its discretion), provided no Default or Event of Default exists, Lender shall determine (i) the proposed Fixed Rate, (ii) the proposed Re-sized Amount, (iii) the proposed Monthly Debt Service Payment Amount and (iv) the proposed Conversion Date (which proposed Conversion Date shall be the Expected Conversion Date or any earlier date selected by Lender and Manager), and give notice thereof to Borrower and Manager (a "CONVERSION NOTICE"). Lender may thereafter give Borrower and Manager one or more further Conversion Notices changing the Conversion Date, provided that, except as otherwise provided in Sections 2.1.2(d) and 2.1.6, the Conversion Date may not be later than the Expected Conversion Date unless Borrower and Manager consent to such later date. On the Conversion Date, (i) the Interest Rate of the Loan shall become the Fixed Rate subject to the limitations set forth in the definition of Interest Rate, if any, (ii) the Principal Amount of the Loan shall be increased or decreased to the Re-sized Amount, and (iii) the Monthly Debt Service Payment Amount shall be determined in accordance with this Agreement.
Without waiving any of its other rights and remedies hereunder, Lender may withdraw or revoke a Conversion Notice by giving notice to Borrower and Manager at any time prior to the Conversion Date specified therein only if an Event of Default exists; in which case, Borrower and Manager shall be liable for all Breakage Fees. If an Event of Default shall exist, Lender may, at its option (but without any obligation to do so and without waiving any such Event of Default) and without Borrower's or Manager's consent, give a Conversion Notice.

                  (e) If (i) Lender is not obligated, and does not elect, to give a Conversion Notice prior to the Expected Conversion Date, or (ii) Lender is entitled, and elects, to withdraw or revoke its most recent Conversion Notice, then Lender shall have the right (but not the obligation), at any time up to the ninetieth (90th) day following the Expected Conversion Date, (x) to obtain its own appraisal of the Property at the expense of Borrower or Manager and/or (y) to elect to give a Conversion Notice specifying as a Re-sized Amount any amount determined by Lender that is not less than the outstanding Principal of the Loan (except to the extent, if any, that Lender commits, in such Conversion Notice, to provide Preferred Equity) and not greater than the maximum amount of the Initial Loan. Any failure or delay by Lender in exercising any rights or remedies prior to, during or after such 90-day period shall not be deemed a waiver by Lender of any such rights or remedies. Notwithstanding anything to the contrary contained in this Section 2.1.2(d) or elsewhere in this Agreement, if either of the foregoing clauses (i) or (ii) is applicable, then it shall be an Event of Default and Lender may exercise any and all of its remedies under the Loan Documents.

     2.1.3 ADDITIONAL LOAN. Lender shall disburse the Additional Loan as directed by Manager on the Conversion Date, in the amount (if any) by which the Re-sized Amount exceeds the then unpaid Principal of the Initial Loan; provided the following conditions precedent are satisfied:

                           (a) Borrower shall execute and deliver to Lender (i) the Additional Note and (ii) an amendment or supplement to, and/or consolidation and modification of, the Mortgage, in form and substance reasonably satisfactory to Lender and Manager, confirming that the Mortgage secures the Loan (as increased by the Additional Loan);

                           (b) Borrower shall deliver to Lender an opinion of Borrower's counsel, in form and substance satisfactory to Lender in its discretion, with respect to the due authorization, execution, delivery and enforceability of the Additional Note and such amendment or supplement to, and/or consolidation and modification of, the Mortgage and such other matters with respect thereto as are covered with respect to the Initial Note and the Mortgage in the opinion of Borrower's counsel being delivered on the date hereof;

                           (c) Both immediately prior to the making of the Additional Loan and also after giving effect thereto, no Default shall have occurred and be continuing;

                           (d) The representations and warranties made by Borrower and Manager in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of the making of the Additional Loan with the same force and effect as if made on and as of such date;

                           (e) Borrower and Manager shall deliver to Lender an Officer's Certificate confirming the satisfaction of the conditions set forth in the foregoing clauses (c) and (d) applicable to Borrower or Manager, as the case may be;

                           (f) Lender shall have received (i) a notice of title continuation showing that since the date of the then most recent title continuation provided to Lender under the BLA, there has been no change in the state of title to the Property, and no survey exceptions with respect to the Property, not theretofore approved by Lender, together with other evidence satisfactory to Lender that no mechanic's Liens or other Liens have been filed and remain filed with respect to the Property which have not been insured over to Lender's satisfaction and which will not affect the priority of the Loan, any future Advances, or the Additional Loan and (ii) an endorsement to the Title Insurance Policy, which endorsement shall have the effect of (x) updating the date of the Title Insurance Policy to the date of the making of the Additional Loan and (y) increasing the coverage of the Title Insurance Policy by an amount equal to the Additional Loan;

                           (g) All fees and expenses payable to Lender, including the fees and expenses referred to in Sections 2.6 and 10.3, to the extent then due and payable, shall have been (or contemporaneously are being) paid in full, and all title premiums and other title and survey charges shall have been (or contemporaneously are being) paid in full; and

                           (h) Lender shall have received such other documents relating to the Additional Loan as Lender may reasonably request.

If any or all conditions precedent to making the Additional Loan have not been satisfied on the Conversion Date, Lender may, at its option, waive so many of such conditions precedent as it may elect (including the making of a request therefor by Borrower or Manager, if Borrower or Manager has not provided Lender the Extension Notice. To the extent Lender makes the Additional Loan, the making of the Additional Loan shall constitute a waiver of such unsatisfied conditions, unless otherwise set forth in a written notice from Lender to Borrower.

                  2.1.4 RESTATED DOCUMENTS. (a) Borrower shall, within seven (7) days after request of Lender, execute and deliver to Lender a restated note, which is intended to evidence the terms of the Loan from and after the Conversion Date. The provisions of this section shall be self operative and Lender shall not be required to obtain any further consent or authorization of any kind. The restated note that Borrower hereafter executes and delivers, is referred to herein as the "RESTATED NOTE". Within thirty (30) days of Lender's receipt of the Restated Note, Lender shall return the originals of the Initial Note, and, if executed and delivered, the Additional Note, or in lieu thereof, an affidavit and indemnity from Lender in form and substance reasonably acceptable to Borrower and Manager in their sole but reasonable discretion that such Initial Note, and, if executed and delivered, Additional Note, have been lost.

                  (b) At Lender's request, Borrower shall promptly execute and deliver an agreement restating this Agreement, which will reflect the terms of the Restated Note and the terms and provisions hereof that are applicable after the Conversion Date, and may omit any terms and provisions hereof that will no longer be applicable.

                  2.1.5 SEPARATE NOTES. Lender shall have the right, in its sole discretion, at any time prior to the Conversion Date, to allocate the Loan into two or more separate promissory notes, which may have different principal amounts, different interest rates and different priorities with respect to repayment; provided, however, that in all events (i) the aggregate principal amount of such separate promissory notes shall be equal to the aggregate unpaid Principal, (ii) the blended interest rate derived from such different interest rates on such separate promissory notes shall reflect the same economic terms as the economic terms of the Loan immediately preceding such allocation, and (iii) such separate promissory notes shall have no adverse economic effect on Borrower and Manager. Borrower shall execute and deliver to Lender, promptly after the request of Lender, such separate promissory notes and such other documents as Lender shall reasonably request to effect such allocation, in form reasonably satisfactory to Lender.

                  2.1.6 EXPECTED CONVERSION DATE EXTENSION. Notwithstanding anything to the contrary contained herein, (a) Manager shall have the unilateral right to extend the Original Expected Conversion Date to a date which is no later than ten (10) months following the Original Expected Conversion Date (the "EXPECTED CONVERSION DATE EXTENSION") by timely submitting the Extension Notice to Lender. Lender shall approve or disapprove the Expected Conversion Date Extension within ten (10) Business Days of receiving the Extension Notice and all the required documentation. Lender shall allow the extension of the Original Expected Conversion Date to the Extended Expected Conversion Date, provided that as of the date of the Extension Notice (i) no Event of Default is outstanding,
(ii) the Debt Service Coverage Ratio of the Loan, based on an annualized, seasonably adjusted, trailing six (6) months computation, is equal to or greater than 1.2 to 1, (iii) the Loan then sizes to at least the original principal amount of the Initial Loan, and (iv) Lender incurs no costs or fees in connection with extending the Original Expected Conversion Date, including no Breakage Fees. If Lender determines that the conditions specified in clauses
(i), (ii) or (iii) have not been satisfied or that Manager has not made adequate provision to reimburse Lender for all costs specified in clause (iv), Lender shall have no obligation to extend the Original Expected Conversion Date and shall give notice of same to Borrower and Manager. If Lender permits the Expected Conversion Date Extension, Manager must pay the Extension Fee to Lender no later than five (5) Business Days after the Extension Confirmation Date. If Manager fails to pay the Extension Fee as required, then Lender may revoke its permission granting the extension and the Conversion Date shall revert back to the Original Expected Conversion Date.

                  (b) If Lender allows the Expected Conversion Date Extension, Lender may require that appropriate rate lock protection is provided for the Loan with respect to the period extending from the Original Expected Conversion Date until the Extended Expected Conversion Date. In such event, (i) Manager shall have the election to either terminate the then existing Rate Lock Agreement and enter into a new Rate Lock Agreement in Lender's then standard form (the "NEW RATE LOCK AGREEMENT") or modify the existing Rate Lock Agreement (the "MODIFIED RATE LOCK AGREEMENT"), all on such terms and conditions as are satisfactory to Lender and subject to Manager's obligation to pay any Breakage Fees or other transactional costs incurred in connection therewith, and (ii) Manager shall cause Guarantor to execute and deliver to Lender a guaranty of Manager's obligations under any New Rate Lock Agreement or Modified Rate Lock Agreement, in Lender's then standard form.

                  2.2      INTEREST; MONTHLY PAYMENTS.

                  2.2.1 GENERALLY. (a) From the date hereof to but not including the Optional Prepayment Date, Borrower shall pay interest on the unpaid Principal and all other amounts due to Lender under the Loan Documents at the Interest Rate. From and after the Optional Prepayment Date, interest on the unpaid Principal and all other amounts due to Lender under the Loan Documents shall accrue at the Revised Interest Rate and be payable as provided in Sections
2.2.2 and 2.2.3(b).

                  (b) On July 11, 1998, and each Payment Date thereafter in the period ending on the Conversion Date, if there are insufficient funds in the Deposit Account for Lender to pay itself interest in accordance with this Agreement or the BLA, Borrower shall pay interest on the unpaid Principal accrued at the Interest Rate during the Interest Period immediately preceding such Payment Date.

                  (c) On the first Payment Date after the Conversion Date and each Payment Date thereafter through and including the Maturity Date, the Principal and interest thereon at the Interest Rate shall be payable in equal monthly installments each in the amount (the "MONTHLY DEBT SERVICE PAYMENT
AMOUNT"), determined by Lender in accordance with the provisions of this Agreement, required to fully amortize the Principal by the Stated Maturity Date, based on the Interest Rate and the Amortization Schedule. The Monthly Debt Service Payment Amount due on any Payment Date shall first be applied to the payment of interest accrued from the eleventh (11th) day of the month preceding the Payment Date through the tenth (10th) day of the month in which the Payment Date occurs, notwithstanding that the Payment Date may not have been the eleventh (11th) day of such month because the eleventh (11th) day of such month is not a Business Day. The remainder of such Monthly Debt Service Payment Amount shall be applied to the reduction of the unpaid Principal.

                  2.2.2 ACCRUED INTEREST. From and after the Optional Prepayment Date, all interest shall accrue in respect of the Debt at the Revised Interest Rate ("ACCRUED INTEREST"). To the extent, for any period, that Accrued Interest at the Revised Interest Rate exceeds interest required to be paid hereunder for such period at the Interest Rate, Borrower shall only be required to pay such Accrued Interest after the outstanding principal balance of the Note has been paid in full. Unpaid Accrued Interest shall accrue interest at the Revised Interest Rate.
All Accrued Interest shall be due and payable on the Maturity Date.

                  2.2.3 PROPERTY CASH FLOW ALLOCATION. (a) Commencing on the Substantial Completion Date and continuing on each Payment Date thereafter through and including the Conversion Date, except during the continuance of an Event of Default, any Rents deposited into the Deposit Account or received by Borrower or Manager during the immediately preceding Interest Period shall be applied as follows in the following order of priority: (i) First, to pay any and all ground rents, if any, (ii) Second, to make required payments (if any) to the Tax and Insurance Escrow Fund; (iii) Third, to Lender to pay the interest due on such Payment Date (including, if applicable, interest at the Default Rate); (iv) Fourth, to make payments for Approved Operating Expenses; (v) Fifth, to make required payments (if any) to the Capital Reserve Fund; and (vi) Lastly, payments of any excess amounts to the Cash Collateral Subaccount.

                  (b) Commencing on the first Payment Date after the Conversion Date and continuing on each Payment Date thereafter through and including the Optional Prepayment Date, except during the continuance of an Event of Default, any Rents received by Borrower or Manager (and, during a Cash Management Period, Rents deposited into the Deposit Account) during the immediately preceding Interest Period shall be applied as follows in the following order of priority: (i) First, to pay any and all ground rents, if any; (ii) Second, to make required payments to the Tax and Insurance Escrow Fund; (iii) Third, to Lender to pay the Monthly Debt Service Payment Amount (plus, if applicable, interest at the Default Rate); (iv) Fourth, to make required payments to the Capital Reserve Fund; (v) Fifth, during a Cash Management Period, payments for Approved Operating Expenses; (vi) Sixth, during a Cash Management Period, to make required payments for any working capital reserves in accordance with the Annual Budget to the Working Capital Subaccount; and (vii) Lastly, payments to Manager of any excess amounts.

                  (c) Commencing on the first Payment Date after the Optional Prepayment Date and continuing on each Payment Date thereafter until the entire Debt has been paid in full, except during the continuance of an Event of Default, any Rents deposited into the Deposit Account (or otherwise received by Borrower or Manager) during the immediately preceding Interest Period shall be applied by Lender as follows in the following order of priority: (i) First, to pay any and all ground rents, if any; (ii) Second, to make required payments to the Tax and Insurance Escrow Fund; (iii) Third, to Lender to pay the Monthly Debt Service Payment Amount (plus, if applicable, interest at the Default Rate);
(iv) Fourth, to make required payments to the Capital Reserve Fund; (v) Fifth, payments for Approved Operating Expenses; (vi) Sixth, payments to Lender to prepay the unpaid Principal until paid in full; (vii) Seventh, payments to Lender to be applied against Accrued Interest and interest accrued thereon; and
(viii) Lastly, payments to Manager of any excess amounts.

                  (d) The failure of Borrower or Manager to make all of the payments required under clauses (i) through (vi) of Section 2.2.3(a), or clauses
(i) through (v) of Section 2.2.3(b), or clause (i) through (v) of Section 2.2.3(c), in full on each Payment Date shall constitute a Default under this Agreement. However, the failure of Borrower to prepay any unpaid Principal or to pay any Accrued Interest under clause (vi) or (vii) of Section 2.2.3(c) on a Payment Date as a result of insufficient Rents for such payment shall not constitute a Default hereunder. All Accrued Interest, unpaid Principal, and all other amounts due to Lender under the Loan Documents shall nonetheless be due and payable on the Maturity Date.

                  (e) During the continuance of an Event of Default, Lender may, in its discretion, permit the application of Rents in the order of priority set forth in Section 2.2.3(b) or any other order, and to any portion or portions of the Debt, as Lender shall determine.

                  2.2.4 DEFAULT RATE. Upon an Event of Default and during the continuance thereof, the entire unpaid Principal shall bear interest at the Default Rate, and shall be payable upon demand from time to time, to the extent permitted by applicable law. Payment or acceptance of interest at the Default Rate is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

                  2.2.5 RATE ADJUSTMENT. At Lender's election, which may be made at any time on or before the Conversion Date by notice to and reasonable consent of Manager, which consent must be made within five (5) days of receipt of Lender's notice by Manager, otherwise it shall have been deemed to have been made, the Interest Rate for the period from and after the Conversion Date to but not including the Optional Prepayment Date shall be changed to a rate per annum (the "ALTERNATIVE RATE") determined by Lender in its reasonable discretion in accordance with this Agreement. If Lender so elects to make such change in the Interest Rate (the "RATE ADJUSTMENT"), and Manager consents to such election or is deemed to have approved such election as set forth above, then, on the Conversion Date (after giving effect to Sections 2.1.3 and 2.3.2(b)):


                  (i) Lender shall pay to Borrower a premium (the "PREMIUM") in an amount equal to the amount by which the unpaid Principal exceeds the Alternative Principal (as defined below); and

                  (ii) Borrower shall apply the Premium, and hereby irrevocably directs Lender to retain the Premium for application, to the prepayment of Principal in the amount of the Premium.

The "ALTERNATIVE PRINCIPAL" shall be the amount which, based on the Alternative Amortization Schedule and the Alternative Rate, results in the same Monthly Debt Service Payment Amount and Effective Balloon Amount that would have been applicable without a Rate Adjustment. If, after a Rate Adjustment is made, the Loan is prepaid in whole or in part prior to the Optional Prepayment Date in circumstances where, pursuant to the applicable provisions of the Loan Documents (such as, for example, Section 7.4.2 hereof in certain events) no Yield Maintenance Premium is due, then Borrower shall nevertheless pay to Lender (in addition to the prepaid Principal and accrued interest), as a refund of the unearned portion of the Premium, an amount equal to the Relevant Percentage of
(A) the Hypothetical Principal minus (B) the unpaid Principal (before accounting for such prepayment). For purposes of the foregoing, (x) the "RELEVANT PERCENTAGE" shall mean the percentage of the unpaid Principal that is being so prepaid, and (y) the "HYPOTHETICAL PRINCIPAL" shall mean the Principal balance that would be outstanding on the date of such prepayment if the Rate Adjustment had not been made (and Monthly Debt Service Payment Amounts were paid when due).

                  2.3      LOAN REPAYMENT AND DEFEASANCE.

                  2.3.1 REPAYMENT. Borrower shall repay any unpaid Principal in full and all other sums due to Lender under the Loan Documents on the Maturity Date, together with interest thereon to (but excluding) the date of repayment. Other than as set forth in Sections 2.2.3, 2.3.2, 2.3.3, 3.6, 3.7, 7.2.1, and
7.4.2 of this Agreement, Section 2.1(c) of the Master Financing Facility Agreement, and Sections 5 and 6 of the Mortgage, Borrower shall have no right to prepay all or any portion of the Principal before the Optional Prepayment Date. From and after the Optional Prepayment Date, the Principal may be prepaid in whole or in part without penalty or premium. If Borrower prepays the entire Principal within thirty (30) days of the Optional Prepayment Date, then all additional sums paid by Borrower to Lender due to the fact the repayment was made after the Optional Prepayment Date, including interest at the Revised Interest Rate, shall be refunded by Lender to Borrower.

                  2.3.2  MANDATORY  PREPAYMENTS.  (a)  The  Loan is  subject  to mandatory prepayment, without premium or penalty, in certain instances of Insured Casualty or Condemnation (each a "CASUALTY/CONDEMNATION PREPAYMENT"), in the manner and to the extent set forth in Section 7.4.2. Each Casualty/Condemnation Prepayment shall be made on a Payment Date and include all accrued and unpaid interest on the Principal prepaid up to but not including such Payment Date.

                  (b) If, as of the Conversion Date (before giving effect to a Rate Adjustment), the unpaid Principal exceeds the Re-sized Amount (the "CONVERSION SHORTFALL"), then, on the Conversion Date, except to the extent Borrower, at the direction of Manager, elects to have Lender provide Senior Preferred Equity, Borrower shall (i) prepay a portion of the Principal equal to such Conversion Shortfall (the "SPECIAL PREPAID PRINCIPAL") and (ii) pay to Lender (A) interest accrued at the Interest Rate on the Special Prepaid Principal to (but not including) the date of such payment and (B) Lender's Expenses, if any. Except for Lender's Expenses, if any, such prepayment shall be without any Yield Maintenance Premium or other prepayment consideration. If Borrower, at the direction of Manager, elects to have Lender finance Senior Preferred Equity, Lender shall make the Senior Preferred Equity investment in Borrower in an amount as calculated in accordance with the terms of Schedule 2. If Borrower, at the direction of Manager, elects to have Lender finance Senior Preferred Equity, Lender shall have the right, in lieu of investing Senior Preferred Equity solely in the Borrower under this Agreement, to invest Senior Preferred Equity indirectly in Borrower and in more than one Other Borrower by giving notice of such election to Borrower, Manager and each such Other Borrower. If Borrower, at the direction of Manager, makes such an election, Borrower shall, within twenty (20) days after such notice, (i) form a limited liability company or limited partnership that is an Affiliate of Borrower and is a Special Purpose Bankruptcy Remote Entity whose sole managing member or sole general partner is a Special Purpose Bankruptcy Remote Entity wholly owned by Borrower Owner (an "UMBRELLA ENTITY"), (ii) transfer or cause the transfer of all equity interests in Borrower and each Other Borrower, other than interests owned by the Borrower Owner thereof, to such Umbrella Entity, and (iii) Borrower and each Other Borrower shall amend its partnership or operating agreement or articles of incorporation to provide that all distributions of cash from whatever source will be made to such Umbrella Entity so long as any Preferred Equity in such Umbrella Entity is outstanding. If the Senior Preferred Equity, when combined with the Re-sized Amount and the amount prepaid by Borrower, if any, does not equal the unpaid Principal, any interest accrued at the Interest Rate on the Special Prepaid Principal, plus Lender's Expenses, if any, and all fees and costs payable by Borrower hereunder on the Conversion Date, Lender shall have the right, at its option (but not the obligation), to make (or cause its Affiliate to make) a junior preferred equity investment in Borrower (the "JUNIOR

PREFERRED EQUITY", collectively with the Senior Preferred Equity, the "PREFERRED EQUITY") on the Conversion Date in an amount of up to (but not exceeding) the sum of the remaining Conversion Shortfall, Lender's Expenses, if any, and all fees and costs payable by Borrower hereunder on the Conversion Date (including the Additional Loan Structuring Fee payable pursuant to Section 2.6.3 and legal fees and other costs incurred in connection with the transactions hereunder on the Conversion Date). The investment of the Preferred Equity shall be on the terms set forth in Schedule 2. Borrower shall apply the proceeds of the Preferred Equity to the prepayment of the Special Prepaid Principal, any interest accrued at the Interest Rate on the Special Prepaid Interest, and the payment of Lender's Expenses, if any, and such other fees and costs described above. Borrower and the partners in Borrower shall execute and deliver such documents (including an amendment to Borrower's partnership agreement) as Lender shall reasonably require in order to evidence and confirm Lender's rights with respect to the Preferred Equity. Borrower shall be obligated on the Conversion Date to prepay the Special Prepaid Principal, and to pay any interest accrued at the Interest Rate on the Special Prepaid Interest, Lender's Expenses, if any, and the other fees and costs described above, whether or not Lender elects to provide any Preferred Equity.

                  (c) On the Conversion Date, Borrower shall prepay a portion of the Principal in an amount equal to the Premium, if Lender elects to make the Rate Adjustment. Such prepayment shall be without any Yield Maintenance Premium or other prepayment consideration.

                  2.3.3 VOLUNTARY DEFEASANCE OF THE NOTE. (a) Subject to the terms and conditions set forth in this Section 2.3.3, Borrower may defease all or any portion of the Principal (hereinafter, a "DEFEASANCE"); provided, that no such Defeasance may occur after the Conversion Date and prior to the Release Date and provided from time to time no Defeasance shall be required from and after the Optional Prepayment Date. Each Defeasance shall be subject, in each case, to the satisfaction of the following conditions precedent:

                           (i) Borrower shall provide not less than thirty (30) days prior notice to Lender specifying a Payment Date (the "DEFEASANCE DATE") on which the Defeasance is to occur. Such notice shall indicate the Principal to be defeased.

                           (ii) Borrower shall pay to Lender (A) all accrued and unpaid interest on the unpaid Principal to and including the Defeasance Date, (B) all other sums, not including scheduled interest or Principal payments, then due under the Loan Documents, (c) the required Defeasance Deposit for such Defeasance, and (D) all reasonable costs and expenses of Lender incurred in the Defeasance, including any costs and expenses associated with a release of Lien as provided in Section
         2.4 and reasonable attorney's fees and expenses. A voluntary Defeasance of the Loan by Borrower is required to be made on a Payment Date. If for any reason the Defeasance Date is not a Payment Date, Borrower shall also pay interest that would have accrued on the Note to but not including the next Payment Date.

                           (iii) No Event of Default shall exist.

                           (iv) If only a portion of the unpaid Principal is the subject of the Defeasance, Borrower shall execute and deliver all necessary documents to amend and restate the Note and issue two substitute notes: one having a principal balance equal to the defeased portion of the original Note (the "DEFEASED NOTE") and the other having a principal balance equal to the undefeased portion of the original Note (the "UNDEFEASED NOTE"). The Defeased Note and Undefeased Note shall have terms identical to the terms of the Note, except for the principal balance. A Defeased Note cannot be the subject of any further Defeasance.

                           (v) If a Subordinate Mortgage encumbers the Property at the time Borrower elects to defease the Loan as provided in this
         Section 2.3.3, the Defeasance Deposit that Borrower must provide shall be equal to the Defeasance Deposit multiplied by 1.25. In addition, if a Subordinate Mortgage encumbers the Property, the Defeasance will be permitted only if all of the Other Properties have a Debt Service Coverage Ratio of not less than the greater of (a) the Debt Service Coverage Ratio on the Conversion Date or (b) the Debt Service Coverage Ratio immediately before the Defeasance. The sum paid in excess of the Defeasance Deposit shall be used to defease the Other Loans.

                           (vi) Borrower shall execute and deliver a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with this Section
         2.3.3 (the "SECURITY AGREEMENT").

                           (vii) Borrower shall deliver (A) an opinion of counsel for Borrower in form satisfactory to Lender in its discretion stating, among other things, that without qualification, (1) Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower and (2) such U.S. Obligations have been validly assigned to the REMIC Trust, (B) if required by the applicable Rating Agencies, a non-consolidation opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies, (C) an Officer's Certificate certifying that the requirements set forth in this Section 2.3.3(a) have been satisfied, (D) a certificate from an Independent certified public accountant certifying that the amounts of the U.S. Obligations comply with all of the requirements of this
         Section 2.3.3 of this Agreement, and (E) such other certificates, documents or instruments as Lender may reasonably request.

                           (viii) Lender shall receive evidence in writing from the applicable Rating Agencies to the effect that such Defeasance will not result in a qualification, withdrawal or downgrading of the ratings in effect immediately prior to such Defeasance for the Securities then outstanding.

                  (b) In connection with each Defeasance, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations (which purchases, if made by Lender, shall be made by Lender on an arms-length basis at then prevailing market rates) which provide payments on or prior to, but as close as possible to, all successive Payment Dates after the Defeasance Date through and including the Optional Prepayment Date, for the entire unpaid Principal in the case of a total Defeasance, or for the principal amount of the Defeased Note, in the case of a Defeasance for only a portion of the unpaid Principal (including, on the Optional Prepayment Date, the unpaid Principal of either the Note or the Defeased Note), and in amounts equal to the scheduled payments of Principal and interest due on such dates under the Note, in the event of a total Defeasance, or the Defeased Note in the event of a partial Defeasance, as applicable (the "SCHEDULED DEFEASANCE PAYMENTS"). Borrower, pursuant to the Security Agreement or other appropriate document, shall irrevocably authorize and direct that the payments received from the U.S. Obligations be made directly to Lender and applied to satisfy the obligations of Borrower under the Note or the Defeased Note, as applicable. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this Section 2.3.3(b) and to satisfy Borrower's obligations under Section 2.3 shall be remitted to Borrower. Any amounts received in respect of the U.S. Obligations in excess of the amounts necessary to make monthly payments pursuant to Section 2.2 shall be retained by Lender until payment in full of the Debt. Semiannual payments in respect of U.S. Obligations, if any, shall be applied to payments under the Note or the Defeased Note, as applicable, as the same become due thereunder.

                  (c) If requested by Borrower in connection with any Defeasance under this Section 2.3.3, Lender shall establish or designate a successor entity (the "SUCCESSOR BORROWER") and Borrower shall transfer and assign all obligations, rights and duties under and to the Note or the Defeased Note, as applicable, together with the pledged U.S. Obligations, to such Successor
Borrower. The obligation of Lender to establish or designate a Successor Borrower shall be retained by Lender notwithstanding the sale or transfer of this Agreement unless such obligation is specifically assumed by the transferee. Such Successor Borrower shall assume the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement, and Borrower shall be relieved of its obligations thereunder and Manager, Other Borrower, and Guarantor shall be released from their obligations hereunder and any other Loan Documents. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note or the Defeased Note in accordance with this Section 2.3.3, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorneys' fees and expenses, incurred in connection therewith. Notwithstanding anything in this Agreement to the contrary, if the Yield Maintenance Premium is due as a result of the acceleration of the Indebtedness after the occurrence of an Event of Default, Lender shall have the right to receive and collect the Yield Maintenance Premium but shall have no obligation to purchase U.S. Obligations or otherwise comply with this Section 2.3.3.

                  2.4 RELEASE OF PROPERTY. Except as set forth in this Section 2.4, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of the Mortgage, any Other Properties Subordinate Mortgage, or the Subordinate Mortgage.

                  2.4.1 RELEASE ON DEFEASANCE. If Borrower has elected to defease the Note in its entirety, and the requirements of Section 2.3.3 have been satisfied, the Property, Borrower, Guarantor, Manager and Other Borrower shall be released from the Lien of the Mortgage, the Subordinated Mortgage, and the Other Properties Subordinate Mortgage (only to the extent it secures this
Loan), the Guaranties, the Non-Recourse Guaranty, and all other Loan Documents, and the U.S. Obligations pledged pursuant to the Security Agreement shall be the sole source of collateral securing the Debt. In connection with such release, Borrower or Manager shall submit to Lender, not less than twenty (20) days prior to the Defeasance Date, a form of release or releases for execution by Lender appropriate in the State and satisfactory to Lender in its reasonable discretion, and all other documentation Lender reasonably requires to be delivered by Borrower or Manager, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such release in accordance with the terms of this Agreement.

                  2.4.2 RELEASE ON PAYMENT IN FULL. Lender shall, upon the written request and at the expense of Borrower or Manager, upon payment in full of the Debt in accordance herewith, release the Lien of the Mortgage, the Other Properties Subordinate Mortgage (only to the extent it secures this Loan), the Subordinate Mortgage, and all other Loan Documents if not theretofore released and, upon Borrower's or Manager's request, Lender will notify all banks identified by Borrower or Manager that it no longer has any interest in the accounts and will release all other collateral and funds of Borrower and/or Manager.

                  2.5      PAYMENTS AND COMPUTATIONS.

                  2.5.1 MAKING OF PAYMENTS. Each payment by Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 12:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower and Manager. Whenever any payment hereunder or under the Note shall be stated to be due on a day that is not a Business Day, such payment shall be made on the first Business Day thereafter.

                  2.5.2 COMPUTATIONS. Interest payable hereunder or under the Note shall be computed on the actual number of days elapsed in each year over a 360-day year, compounded monthly.

     2.5.3 LATE PAYMENT CHARGE. If any Principal, interest, or other sum due under any Loan Document is not paid by Borrower or Manager within the applicable grace period

(unless such payment is not made in connection with an acceleration of the Debt by Lender), Borrower shall pay to Lender an amount equal to the lesser of five percent (5%) of such unpaid Principal, interest, or other sum or the maximum amount permitted by applicable law, in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Such amount shall be secured by the Loan Documents.

                  2.6      FEES.

                  2.6.1 DRAW FEES. Simultaneously with each Advance of the Initial Loan made by Lender, Borrower shall pay to Lender a draw fee (the "DRAW FEE") of .50% of such Advance.

                  2.6.2 SERVICING FEE. Borrower and/or Manager shall pay to Lender or, if so directed by Lender, to Servicer, a servicing and administration fee (the "SERVICING FEE") from Loan proceeds in an amount equal to either (i) prior to the Substantial Completion Date for the Property, Three Thousand and 00/100 Dollars ($3,000.00) for each Advance made with respect to the Property, which shall be paid concurrently with such Advance, or (ii) upon and after the Substantial Completion Date with respect to the Property, One Thousand Two Hundred Fifty and 00/100 Dollars ($1,250.00), which payment shall be paid on each Payment Date occurring on and after such Substantial Completion Date to and including the Conversion Date.

                  2.6.3 STRUCTURING FEE UPON CONVERSION. On the Conversion Date, Borrower and/or Manager shall pay to Lender an additional structuring fee (the "ADDITIONAL LOAN STRUCTURING FEE") from Loan proceeds in an amount equal to one percent (1.0%) of the greater of (i) the Re-sized Amount or (ii) the Initial Loan (after giving effect to the prepayment of the Special Prepaid Principal, if any).

                  2.6.4  ADVANCES.   Borrower  and  Manager  hereby  irrevocably
authorize and direct Lender to pay itself each of the fees payable hereunder out of the proceeds of Advances being made at or after the time such fee is due.

                  2.7 TAXES. Any and all payments by Borrower hereunder and under the other Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on Lender's income, and franchise taxes imposed on Lender by the law or regulation of any Governmental Authority (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to in this Section 2.7 as "APPLICABLE TAXES"). If Borrower shall be required by law to deduct any Applicable Taxes from or in respect of any sum payable hereunder to Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.7), Lender receives an amount equal to the sum it would have received had no such deductions been made,

(ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Borrower also agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or recordation of, or otherwise with respect to, this Agreement or any other Loan Document ("OTHER TAXES"). Borrower shall indemnify Lender for the full amount of Applicable Taxes or Other Taxes (including any Applicable Taxes or Other Taxes imposed by any jurisdiction on amounts paid or payable under this Section 2.7) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Applicable Taxes or Other Taxes were correctly or legally asserted. Payments pursuant to this Section 2.7 shall be made within fifteen
(15) days after the date Lender makes written demand therefor provided Borrower and/or Manager shall have the right to contest same as provided in Sections
5.1.2 and 5.2.2. IT IS EXPRESSLY ACKNOWLEDGED AND AGREED BY BORROWER AND MANAGER THAT THE INDEMNITY CONTAINED IN THIS SECTION PROTECTS LENDER AND DEED OF TRUST TRUSTEE FROM THE CONSEQUENCES OF LENDER AND SUCH TRUSTEE'S ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENT ACTS OR OMISSIONS OF LENDER AND/OR SUCH TRUSTEE, TO THE EXTENT PROVIDED BY LAW; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO RELIEVE LENDER OR SUCH TRUSTEE FROM LIABILITY DUE TO ITS GROSS NEGLIGENCE.

                  2.8 BREAKAGE INDEMNITY. Borrower shall indemnify Lender against any loss or expense which Lender may actually sustain or incur as a consequence of (i) any payment or prepayment of the Loan or any portion thereof made on a date other than a Payment Date, (ii) any default in payment or prepayment of the Principal or any part thereof or interest accrued thereon, as and when due and payable (at the date thereof or otherwise, and whether by acceleration or otherwise), (iii) any delay in making a requested Advance by reason of Borrower's act or failure to act or failure to satisfy a condition precedent to the making of such Advance and (iv) the occurrence of any Event of Default, in each case including any loss or expense actually sustained or incurred or determined by Lender to be actually sustained or incurred in liquidating or redeploying deposits from third parties acquired to effect or maintain the Loan or any part thereof. Such loss or expense shall include any Yield Maintenance Premium payable pursuant to the Note, as well as an amount equal to the excess, if any, as determined by Lender of (A) its cost of obtaining the funds for the Loan or portion thereof being paid or prepaid for the period from the date of such payment or prepayment to the last day of the then current Interest Period over (B) the amount of interest (as determined by Lender) that would be realized by Lender in redeploying the funds so paid or prepaid for the balance of such Interest Period. A certificate of Lender setting forth any amount or amounts which it is entitled to receive pursuant to this
Section 2.8 shall be binding and conclusive absent manifest error. IT IS EXPRESSLY ACKNOWLEDGED AND AGREED BY BORROWER AND MANAGER THAT THE INDEMNITY CONTAINED IN THIS SECTION PROTECTS LENDER AND DEED OF TRUST TRUSTEE FROM THE CONSEQUENCES OF

LENDER AND SUCH TRUSTEE'S ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENT ACTS OR OMISSIONS OF LENDER AND/OR SUCH TRUSTEE, TO THE EXTENT PROVIDED BY LAW; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO RELIEVE LENDER OR SUCH TRUSTEE FROM LIABILITY DUE TO ITS GROSS NEGLIGENCE.

                  2.9 SECURITY FOR THE LOAN. The Note and Borrower's and Manager's obligations hereunder and under the other Loan Documents shall be secured by the Mortgage, the Other Properties Subordinate Mortgages, the Guaranties, the Assignments of Leases, the Assignments of Agreements, the Other Non-Recourse Guarantees, and the security interest and Liens granted in this Agreement and in the other Loan Documents.

                  2.10 BORROWER'S NOTE. (a) Borrower's obligation to pay the principal of and interest on the Loan (including Late Payment Charges, Default Rate interest, and the Yield Maintenance Premium, if any), shall be evidenced by this Agreement and by the Note, duly executed and delivered by Borrower. The Note shall be payable as to principal, interest, Late Payment Charges, Default
Rate interest and Yield Maintenance Premium, if any, as specified in this Agreement, with a final maturity on the Maturity Date. Borrower shall pay all outstanding Debt on the Maturity Date.

                  (b) Lender is hereby authorized, at its sole option, to endorse on a schedule attached to the Note (or on a continuation of such schedule attached to the Note and made a part thereof) an appropriate notation evidencing the date and amount of each payment of Principal, interest, Late Payment Charges, Default Rate interest and Yield Maintenance Premium, if any, in respect thereof, which Note and Schedule shall be made available to Borrower and Manager, at Borrower's and/or Manager's sole cost and expense on reasonable advance notice, for examination at Lender's offices.


III.     CASH MANAGEMENT; ESCROWS AND RESERVES

                  3.1 CASH MANAGEMENT ARRANGEMENTS. All Rents shall be transmitted directly by tenants of the Property into one or more accounts (the "CLEARING ACCOUNTS") maintained by Borrower or Manager but controlled by Lender at one or more banks selected by Manager (the "CLEARING BANKS") all in accordance with the Clearing Account Agreement. If any tenants pay their Rents directly to either the Borrower or the Manager, all Rents received by Borrower or Manager shall be deposited into a Clearing Account within one (1) Business Day of receipt. Except during a Cash Management Period, funds deposited into the Clearing Accounts shall be swept by the Clearing Banks on a daily basis into Manager's operating account at a Clearing Bank. During a Cash Management Period, such funds shall be swept by the Clearing Banks on a daily basis into an account at the Deposit Bank controlled by Lender (a "DEPOSIT ACCOUNT") and applied and disbursed in accordance with this Agreement and the Deposit

Account Agreement and, pending such application and disbursement, will be invested in Permitted Investments selected by Manager, with any earnings thereon accruing for the benefit of Borrower. If the Deposit Account Agreement is no longer in effect when a Cash Management Period resumes, then, within fifteen
(15) days after Lender's request, Borrower and Manager shall enter into one or more deposit account agreements among Borrower, Manager, Lender and the Deposit Bank, in Lender's then current form revised in accordance with this Agreement, providing for the receipt and disbursement of Rents by the Deposit Bank in accordance herewith. The Deposit Account and all subaccounts thereof shall at all times be Eligible Accounts (such subaccounts, and any other accounts or subaccounts at the Deposit Bank, other than the Deposit Account, are referred to herein as "SUBACCOUNTS"). The "CASH MANAGEMENT PERIOD" shall mean and consist of
(i) the period from the Loan Closing Date to the Conversion Date, (ii) the period from the Optional Prepayment Date to the end of the Term, (iii) the period from the occurrence of a monetary Event of Default to the date following the first (1st) anniversary of the curing of such monetary Event of Default on which the Debt Service Coverage Ratio is at least equal to 1.27x, (iv) the period from the occurrence of a non-monetary Event of Default to the date such non-monetary Event of Default is cured; provided, however, if more than two (2) non-monetary Events of Default occur in any twelve (12) month period, then commencing upon the occurrence of a third (3rd) non-monetary Event of Default to the date following the first (1st) anniversary of the curing of such non-monetary Event of Default on which the Debt Service Coverage Ratio is at least equal to 1.27x, (v) if the audited financial statements provided to Lender pursuant to Section 5.1.9 and 5.2.9 indicate that less than ninety percent (90%) of the actual Rents from the Property have been deposited into the Clearing Account, then the period from such determination to the date following the first
(1st) anniversary of such determination, and (vi) the period from the investment of Preferred Equity until the payment in full of the Preferred Equity and the Preferred Yield (as defined in Schedule 2) thereon. Lender hereby agrees to deliver to the Clearing Bank and the Deposit Bank written notice that the particular Cash Management Period has ended no later than fifteen (15) days following the end of a Cash Management Period, together with instructions to remit all sums remaining in Manager's Subaccount as directed, to Manager.

                  3.2 TAX AND INSURANCE ESCROW FUND. Borrower shall pay to Lender on each Payment Date after Substantial Completion (i) one-twelfth of the Taxes that Lender estimates, in its reasonable discretion, will be payable during the next twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates, and (ii) one-twelfth (1/12th) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (the amounts paid under the foregoing clauses (i) and (ii), less disbursements thereof pursuant hereto, being called the "TAX AND INSURANCE ESCROW FUND"). Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made after Substantial Completion by Borrower and/or Manager pursuant to Sections 5.1.2, 5.2.2 and 7.1, or to reimburse Borrower and/or Manager for such amounts upon presentation of evidence of payment and an Officer's

Certificate in form and substance reasonably satisfactory to Lender; subject, however, to Borrower's and/or Manager's right to contest Taxes in accordance with Sections 5.1.2 and 5.2.2. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so, prior to an Event of Default, in accordance with Manager's direction if there is a contest in progress (provided Borrower and/or Manager is following the Contest Procedures), and subsequent to an Event of Default according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts next coming due for Taxes and Insurance Premiums pursuant to Sections 5.1.2, 5.2.2 and 7.1, Lender shall, in its discretion, return any excess as directed by Manager or credit such excess against the next payment to be made to the Tax and Insurance Escrow Fund. If at any time after Substantial Completion Lender determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay the Taxes or Insurance Premiums next coming due, Lender shall notify Borrower and/or Manager of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates, in Lender's reasonable discretion, is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or expiration of the Policies, as the case may be. Should the Taxes and Insurance Premiums for the then current Fiscal Year or payment period not be ascertainable by Lender at the time a monthly deposit is required to be made, the Tax and Insurance Escrow Fund monthly installment shall be Lender's reasonable and good faith estimate based on one-twelfth (1/12th) of the aggregate Tax and Insurance for the prior Fiscal Year or payment period, with reasonable adjustments as reasonably determined by Lender. As soon as the Taxes and Insurance Premiums are fixed for the then current Fiscal Year or period, the next ensuing monthly installment of Taxes and Insurance Premiums shall be adjusted to reflect any deficiency or surplus in prior Tax and Insurance Escrow Fund monthly installments.

                  3.3      CAPITAL RESERVE FUND.

                  3.3.1 CAPITAL  RESERVE FUND.  Borrower  shall pay to Lender on each Payment Date after Substantial Completion (in addition to other payments required hereunder) an amount equal to one-twelfth of the greater of (a) the product obtained by multiplying $250 by the number of units in the Property or
(b) the amount indicated in the Engineering Report(s) as the annual amount required to maintain the Property (such payments, less disbursements thereof pursuant hereto, being called the "CAPITAL RESERVE FUND"). If the amount of the Capital Reserve Fund shall exceed the amounts due for Approved Capital Expenses pursuant to the terms hereof, Lender shall, in its discretion, return any excess as directed by Manager or, if future Capital Reserve Fund payments are then required, credit such excess against such future payments. Lender shall have the right, from time to time, by at least thirty (30) days prior notice to Borrower and Manager, to adjust the monthly amount required to be deposited into the Capital Reserve Fund, based upon Lender's reasonable determination of anticipated Capital Expenses.

                  3.3.2 PAYMENT OF CAPITAL EXPENSES. From time to time (but not more often than once per month, Lender shall disburse funds held in the Capital Reserve Fund to Borrower or, as directed by Manager, within fifteen (15) days after the delivery by Borrower or Manager, as applicable, to Lender of a request therefor, in increments of at least $1,000 provided (i) no Event of Default shall have occurred and be continuing; (ii) such disbursement is for an Approved Capital Expense; (iii) Lender shall have (if it desires) verified (by an inspection conducted at Borrower's expense) performance of the work associated with such Approved Capital Expense; and (iv) the request for disbursement is accompanied by (A) an Officer's Certificate certifying (v) the amount of funds to be disbursed, (w) that such funds will be used to pay (or reimburse Borrower or Manager, as applicable, for) Approved Capital Expenses and a description thereof, (x) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 6.1.8 and 6.2.8) have been paid in full, (y) that the same has not been the subject of a previous dis bursement, and (z) that all previous disbursements have been used to pay the previously identified Approved Capital Expenses, and (B) reasonably detailed documentation as to the amount, necessity and purpose therefor.

                  3.4      OPERATING EXPENSES.

                  3.4.1 PAYMENT OF APPROVED OPERATING EXPENSES. From time to time during the Cash Management Period (but not more than once per month) Lender shall disburse funds held in the Operating Expense Subaccount to Borrower or Manager, as directed by Manager, provided (i) no Event of Default shall have occurred and be continuing; (ii) such disbursement is for an Approved Operating Expense; and (iii) such disbursement is requested by Borrower or Manager, as applicable, in writing, accompanied by (A) an Operating Expense Certificate and
(B) reasonably detailed documentation as to the amount, necessity and purpose therefor. Subject to satisfaction of the preceding conditions, if Lender receives from Borrower or Manager a valid request for a disbursement for payment of Approved Operating Expenses for the then Current Month at least five (5) Business Days prior to the Payment Date occurring in such Current Month, then the disbursement in respect of such Approved Operating Expenses shall be made as directed by Manager on such Payment Date. If Borrower or Manager shall fail to validly request a disbursement for payment of Approved Operating Expenses for the then Current Month at least five (5) Business Days prior to the Payment Date in such Current Month, then Lender shall retain in the Operating Expense Subaccount an amount equal to the anticipated Operating Expenses for the then Current Month as set forth in the approved Operating Budget for such month, and Lender shall, subject to satisfaction of the preceding conditions, disburse the same as directed by Manager five (5) Business Days after Lender receives a valid request therefor.

                  3.4.2 EXTRA FUNDS FOR OPERATING EXPENSES. Subsequent to the Conversion Date, during each of the following periods (i) any period in which Lender or its designee is an equity owner in Manager and/or Borrower and (ii) any Cash Management Period, not more frequently than once each Interest Period and provided that no Event of Default has occurred and is continuing, if in a given Interest Period the Manager requires amounts in excess of the

Approved Operating Expenses ("Extra Funds"), Manager, at the time it delivers the Operating Expense Certificate, may deliver a written request to Lender for a disbursement of Extra Funds stating the amount of such Extra Funds and the purpose for which such amount is intended with attachments of copies of bills and other documentation as may be required by Lender to establish that such Operating Expenses are reasonable and that such amounts are then due or expected to become due in that month. If Lender approves of such costs (such approval not to be unreasonably withheld), Lender shall release the funds to Manager or its designee within ten (10) Business Days of Lender's receipt of Manager's written request.

                  3.4.3 RECONCILIATION. Manager shall furnish Lender monthly, on each Payment Date during a Cash Management Period, a budget variance report reconciling the Operating Expenses shown on the Annual Budget with requested disbursements for payment of Operating Expenses pursuant to Section 3.4.

                  3.5 WORKING CAPITAL SUBACCOUNT. On each Payment Date during a Cash Management Period, funds in the Working Capital Subaccount may be transferred, at Lender's option, to other Subaccounts to the extent that Rents received in the immediately preceding Interest Period are insufficient to allocate sufficient amounts to such Subaccounts to make all the payments required under clauses (i) through (v) of Section 2.2.3(a) or 2.2.3(b) or clauses (i) through (vii) of Section 2.2.3(c), as applicable, on such Payment Date.

                  3.6 CASH COLLATERAL SUBACCOUNT. Lender may with Manager's consent, from time to time on or before the Conversion Date, apply any or all amounts in the Cash Collateral Subaccount to repay the outstanding Principal and/or any other portion of the Debt then due and payable without any penalty or premium. Upon the request of Manager, on or before the Conversion Date, Lender shall apply any or all amounts in the Cash Collateral Subaccount to repay the outstanding Principal and/or any other portion of the Debt then due and payable without any penalty or premium. From and after the Substantial Completion Date until the Conversion Date, Manager may request that all excess cash flow in the Cash Collateral Subaccount be paid as directed by Manager, provided: i) no Default or Event of Default has occurred and is then continuing, ii) Manager makes a written request to Lender (no more than once per month) for the payment thereof at least ten (10) days prior to Payment Date on which or after which such funds are to be distributed as requested by Manager, and iii) Lender pays over such amounts as directed by Manager subject to the letter of credit conditions specified below. Lender may require, in its discretion, that Manager deliver to Lender, as beneficiary, one or more clean, irrevocable letters of credit, reasonably satisfactory to Lender in form and content and as to the bank or trust company which is the issuer (which issuer must have an S&P rating of "A" or better) equal in amount to the funds paid over to or as directed by Manager (unless and to the extent such funds are used to reduce the outstanding Principal as provided in this Section 3.6). Any such letter of credit shall have an expiration date not earlier than thirty (30) days after the Expected Conversion Date, provided that the expiration date may be one (1) year from its issuance if the letter of credit provides for a drawing by Lender of the full amount thereof at any time on or after the thirtieth (30th) day preceding its stated expiration date. Any letter of credit shall be held by Lender and may be drawn at any time within thirty (30) days prior to the expiration thereof, upon the occurrence and during the continuance of an Event of Default, or within thirty (30) days prior to the Expected
Conversion Date, whereupon the proceeds of the letter of credit shall be deposited in the Cash Collateral Subaccount. On the Conversion Date, provided no Default or Event of Default exists (and all payments required to be made by Borrower and/or Manager on the Conversion Date have been made), Lender shall disburse to Manager, or as otherwise directed by Manager, the funds (if any) remaining in the Cash Collateral Subaccount.

                  3.7 SECURITY DEPOSITS. Borrower or Manager, as applicable, shall collect all security deposits under Leases and shall endorse all checks and deposit all such funds and other receipts on account of security deposits within two (2) Business Days after receipt thereof, directly into the Security Deposit Account - Clearing Bank. Borrower and Manager shall also deposit into the Security Deposit Account - Clearing Bank all amounts drawn down under any letters of credit held by Borrower or Manager in lieu of cash security deposits. Neither Borrower nor Manager shall have any right of withdrawal from the Security Deposit Account Clearing Bank except that, prior to the occurrence of an Event of Default which is continuing, if either Borrower or Manager desires to receive funds from the Security Deposit Account Clearing Bank, Borrower or Manager may do so only if each of the following conditions are satisfied: (i) Borrower or Manager submits a written request to Lender, certified by an authorized officer of Borrower or Lender, and (ii) such request states (a) that Borrower or Manager is required by law or contract to return a tenant's security deposit or to use such security deposit for repairs or payment of rent, in accordance with such tenant's lease, (b) the amount of and use for the security deposit to be returned, (c) the lease and the name of the tenant to which such security deposit relates, and (d) that no Event of Default exists under the Loan Documents. In the event that Borrower delivers a notice in accordance with the foregoing, Lender shall instruct the Clearing Bank (i) in the case of any security deposit to be utilized to pay rent, to transfer such funds from the
Security Deposit Account - Clearing Bank to Manager within ten (10) days of receipt of Lender's written direction to the Clearing Bank and (ii) with respect to all other uses of such security deposit accounts, to release funds so requested to Manager, or as otherwise directed by Manager, within ten (10) days of receipt of Lender's written direction to the Clearing Account Bank to release such funds. Except as provided above, neither Borrower nor Manager shall have any right to funds in the Security Deposit Account - Clearing Bank. Notwithstanding anything set forth herein, Borrower or Manager may withdraw funds from the Security Deposit Account - Clearing Bank to refund or apply security deposits as required by applicable Legal Requirements upon providing prior written notice to Lender, which notice shall include evidence reasonably satisfactory to Lender that such release is required by all applicable Legal Requirements. During a Cash Management Period, any funds in the Security Deposit Account - Clearing Bank that are to be applied against rent arrearages under any Lease shall be transferred by the Clearing Bank from the Security Deposit Account - Clearing Bank to the Security Deposit Account - Deposit Bank and applied in accordance with the Deposit Account Agreement. Neither Borrower nor Manager shall have any right to funds in the Security Deposit Account - Deposit Bank, except that Borrower or

Manager may request and Lender shall release any security deposit directly to a tenant if required by applicable law.

                  Any letter of credit or other instrument that Borrower or Manager receives in lieu of a cash security deposit shall (i) be maintained in full force and effect in the full amount unless replaced by a cash deposit as hereinabove described, (ii) be issued by an institution reasonably satisfactory to Lender, (iii) if permitted pursuant to the Lease or any Legal Requirements, name Lender as payee or mortgagee or beneficiary thereunder (or at Lender's option, be fully assignable to Lender) and (iv) in all respects, comply with any applicable Legal Requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing.

                  3.8 GRANT OF SECURITY INTEREST; APPLICATION OF FUNDS. As security for payment of the Debt and the performance by Borrower and Manager of all other terms, conditions and provisions of the Loan Documents, Borrower and Manager hereby pledge and assign to Lender, and grant to Lender a security interest in, all Borrower's and Manager's (if any) right, title and interest in and to the Deposit Account, all Subaccounts, the Tax and Insurance Escrow Fund, the Capital Reserve Fund, and any other escrow or reserve funds or accounts established in connection with this Loan (collectively, the "FUNDS"). Neither Borrower nor Manager shall, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Deposit Account, any Subaccount or any Fund, or permit any Lien to attach thereto, or any levy to be made thereon, or any UCC-l Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums in the Deposit Account, any Subaccount or any Fund to the payment of the Debt and/or to the payment of Taxes, Insurance Premiums, Capital Expenses and/or Operating Expenses, in any order in its discretion. Neither the Deposit Account nor any Subaccount or Fund shall constitute a trust fund and may be commingled with other monies held by Lender. Sums in each Fund shall be held by Lender in a Subaccount and invested in Permitted Investments. Earnings or interest, if any, on each Fund shall become part of such Fund and shall be disbursed as provided herein for such Fund. Borrower shall be responsible for and pay all income taxes payable with respect to such earnings and interest, and shall execute and deliver any IRS Form W-9 or other appropriate documentation Lender reasonably requires in connection therewith. Lender shall not be liable for any loss sustained on the investment of any funds constituting any Fund. Amounts disbursed to Borrower or Manager under Sections 3.2 through 3.4 shall be used by Borrower or Manager solely to pay the expenses for which such disbursement is requested.

IV.      REPRESENTATIONS AND WARRANTIES

                  4.1 BORROWER REPRESENTATIONS. Borrower represents and warrants as of the date hereof that, except to the extent (if any) disclosed on Schedule 3 (with reference to a specific subsection of this Section 4.1):

                  4.1.1 ORGANIZATION; SPECIAL PURPOSE. Borrower is duly organized and is validly existing and in good standing under the laws of its state of formation, with requisite power and authority, and to Borrower's actual knowledge without having conducted any investigation, with all rights, licenses, permits and authorizations, governmental or otherwise, necessary to own its properties and to transact the business in which it is now engaged. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, business and operations, except where failure to be so qualified would not have a material adverse effect on the Borrower. Borrower is a Special Purpose Bankruptcy Remote Entity, and the sole business of Borrower is the ownership, development, management and operation of the Property.

                  4.1.2 PROCEEDINGS; ENFORCEABILITY. Borrower has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which Borrower is a party. The Loan Documents to which Borrower is a party have been duly executed and delivered by Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity.

                  4.1.3 NO CONFLICTS. The execution, delivery and performance by Borrower of the Loan Documents to which Borrower is a party will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any of the property of Borrower pursuant to the terms of, any agreement or instrument to which Borrower is a party to which its property is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over Borrower or any of its properties. To
Borrower's actual knowledge without having conducted any investigation, Borrower's rights under the Licenses and the Management Agreement will not be adversely affected by the execution and delivery of the Loan Documents, Borrower's performance thereunder, the recordation of the Mortgage, the Other
Properties Subordinate Mortgage or the exercise of any remedies by Lender. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Borrower of the Loan Documents has been obtained and is in full force and effect.

                  4.1.4 LITIGATION. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting Borrower or, to Borrower's actual knowledge without having conducted any investigation, the Property, which, if determined against Borrower or the Property could reasonably likely have a material adverse affect on the condition (financial or otherwise) or business of Borrower or the condition or ownership of the Property.

                  4.1.5 AGREEMENTS. Borrower is not a party to any agreement or instrument or subject to any restriction which might adversely affect Borrower or the Property, or Borrower's business, properties, operations or condition, financial or otherwise. To Borrower's actual knowledge without having conducted any investigation, Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or the Property is bound.

                  4.1.6 TITLE. To Borrower's actual knowledge without having conducted any investigation, Borrower has good, indefeasible, marketable, and insurable title in fee to the real property comprising part of the Property, and good title to the balance of the Property, free and clear of all Liens except the Permitted Encumbrances. Borrower has granted none and to Borrower's actual knowledge without having conducted any investigation there are no options to purchase or rights of first refusal affecting Borrower's interest in the Property except for those provided for in the Property Option Agreement. The Mortgage, when properly recorded in the appropriate records, together with any UCC financing statements required to be filed in connection therewith, will create (i) a valid, perfected first priority lien on such real Property and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty included in the Property (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. To Borrower's actual knowledge without having conducted any investigation, the Permitted Encumbrances do not and will not materially adversely affect the value or use of the Property, or Borrower's ability to repay the Loan. To Borrower's actual knowledge without having conducted any investigation, there are no claims for payment for work, labor or materials affecting the Property which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents except to the extent of the Permitted Exceptions and any inchoate liens for which Lender is receiving title insurance coverage.

                  4.1.7    Intentionally deleted.

                  4.1.8 NO BANKRUPTCY FILING. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency law or the liquidation of all or a major portion of its assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

                  4.1.9 FULL AND ACCURATE DISCLOSURE. No statement of fact made by Borrower in any Loan Documents or in any other document or certificate delivered to Lender by Borrower in connection with the Loan contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein not misleading. There is no material fact presently known to Borrower that has not been disclosed to Lender which materially adversely affects, or, as far as Borrower can foresee, would reasonably materially adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower.

                  4.1.10 NO PLAN ASSETS. Either (i) Borrower is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101 or
(ii) each Plan and, to the knowledge of Borrower, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other federal or state law, and no event or condition has occurred as to which Borrower would be under an obligation to furnish a report to Lender under Section 5.1.20.

                  4.1.11 COMPLIANCE. To Borrower's actual knowledge without having conducted any investigation, Borrower and the Property and the use (and contemplated future use) thereof comply, or will comply upon Substantial Completion, in all material respects with all applicable Legal Requirements, quality and safety standards, accreditation and certification standards and requirements of the DOH and all other Governmental Authorities, including building and zoning ordinances and codes and all other Governmental Authorities relating to the operation of the Property in accordance with or as required by its Permitted Use. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which reasonably might materially adversely affect the condition (financial or otherwise) or business of Borrower. There has not been and shall never be committed by Borrower or any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording any Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under any Loan Document.

                  4.1.12 CONTRACTS. Except for the Construction Documents (as defined in the BLA), the Development Agreement, or the Management Agreement, Borrower has not entered into any service, maintenance or repair contracts affecting the Property that are not terminable on one (1) month's notice or less without cause and without penalty or premium, and all such service, maintenance or repair contracts affecting the Property have been entered into at arms-length in the ordinary course of Borrower's business and provide for the payment of fees in amounts and upon terms comparable to existing market rates.

                  4.1.13 FINANCIAL INFORMATION. All financial data, including the statements of cash flow and income and operating expense, if any, that have been delivered by Borrower or at the direction of Borrower to Lender in respect of the Borrower (i) are true, complete and correct in all material respects,
(ii) accurately represent the financial condition of the Borrower, as of the date of such reports, and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. Borrower has no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on the Property or the operation thereof, except as referred to or reflected in such financial statements. Since the date of the last financial statements delivered by Borrower to Lender, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements except as disclosed therein.

                  4.1.14   Intentionally deleted.

                  4.1.15 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose that would be inconsistent with such Regulation U or any other Regulation of such Board of Governors, or for any purpose prohibited by Legal Requirements or any Loan Document.

                  4.1.16   Intentionally deleted.

                  4.1.17 NOT A FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of ss. 1445(f)(3) of the Code.

                  4.1.18 SEPARATE LOTS. Borrower has not permitted or initiated the joint assessment of the Property (i) with any other real property constituting a separate tax lot, and (ii) with any portion of the Property which may be deemed to constitute personal property, or has not permitted or initiated any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property as a single lien.

                  4.1.19   Intentionally deleted.

                  4.1.20 ENFORCEABILITY. The Loan Documents executed by Borrower are not subject to, and Borrower has not asserted, any right of recision, set-off, counterclaim or defense, including the defense of usury. No exercise of any of the terms of the Loan Documents executed by Borrower, or any right thereunder, will render any Loan Documents unenforceable.

                  4.1.21 INSURANCE. Borrower has obtained and has delivered or shall cause to be obtained and delivered to Lender insurance policies reflecting the insurance coverages, amounts and other requirements set forth in the Loan Documents.

                  4.1.22   Intentionally deleted.

                  4.1.23   Intentionally deleted.

                  4.1.24   Intentionally deleted.

                  4.1.25   Intentionally deleted.

                  4.1.26   Intentionally deleted.

                  4.1.27 FILING AND RECORDING TAXES. To Borrower's actual knowledge without having conducted any investigation, all transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements in connection with the transfer of the Property to Borrower have been paid. To
Borrower's actual knowledge without having conducted any investigation, all mortgage, mortgage recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents have been paid or will be paid when due and payable.

                  4.1.28 INVESTMENT COMPANY ACT. Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                  4.1.29 OWNERSHIP OF BORROWER. The sole general partner of Borrower is the Borrower Representative. Borrower Sponsor is the owner of all of the issued and outstanding capital stock of the Borrower Representative, all of which capital stock has been validly issued and fully paid and is nonassessable. The only limited partner of Borrower is Borrower Sponsor. Except as set forth in the Property Option Agreement, the stock of the Borrower Representative and the limited partnership interests in Borrower are owned free and clear of all Liens, warrants, options and rights to purchase. Borrower has no obligation to any Person to purchase, repurchase or issue any ownership interest in it.

                  4.1.30 MANAGEMENT AGREEMENT. The Management Agreement existing on the Loan Closing Date with respect to the Property is in full force and effect and is not in default by any party thereto. The term of the Management Agreement does not extend beyond the Optional Prepayment Date. In the event the Management Agreement is terminated or in the event of foreclosure or other acquisition of the Property by Lender, under applicable Legal Requirements, to Borrower's actual knowledge without having conducted any investigation, none of Borrower, Lender, Manager, or any subsequent purchaser is required to obtain a CON (or similar certificate, license, or approval issued by the DOH for the requisite number of units, and approval provider status in any approved provider payment program) prior to applying for and receiving a license to operate the Property as the Property is operated prior to any such termination, foreclosure.

                  4.1.31   Intentionally deleted.

                  4.1.32 NAME; PRINCIPAL PLACE OF BUSINESS. Borrower does not use and will not use any trade name and has not done and will not do business under any name other than its actual name set forth herein unless Borrower provides Lender with thirty (30) days prior written notice; provided, however, that the Property is operated under the name "The Heritage at Gaines Ranch". The principal place of business of Borrower is 320 King of Prussia Road, Suite 160, Radnor, Pennsylvania 19087.

                  4.1.33 OTHER DEBT AND OBLIGATIONS. Borrower has no financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower is a party, except in connection with this Agreement, or by which Borrower or the Property is bound, other than (i) the Management Agreement and the Development Agreement, or (ii) unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of the Property and financing of Equipment or vehicles used in the ordinary course of business relating to the ownership and operation of the Property which do not exceed, at any time, a maximum amount of one percent (1%) of the Loan and are paid within ninety (90) days of the date incurred, and other than obligations under the Mortgage and the other Loan Documents. Borrower has not borrowed or received other debt financing that has not been heretofore repaid in full and Borrower has no known material contingent liabilities.

                  4.1.34 FRAUDULENT TRANSFER; SOLVENCY. Borrower (i) has not entered into this Loan Agreement or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and (ii) has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated hereby, to Borrower's actual knowledge without having conducted any investigation, the fair saleable value of Borrower's assets exceeds and will, immediately following the execution and delivery of this Agreement, exceed Borrower's total liabilities, including, subordinated, unliquidated, or disputed liabilities or Obligations. To Borrower's actual knowledge without having conducted any investigation, the fair saleable value of Borrower's assets (based on completed construction of the Improvements) is and will, immediately following the execution and delivery of this Agreement, be greater than Borrower's probable liabilities, including the maximum amount of its Obligations or its debts as such debts become absolute and matured. To Borrower's actual knowledge without having conducted any investigation, Borrower's assets do not and, immediately following the execution and delivery of this Agreement, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, Obligations and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

                  4.1.35 NO DEFAULTS. To Borrower's knowledge, no Default or Event of Default of Borrower exists under or with respect to any Loan Document.

                  4.1.36 LABOR MATTERS. Borrower is not a party to any collective bargaining agreements.

                  4.1.37 NO PRIOR ASSIGNMENT. As of the Loan Closing Date, (i) Lender is the assignee of Borrower's interest under the Leases, and (ii) there are no prior assignments of such Leases or any portion of the Rent due and payable with respect to such Leases or to become due and payable which are presently outstanding.

                  4.1.38 INTELLECTUAL PROPERTY. All trademarks, trade names and service marks that Borrower owns or has pending, or under which it is licensed, are in good standing and uncontested. There is no trademark, trade name or service mark necessary to the business of Borrower as presently conducted or as Borrower contemplates conducting its business. To Borrower's knowledge, Borrower has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, trade names and service marks of others. To Borrower's knowledge, there is no infringement by others of trademarks, trade names and service marks of Borrower.

                  4.1.39   Intentionally deleted.

                  4.1.40 TAX FAIR MARKET VALUE. If a Note with respect to the Property is significantly modified prior to the closing date of a Securitization so as to result in a taxable exchange under Code Section 1001, Borrower will, if requested by Lender, represent that the amount of such Note does not exceed the Tax Fair Market Value of the Property as of the date of such significant modification.

                  4.1.41 BROKERAGE. Borrower has dealt with no brokers or "finders" in connection with the Loan, and no brokerage or "finders" fees or commissions are payable by or to any Person, in connection with this Agreement or the Loan to be disbursed hereunder by reason of any action of Borrower.

                  4.1.42   Intentionally deleted.

                  4.1.43   Intentionally deleted.

                  4.1.44    Intentionally deleted.

                  4.1.45 GOVERNMENTAL PROCEEDINGS AND NOTICES. Borrower is not currently the subject of any proceeding by any Governmental Authority, and no notice of any violation has been received from a Governmental Authority that would, to Borrower's actual knowledge without having conducted any investigation, directly or indirectly, or with the passage of time: (i) affect Borrower's ability to accept and/or retain patients or result in the imposition of a fine, a sanction, a lower rate certification or a lower reimbursement rate for services rendered to eligible patients; (ii) modify, limit or annul or result in the transfer, suspension, revocation or imposition of probationary use on any License; (iii) Intentionally deleted.

                  4.1.46   Intentionally deleted.

                  4.1.47   Intentionally deleted.

                  4.1.48   Intentionally deleted.

                  4.1.49   Intentionally deleted.

                  4.1.50 PLEDGES OF RECEIVABLES. Borrower has not pledged its receivables as collateral security for any other loan or indebtedness.

                  4.1.51   Intentionally deleted.

                  4.2 MANAGER REPRESENTATIONS. Manager represents and warrants as of the date hereof that, except to the extent (if any) disclosed on Schedule 5 (with reference to a specific subsection of this Section 4.2):

                  4.2.1 ORGANIZATION; SPECIAL PURPOSE. Manager is duly organized and is validly existing and in good standing under the laws of its state of formation, with requisite power and authority, and Manager and Borrower have all rights, licenses, permits and authorizations, governmental or otherwise, necessary to own its properties and to transact the business in which it is now engaged. Manager is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, business and operations. Manager is a Special Purpose Bankruptcy Remote Entity, and the sole business of Manager is the development, management and operation of the Property.

                  4.2.2 PROCEEDINGS; ENFORCEABILITY. Manager has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. The Loan Documents to which Manager is a party have been duly executed and delivered by Manager and constitute legal, valid and binding obligations of Manager enforceable against Manager in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity.

                  4.2.3 NO CONFLICTS. The execution, delivery and performance by Manager of the Loan Documents to which Manager is a party will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any of the property of Borrower or Manager pursuant to the terms of, any agreement or instrument to which Manager is a party to which its property is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over Manager or any of its properties. Manager's rights under the Licenses and the Management Agreement will not be materially, adversely affected by the execution and delivery of the Loan Documents, Manager's performance thereunder, the recordation of the Mortgage and the Other Properties Subordinate Mortgage, or the exercise of any remedies by Lender. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Manager of the Loan Documents has been obtained and is in full force and effect or will be obtained and be in full force and effect when required.

                  4.2.4 LITIGATION. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting Manager or the Property, which, if determined against Manager or the Property could reasonably likely have a material adverse affect on the condition (financial or otherwise) or business of Manager or the condition or ownership of the Property.

                  4.2.5 AGREEMENTS. Manager is not a party to any agreement or instrument or subject to any restriction which might materially, adversely affect Manager or the Property, or Manager's business, properties, operations or condition, financial or otherwise. Neither Borrower nor Manager is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or the Property is bound, which default would materially, adversely affect Manager or the Property.

                  4.2.6 TITLE. Borrower has good, indefeasible, marketable, and insurable title in fee to the real property comprising part of the Property, and good title to the balance of the Property, free and clear of all Liens except the Permitted Encumbrances. There are no options to purchase or rights of first refusal affecting Borrower's interest in the Property except for those provided for in the Property Option Agreement. The Mortgage, when properly recorded in the appropriate records, together with any UCC financing statements required to be filed in connection therewith, will create (i) a valid, perfected first priority lien on such real Property and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty included in the Property (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. The Permitted Encumbrances do not and will not materially adversely affect the value or use of the Property, or Borrower's ability to repay the Loan. There are no claims for payment for work, labor or materials affecting the Property which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents except to the extent of the Permitted Exceptions and any inchoate liens for which Lender is receiving title insurance coverage.

                  4.2.7 SURVEY. The Survey delivered to Lender does not fail to reflect any material matter affecting the Property or the title thereto.

                  4.2.8 NO BANKRUPTCY FILING. Manager is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency law or the liquidation of all or a major portion of its assets or property, and Manager has no knowledge of any Person contemplating the filing of any such petition against it.

                  4.2.9 FULL AND ACCURATE DISCLOSURE. No statement of fact made by or on behalf of Manager in any Loan Documents or in any other document or certificate delivered to Lender by Manager in connection with the Loan contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein not misleading. There is no material fact presently known to Manager that has not been disclosed to Lender which materially adversely affects, or, as far as Manager can foresee, would reasonably materially adversely affect, the Property or the business, operations or condition (financial or otherwise) of Manager.

                  4.2.10 NO PLAN ASSETS. Either (i) Manager is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Manager constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101 or
(ii) each ERISA Plan and, to the knowledge of Manager, each Multiemployer Plan, is in compliance in all material respects with and has been administered in all material respects in compliance with its terms and the applicable provisions of ERISA, the Code and any other federal or state law, and no event or condition has occurred as to which Manager would be under an obligation to furnish a report to Lender under Section 5.2.20.

                  4.2.11 COMPLIANCE. Manager, Borrower, and the Property and the use (and contemplated future use) thereof comply, or will comply upon Substantial Completion, in all material respects with all applicable Legal Requirements, quality and safety standards, accreditation and certification standards and requirements of the DOH and all other Governmental Authorities, including building and zoning ordinances and codes and all other Governmental Authorities relating to the operation of the Property in accordance with or as required by its Permitted Use. Manager is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which reasonably might materially adversely affect the condition (financial or otherwise) or business of Manager. There has not been and shall never be committed by Manager or any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording any Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Manager's obligations under any Loan Document.

                  4.2.12 CONTRACTS. Except for the Construction Documents (as defined in the BLA), the Development Agreement, or the Management Agreement, Manager has not entered into any service, maintenance or repair contracts affecting the Property that are not terminable on one (1) month's notice or less without cause and without penalty or premium, and all such service, maintenance or repair contracts affecting the Property have been entered into at arms-length in the ordinary course of Manager's business and provide for the payment of fees in amounts and upon terms comparable to existing market rates.

                  4.2.13 FINANCIAL INFORMATION. All financial data, including the statements of cash flow and income and operating expense, that have been delivered by Manager or at the direction of Manager to Lender in respect of the Manager and/or the Property (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Manager or the Property, as applicable, as of the date of such reports, and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. Manager has no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Manager and reasonably likely to have a materially adverse effect on the Property or the operation thereof, except as referred to or reflected in such financial statements. Since the date of the last financial statements delivered by Manager to Lender, there has been no materially adverse change in the financial condition, operations or business of Manager from that set forth in said financial statements except as disclosed therein.

                  4.2.14 CONDEMNATION. No Condemnation or other proceeding has been commenced or, to Manager's best knowledge, is contemplated with respect to all or part of the Property or for the relocation of roadways providing access to the Property except as contemplated in the Construction Documents and Plans.

                  4.2.15 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose that would be inconsistent with such Regulation U or any other Regulation of such Board of Governors, or for any purpose prohibited by Legal Requirements or any Loan Document.

                  4.2.16 UTILITIES AND PUBLIC ACCESS. The Property has rights of access to public ways and is served or, upon Substantial Completion will be served, by electrical, water, sewer, sanitary sewer and storm drain (or other drainage) facilities adequate to service it for its intended uses. All public utilities necessary or convenient to the construction of the Required Improvements and, upon completion thereof, the full use and enjoyment of the Property are located in the public right-of-way abutting the Property, and all such utilities are connected (or available for connection) so as to serve the Property without passing over other property, unless same pass over other property pursuant to a fully executed easement with the owner (or predecessor owner) of such property. All roads necessary for the use of the Property for its current purpose have been or, upon Substantial Completion will be, completed and dedicated to public use and accepted by all Governmental Authorities or exist perpetually on valid easements.

                  4.2.17 NOT A FOREIGN PERSON. Manager is not a "foreign person" within the meaning of ss. 1445(f)(3) of the Code.

                  4.2.18 SEPARATE LOTS. Each parcel comprising the Property is or prior to the Substantial Completion Date will be a separate tax lot and is not (or prior to the Substantial Completion Date will not be) a portion of any other tax lot that is not a part of the Property. Manager has not permitted or initiated the joint assessment of the Property (i) with any other real property constituting a separate tax lot, and (ii) with any portion of the Property which may be deemed to constitute personal property, or will not permit or initiate any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property as a single lien.

                  4.2.19 ASSESSMENTS. There are no pending or, to Manager's knowledge, proposed special or other assessments for public improvements or otherwise affecting the Property, or any contemplated improvements to the Property that may result in such special or other assessments other than Permitted Encumbrances, if any.

                  4.2.20 ENFORCEABILITY. The Loan Documents executed by Manager are not subject to, and Manager has not asserted, any right of recision, set-off, counterclaim or defense, including the defense of usury. No exercise of any of the terms of the Loan Documents executed by Manager, or any right thereunder, will render any Loan Documents executed by Manager unenforceable.

                  4.2.21 INSURANCE. Manager has obtained and has delivered to Lender insurance policies (or such other evidence thereof acceptable to Lender) reflecting the insurance coverages, amounts and other requirements set forth in the Loan Documents.

                  4.2.22 USE OF PROPERTY; LICENSES. The Property is or is intended to be used exclusively as and in accordance with its Permitted Use. All certifications, permits, licenses and approvals required for the legal use, occupancy and operation of the Property as intended are held, or prior to Substantial Completion (or as soon thereafter as is practical in light of DOH practice) will be obtained, by the Borrower and/or Manager, as applicable, and in any event are held, or prior to Substantial Completion will be obtained, by the Person(s) required under all applicable Legal Requirements and are (or will be upon Substantial Completion) in full force and effect, including, to the extent applicable and required based on the intended use of the Property (a) valid CONs or COEs or similar certificates, licenses to operate, permits, or approvals issued by the DOH for the requisite number of units; (b) a valid license to provide assisted living services; (c) a valid registration of the Property with the DOH or other appropriate Governmental Authority for its Permitted Use; and (d) approved provider status in any approved provider payment program (collectively, the "LICENSES"), have been (or will be upon Substantial Completion) obtained and are in full force and effect, except for Licenses that cannot yet be obtained because the Required Improvements have not been completed. The use (if any) being made of the Property is in conformity with the certificate of occupancy (if any) issued or to be issued for the Property.

                  4.2.23 FLOOD ZONE. Except as indicated on the Survey, none of the Improvements is or will be located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards.

                 4.2.24 PHYSICAL CONDITION. The Property is in good condition, order and repair in all material respects; there exists no structural or other material defect or damage to the Property, whether latent or otherwise. Manager has not received notice from any insurance company or bonding company of any defect or inadequacy in the Property, or any part thereof, which would adversely affect its insurability or cause the imposition of extraordinary premiums or charges thereon or any termination of any policy of insurance or bond.

                  4.2.25 ENCROACHMENTS. Except as indicated in the Survey, the Improvements (if any) existing on the date hereof lie wholly within the boundaries and building restriction lines of the Property, and no improvement on an adjoining property encroaches upon the Property, and no easement or other encumbrance upon the Property encroaches or will encroach upon any of the Improvements, so as to adversely affect the value or marketability of the Property, except those insured against by the Title Insurance Policy.

                  4.2.26 LEASES. Attached hereto as Schedule 4 is a true, correct and complete rent roll for the Property (the "RENT ROLL"), which includes all Leases affecting the Property. Each residential Lease for the Property has been entered into on the Approved Residency Agreement. Except as disclosed in the Rent Roll: (i) each Lease is in full force and effect; (ii) there are no offsets, claims or defenses to the enforcement thereof; (iii) all rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance except for security deposits; (iv) the rent payable under each Lease is the amount of fixed rent set forth in the Rent Roll, and there is no claim or basis for a claim by the tenant thereunder for an adjustment to the rent; (v) no tenant has made any claim against the landlord under the Leases which remains outstanding, there are no material defaults on the part of the landlord under any Lease, and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a material default; (vi) to Manager's best knowledge, there is no present material default by the tenant under any Lease; and (vii) Manager does not hold any other security deposits under the Leases. None of the Leases contains any option to purchase or right of first refusal to purchase the Property or any part thereof. Neither the Leases nor the Rents have been assigned or pledged except to Lender, and no other Person has any interest therein except the tenants thereunder.

                  4.2.27 FILING AND RECORDING TAXES. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements in connection with the transfer of the Property to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents have been paid or will be paid when due and payable.

                  4.2.28 INVESTMENT COMPANY ACT. Manager is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                  4.2.29 OWNERSHIP OF MANAGER. The sole general partner of Manager is the Manager Representative. Manager Sponsor is the owner of all of the issued and outstanding capital stock of the Manager Representative, all of which capital stock has been validly issued and fully paid and is nonassessable. The only limited partner of Manager is Manager Sponsor. The stock of the Manager Representative and the limited partnership interests in Manager are owned free and clear of all Liens, warrants, options and rights to purchase. Manager has no obligation to any Person to purchase, repurchase or issue any ownership interest in it.

                  4.2.30 MANAGEMENT AGREEMENT. The Management Agreement existing on the Loan Closing Date with respect to the Property is in full force and effect and is not in default by any party thereto. The term of the Management Agreement does not extend beyond the Optional Prepayment Date. In the event the Management Agreement is terminated or in the event of foreclosure or other acquisition of the Property by Lender, under applicable Legal Requirements none of Borrower, Lender, Manager, or any subsequent purchaser is required to obtain a CON (or similar certificate, license, or approval issued by the DOH for the requisite number of units, and approval provider status in any approved provider payment program) prior to applying for and receiving a license to operate the Property as the Property is operated prior to any such termination, foreclosure or acquisition.

                  4.2.31 HAZARDOUS SUBSTANCES. To the best of Manager's knowledge after due investigation except as disclosed in the Environmental Reports, (i) the Property is not in violation of any Legal Requirement pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up, including the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Substances Transportation Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act, the Occupational Safety and Health Act, any state super-lien and environmental clean-up statutes and all amendments to and regulations in respect of the foregoing laws (collectively,

"ENVIRONMENTAL LAWS"); (ii) the Property is not subject to any private or governmental Lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous, toxic, dangerous and/or regulated substances, wastes, materials, raw materials which include hazardous constituents, pollutants or contaminants, including asbestos, asbestos containing materials, petroleum, tremolite, anthlophylite, actinolite, polychlorinated biphenyls and any other substances or materials which are included under or regulated by Environmental Laws or which are considered by scientific opinion to be otherwise dangerous in terms of the health, safety and welfare of humans (collectively, "HAZARDOUS SUBSTANCES"); (iii) no Hazardous Substances are or have been (including the period prior to Borrower's acquisition of the Property), discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Property other than in compliance with all Environmental Laws; (iv) no Hazardous Substances are present in, on or under any nearby real property which could migrate to or otherwise affect the Property; and (v) no underground storage tanks exist on the Property.

                  4.2.32 NAME; PRINCIPAL PLACE OF BUSINESS. Manager does not use and will not use any trade name and has not done and will not do business under any name other than its actual name set forth herein unless Manager provides Lender with thirty (30) days prior written notice; provided, however, that the Property is operated under the name "The Heritage at Gaines Ranch". The principal place of business of Manager is c/o Brookdale Living Communities, Inc., 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601.

                  4.2.33 OTHER DEBT AND OBLIGATIONS. Manager has no financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Manager is a party, except in connection with this Agreement, or by which Manager or the Property is bound, other than (i) Construction Documents, (ii) the Management Agreement and the Development Agreement, (iii) unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of the Property and financing of Equipment or vehicles used in the ordinary course of business relating to the ownership and operation of the Property which do not exceed, at any time, a maximum amount of one percent (1%) of the Loan and are paid within ninety (90) days of the date incurred, and other than obligations under the Mortgage and the other Loan Documents. Manager has not borrowed or received other debt financing that has not been heretofore repaid in full and Manager has no known material contingent liabilities.

                  4.2.34 FRAUDULENT TRANSFER; SOLVENCY. Manager (i) has not entered into this Loan Agreement or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and (ii) to Manager's knowledge has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Manager's assets do not and, immediately following the execution and delivery of this Agreement, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Manager does not intend to, and does not believe that it will, incur debts and liabilities (including, Obligations and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Manager). Giving effect to the transactions contemplated hereby, the fair saleable value of Borrower's assets exceeds and will, immediately following the execution and delivery of this Agreement, exceed Borrower's total liabilities, including, subordinated, unliquidated, or disputed liabilities or Obligations. The fair saleable value of Borrower's assets (based on completed construction of the Improvements) is and will, immediately following the execution and delivery of this Agreement, be greater than Borrower's probable liabilities, including the maximum amount of its Obligations or its debts as such debts become absolute and matured.

                  4.2.35 NO DEFAULTS. No Default or Event of Default exists under or with respect to any Loan Document.

                    4.2.36 LABOR MATTERS. Manager is not a party to any collective bargaining agreements.

                  4.2.37 NO PRIOR ASSIGNMENT. As of the Loan Closing Date, (i) Lender is the assignee of Manager's interest under the Leases, and (ii) there are no prior assignments of such Leases or any portion of the Rent due and payable with respect to such Leases or to become due and payable which are presently outstanding.

                  4.2.38 INTELLECTUAL PROPERTY. All trademarks, trade names and service marks that Manager owns or has pending, or under which it is licensed, are in good standing and uncontested. There is no trademark, trade name or service mark necessary to the business of Manager as presently conducted or as Manager contemplates conducting its business. To Manager's knowledge, Manager has not infringed, is not infringing, and has not received notice of infringement with respect to asserted trademarks, trade names and service marks of others. To Manager's knowledge, there is no infringement by others of trademarks, trade names and service marks of Manager.

                  4.2.39 TITLE INSURANCE. The Property is covered by either an American Land Title Association (ALTA) mortgagee's title insurance policy or its State equivalent, or a commitment to issue such a title insurance policy or its State equivalent, insuring the valid first lien of the Mortgage on the Property, which is in full force and effect and is freely assignable to and will inure to the benefit of Lender and any successor or assignee of Lender, including but not limited to the trustee in a Securitization, subject only to the Permitted Encumbrances and either an American Land Title Association (ALTA) mortgagee's title insurance policy, or a commitment to issue such a title insurance policy, insuring the valid second lien of the Subordinate Mortgage on the Property, which is in full force and effect and is freely assignable to and will inure to the benefit of Lender and any successor or assignee of Lender, including but not limited to the trustee in a Securitization, subject only to the Permitted Encumbrances and the Lien of the Mortgage.

                  4.2.40 TAX FAIR MARKET VALUE. The Loan with respect to the Property does not exceed the Tax Fair Market Value of the Property. If a Note with respect to the Property is significantly modified prior to the closing date of a Securitization so as to result in a taxable exchange under Code Section 1001, Borrower will, if requested by Lender, represent that the amount of such Note does not exceed the Tax Fair Market Value of the Property as of the date of such significant modification.

                  4.2.41 BROKERAGE. Manager has dealt with no brokers or "finders" in connection with the Loan, and no brokerage or "finders" fees or commissions are payable by or to any Person, in connection with this Agreement or the Loan to be disbursed hereunder.

                  4.2.42 OWNERSHIP OF LICENSES. The Licenses in existence as of the date hereof (and in any case, all Licenses must be in existence no later than the Substantial Completion Date), including without limitation, each, if any, CON or COE:

     (i) may not be, and have not been, trans- ferred to any location other than the Property for which such Licenses were originally issued;

     (ii) have not been pledged as collateral security for any other loan or indebtedness;

     (iii) are held free from restrictions or known conflicts which would materially impair the use or operation of the Property as intended, and are not provisional, probationary or restricted in any way or, if any are provisional, probationary or restricted in any way, Manager (and Borrower, if necessary) shall do all things necessary and required to satisfy such provisions, probations or restrictions; and

     (iv) have at all applicable times been, and are, in full force and effect.

                  4.2.43   Intentionally deleted.

                  4.2.44   Intentionally deleted.

                  4.2.45 GOVERNMENTAL PROCEEDINGS AND NOTICES. Neither Manager nor the Property, nor to Manager's knowledge, Borrower, is currently the subject of any proceeding by any Governmental Authority, and no notice of any violation has been received from a Governmental Authority that would, directly or indirectly, or with the passage of time: (i) affect Borrower's or Manager's ability to accept and/or retain residents or result in the imposition of a fine, a sanction, a lower rate certification or a lower reimbursement rate for services rendered to eligible residents; (ii) modify, limit or annul or result in the transfer, suspension, revocation or imposition of probationary use on any License; (iii) Intentionally deleted.

                  4.2.46 PHYSICAL PLANT STANDARDS. The Property and the use thereof comply in all respects with all applicable Legal Requirements, local, state and federal building codes, fire codes, health care, and other similar regulatory requirements (the "Physical Plant Standards") and no waivers of Physical Plant Standards exist at the Property.

                  4.2.47 PAST VIOLATIONS. There is no pending uncured "Level A" (or equivalent) violation at the Property. The Property is in, or upon Substantial Completion shall be in, material compliance with all local, federal and state laws and regulations relating to, as applicable, congregate care and assisted living facilities and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Property, Manager, or any partner, member, officer, director or stockholder of Manager, or to Manager's knowledge to Borrower or any partner, member, officer, director or stockholder of Borrower, by any Governmental Authority.

                  4.2.48   Intentionally Deleted.

                  4.2.49   Intentionally Deleted.

                  4.2.50 PLEDGES OF RECEIVABLES. Manager has not pledged its receivables as collateral security for any other loan or indebtedness.

                  4.2.51 RESIDENT RECORDS. To the best of Manager's knowledge, all resident records at the Property are true, complete and correct in all material respects. From and after the date hereof, all resident records at the
Property shall be maintained in accordance with all applicable Legal Requirements, including with respect to retention and confidentiality.

                  4.3 SURVIVAL OF REPRESENTATIONS. Each of Borrower and Manager agrees that all of the representations and warranties in Section 4.1 and Section
4.2 and elsewhere in the Loan Documents (i) are made as of the Loan Closing Date, (ii) shall survive the delivery of the Note and continue for so long as any portion of the Debt remains owing to Lender, provided, however, that the representations, warranties and covenants set forth in Section 4.2.31, and
Section 5.2.10 , shall survive in perpetuity and shall not be subject to the exculpation provisions of Section 10.1, and (iii) shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf. Notwithstanding anything set forth in this Agreement to the contrary, if at anytime during the term of this Loan any applicable federal, state or local agency enacts any laws or regulations or permits the accreditation and certification of the Permitted Use, such that Borrower or Manager elects to enter into a participation or provider agreement with any third party payor programs (including Medicare, Medicaid, Blue Cross and/or Blue Shield or any other private commercial insurance managed care and employee assistant program) (such programs the "THIRD PARTY PAYORS PROGRAMS") to permit the Permitted Use to participate in their programs, Borrower and Manager agree to execute amendments of this Agreement and the other Loan Documents as are consistent with the requirements of loans extended by Lender the source of payment of which includes payments from Third Party Payers' Programs, Medicare or Medicaid and shall include such standard representations, consents and warranties as are consistent with the foregoing.

V.       AFFIRMATIVE COVENANTS

                  5.1 BORROWER'S COVENANTS. Until the end of the Term or the Defeasance of the entire unpaid Principal, Borrower hereby covenants and agrees with Lender that:

                  5.1.1 EXISTENCE. Borrower shall (i) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, and franchises, (ii) continue to engage in the business presently conducted by it, (iii) obtain and maintain all Licenses, and (iv) qualify to do business and remain in good standing under the laws of each jurisdiction, in each case as and to the extent required for the ownership, development, maintenance, management and operation of the Property. Borrower shall notify Lender promptly of any written notice or order that Borrower receives from any Governmental Authority relating to Borrower's failure to comply with any applicable Legal Requirements relating to the Property and promptly take any and all actions necessary to bring itself and its operations at the Property into compliance in all material respects with such applicable Legal Requirements (and shall comply in all material respects with the requirements of such Legal Requirements that at any time are applicable to its operations at the Property). Borrower shall have the right to contest same provided it complies with the Contest Procedures.

                  5.1.2 TAXES AND OTHER CHARGES. Borrower shall pay or cause to be paid all Taxes and Other Charges as the same become due and payable, and deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid no later than thirty (30) days before they would be delinquent if not paid (provided, however, that Borrower need not furnish such receipts for payment of Taxes paid by Lender pursuant to Section 3.2). Borrower shall not suffer and shall promptly cause to be paid and discharged any Lien against the Property, and shall promptly pay for all utility services provided to the Property. After prior notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application of any Taxes or Other Charges, provided that
(i) no Default or Event of Default has occurred and remains uncured, (ii) such proceeding shall suspend the collection of the Taxes or Other Charges, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (iv) no part of or interest in the Property will be in danger of being sold, forfeited, terminated, canceled or lost, if the Borrower pays the amount or satisfies the condition being contested, and the Borrower would have the opportunity to do so, in the event of the Borrower's failure to prevail in the contest, (v) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Borrower has not furnished additional security as provided in clause (vi) below, or to any risk of criminal liability, and neither the Property nor any interest therein would be subject to the imposition of any lien for which the Borrower has not furnished additional security as provided in clause (vi) below, as a result of the failure to comply with such law or of such proceeding, (vi) Borrower shall have furnished such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon, but in no amount less than one hundred and twenty-five percent (125%) of the amount of such claims, and (vii) Borrower shall promptly upon final determination thereof pay the amount of Taxes or Other Charges determined to be due and payable, together with all costs, interest and penalties. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established.

                  5.1.3 REPAIRS; MAINTENANCE AND COMPLIANCE. Borrower shall cause the Property to be maintained in a good and safe condition and repair and shall not remove, demolish or materially alter the Improvements or Equipment (except for the construction of the Required Improvements in accordance with the BLA and normal replacement of the Equipment or restoration pursuant to Section
7.2 herein). Borrower shall promptly comply with all Legal Requirements and commence and diligently continue to cure properly any violation of a Legal Requirement which materially and adversely affects the financial condition of the Property or the ability of Borrower to conduct its business, within thirty
(30) days after Borrower receives notice of such violation, provided that Borrower shall have the right to contest same if it complies with the Contest Procedures. Borrower shall, in a good and workmanlike manner using materials of a quality at least equal to that originally installed at the Property, promptly repair, replace or rebuild any part of the Property that becomes damaged (subject to Section 7.2 herein), worn or dilapidated and shall complete and pay for any Improvements at any time in the process of construction or repair. Borrower may perform alterations without obtaining Lender's consent for alterations which (i) are required under the BLA, (ii) do not alter the footprint of the Property, (iii) do not change the number of units, (iv) are contemplated in the Annual Budget approved by Lender, or (v) which do not otherwise constitute material renovations.

                  5.1.4 LITIGATION. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower which might reasonably likely materially adversely affect Borrower's condition (financial or otherwise) or business or the Property.

                  5.1.5 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term, provision, covenant and condition to be observed or performed by it pursuant to the terms of any material agreement or recorded instrument affecting or pertaining to the Property.

                  5.1.6 NOTICE OF DEFAULT. Borrower shall promptly advise Lender of any material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

                  5.1.7 COOPERATE IN LEGAL PROCEEDINGS. Borrower shall cooperate fully with Lender with respect to, and permit Lender, at its option, to participate in, any proceedings before any Governmental Authority which may in any way affect the rights of Lender under any Loan Document and, in connection therewith, not prohibit Lender, at its election, from participating in any such proceedings.

                  5.1.8 FURTHER ASSURANCES. Borrower shall, at Borrower's sole cost and expense (except in connection with the transfer of the Loan or the interest therein by Lender pursuant to a Securitization, the cost of which shall be provided for as set forth in Section 9 herein or a Syndication pursuant to the BLA), (i) furnish to Lender, provided Lender reasonably determines that the Property or any of its other collateral will be materially adversely affected, all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement, and instrument reasonably requested by Lender pursuant to the terms of the Loan Documents; (ii) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the Debt, as Lender may reasonably require pursuant to the terms of the Loan Documents; (iii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of the Loan Documents, as Lender shall reasonably require from time to time, (iv) after the occurrence and during the continuance of an Event of Default, furnish reports of UCC, federal tax lien, state tax lien, judgment and pending litigation searches with respect to Borrower as Lender shall reasonably require and (v) after the occurrence and during the continuance of an Event of Default, furnish searches of title to the Property, designated by Lender in each of the locations reasonably designated by Lender.

                  5.1.9    FINANCIAL REPORTING.

                  (a) BOOKKEEPING. Borrower shall keep and maintain or shall cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP, books, records and accounts reflecting in reasonable detail all of the financial affairs of Borrower and all items of income and expense in connection with the development and ownership of the Property. Lender, at Lender's cost and expense, shall have the right from time to time and at all times during normal business hours upon reasonable prior written notice to Borrower to examine such books, records and accounts at the office of Borrower, Manager or such other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default with respect to the Property, Borrower shall pay any costs and expenses incurred by Lender during the continuance of such Event of Default to examine any and all of Borrower's, the Manager's or any other Person's books, records and accounts as Lender shall determine in Lender's reasonable discretion to be necessary or appropriate in the protection of Lender's interest.

                  (b) ANNUAL REPORTS. From and after the Substantial Completion Date, Borrower shall furnish or shall cause to be furnished to Lender annually within forty (40) days following the end of each Fiscal Year, true, complete and correct copies of Borrower's statement of operations (profit and loss), statement of cash flows, a calculation of Net Operating Income, and such other information or reports as shall be reasonably requested by Lender or any applicable Rating Agency which shall (a) be in form and substance acceptable to Lender in Lender's reasonable discretion, (b) be prepared in accordance with GAAP, and (c) be accompanied by an Officer's Certificate from a senior executive of the Borrower Representative on behalf of Borrower or from a senior executive of Manager certifying as of the date thereof that to such executive's knowledge based entirely on information received from or prepared by Manager (x) that such statement is true, correct, complete and accurate and fairly reflects the results of operations and financial condition of Borrower for the relevant period, and (y) notice of whether to the knowledge of Borrower or Manager, as the case may be, there exists an Event of Default, and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

                  (c) OTHER REPORTS. (i) Borrower shall, concurrently with Borrower's delivery to Lender, provide or shall be provided by Manager a copy of the items required to be delivered to Lender under this Section 5.1.9 to the Rating Agencies and any servicer and/or special servicer that may be retained in conjunction with the Loan, any Securitization or any Syndication. Borrower shall furnish to Lender written notice, within ten (10) Business Days after receipt by Borrower, of any Rents, Money or other items of Gross Revenue that Borrower is not required by this Agreement to deposit in the Clearing Account or is permitted to retain, the Deposit Account or the Security Deposit Accounts, together with such other documents and materials relating to such Rents, Money or other items of Gross Revenue as Lender requests in Lender's reasonable discretion.

                           (ii) Borrower shall furnish to Lender such other financial information with respect to Borrower as Lender may reasonably request (including, without limitation, in the case of a defeasance pursuant to Section 2.3.3, a review by a third party acceptable to Lender, of the calculations required to be made pursuant to Section 2.3.3).

                  (d)      Intentionally deleted.

                  5.1.10   ENVIRONMENTAL MATTERS.

                  (a) HAZARDOUS SUBSTANCES. So long as Borrower owns or is in possession of the Property, except as disclosed in the Environmental Reports, Borrower (i) shall keep the Property free from Hazardous Substances (except for nominal amounts of any such substances commonly incorporated in or used in the operation of properties similar to the Property, in either case in compliance with all Environmental Laws) and in compliance with all Environmental Laws, (ii) shall promptly notify Lender if Borrower shall become aware that (A) any Hazardous

Substance is on or near the Property, (B) the Property is in direct or indirect violation of any Environmental Laws or (C) any condition relating to Hazardous Substances on or near the Property shall pose a threat to the health, safety or welfare of humans, (iii) shall remove or cause the removal of such Hazardous Substances and/or cure such violations and/or remove such threats, as applicable, as required by law (or as shall be required by Lender in the case of removal which is not required by law, but in response to the opinion of an independent licensed hydrogeologist, licensed environmental engineer or other qualified environmental consultant engaged by Lender ("LENDER'S CONSULTANT")), promptly after Borrower becomes aware of same, at Borrower's sole expense and
(iv) shall comply with all of the recommendations contained in the Environmental Report delivered to Lender in connection with the origination of the Loan. Nothing herein shall prevent Borrower from recovering such expenses from any other party that may be liable for such removal or cure.

                  (b) ENVIRONMENTAL MONITORING. Borrower shall give prompt written notice to Lender of (i) any proceeding or inquiry by any party with respect to the presence of any Hazardous Substance on, under, from or about the Property, (ii) all claims made or threatened by any third party against Borrower or the Property relating to any loss or injury resulting from any Hazardous Substance, and (iii) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could reasonably be expected to cause the Property to be subject to any investigation or cleanup pursuant to any Environmental Law. Borrower shall permit Lender to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Property in connection with any Environmental Law or Hazardous Substance, and Borrower shall pay all reasonable attorneys' fees and disbursements incurred by Lender in connection therewith. Upon Lender's reasonable request, at any time and from time to time when Lender has reason to believe that Hazardous Substances are present on or under the Property in violation of Environmental Laws, Borrower shall provide an inspection or audit of the Property prepared by a licensed hydrogeologist, licensed environmental engineer or qualified environmental consulting firm reasonably approved by Lender indicating the presence or absence of Hazardous Substances on, in or near the Property. The cost and expense of such audit or inspection shall be paid by Borrower not more frequently than once every five (5) calendar years after the occurrence of a Securitization, unless Lender, in its good faith judgment, determines that reasonable cause exists for the performance of an environmental inspection or audit of the Property, in which case such inspections or audits shall be at Borrower's sole expense. If Borrower fails to provide any such inspection or audit within thirty (30) days after such request, Lender may order same, and Borrower hereby grants to Lender and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit may be added to the Debt and shall bear interest thereafter at the Default Rate until paid. If any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for any Hazardous Substance, Borrower shall cause such operations and maintenance plan to be prepared and implemented at its expense upon request of Lender. In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other work of any kind is reasonably necessary or required under an applicable

Environmental Law ("REMEDIAL WORK"), Borrower shall commence and thereafter diligently prosecute to completion all such Remedial Work within thirty (30) days after written demand by Lender for performance thereof (or such shorter period of time as may be required under applicable law). All Remedial Work shall be performed by contractors reasonably approved in advance by Lender, and under the supervision of a consulting engineer reasonably approved by Lender. All costs of such Remedial Work shall be paid by Borrower, including Lender's reasonable attorneys' fees and disbursements incurred in connection with the monitoring or review of such Remedial Work. Borrower will not install or permit to be installed on the Property any underground storage tank.

                  5.1.11 TITLE TO THE PROPERTY. Borrower will warrant and defend the title to the Property, and the validity and priority of the Lien of the Mortgage and the Subordinate Mortgage, subject only to Permitted Encumbrances, against the claims of all Persons except Lender.

                  5.1.12 ESTOPPEL STATEMENT. After request by either Borrower or Lender, the other party shall within fifteen (15) Business Days furnish the requesting party with a statement, subject to the exculpation provisions contained in Section 10.1 hereof, duly acknowledged and certified, setting forth
(i) the unpaid Principal, (ii) the Interest Rate, (iii) the date installments of interest and/or Principal were last paid, (iv) any offsets or defenses to the payment of the Debt, and (v) that the Loan Documents are valid, legal and
binding  obligations  and  have  not  been  modified  or  if  modified,   giving
particulars of such modification. After request by Lender (but no more frequently than twice in any year), Borrower shall furnish to Lender within ten
(10) days, a certificate,  subject to the  exculpation  provisions  contained in
Section 10.1 hereof, reaffirming all representations and warranties of Borrower set forth in the Loan Documents as of the date requested by Lender or, to the extent of any changes to any such representations and warranties, so stating such changes.

                  5.1.13 PRINCIPAL PLACE OF BUSINESS. Borrower shall not change its principal place of business without first giving Lender thirty (30) days prior notice.

                  5.1.14   PROPERTY MANAGEMENT.

                  (a) MANAGEMENT AGREEMENT. Borrower shall (i) cause the Property to be operated pursuant to the Management Agreement; (ii) promptly perform and observe all of the covenants required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any default under the Management Agreement of which it is aware; (iv) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditure plan, and property improvement plan and any other notice, report and estimate received by Borrower under the Management Agreement; and (v) promptly enforce the performance and observance of all of the material covenants required to be performed and observed by Manager under the Management Agreement.

                  (b) TERMINATION OF MANAGER. After the Conversion Date, Borrower shall achieve, and, within thirty (30) days after the end of each calendar month provide evidence to Lender of the achievement of (a) a Debt Service Coverage Ratio of not less than 1.10x and (b) Net Operating Income on a trailing twelve (12) month basis of not less than eighty-five percent (85%) of the Net Operating Income as of the Conversion Date. If either of the aforementioned is not maintained, Lender shall have the right to terminate the Management Agreement unless Borrower shall defease a portion of the unpaid Principal to a level such that the Debt Service Coverage Ratio on the undefeased portion of the unpaid Principal is restored to a level of not less than 1.20x. All calculations of Debt Service Coverage Ratio for purposes of this Section
5.1.14 shall be subject to verification by Lender. If Borrower fails to comply with this Sec tion 5.1.14, or if an Event of Default shall be continuing, Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a manager reasonably approved by Lender on terms and conditions reasonably satisfactory to Lender.

                  5.1.15 SPECIAL PURPOSE BANKRUPTCY REMOTE ENTITY. Borrower shall continue to be a Special Purpose Bankruptcy Remote Entity. A "SPECIAL PURPOSE BANKRUPTCY REMOTE ENTITY" means a corporation, limited partnership or limited liability company which at all times since its formation and at all times thereafter (i) was and will be organized solely for the purpose of (x) owning, operating, or managing the Property or (y) acting as the managing member of the limited liability company which owns, operates or manages the Property or
(z) acting as the general partner of a limited partnership which owns, operates, or manages the Property, (ii) has not and will not engage in any business unrelated to (x) the ownership, operation, or management of the Property or (y) acting as a member of a limited liability company which owns, operates, or manages the Property or (z) acting as a general partner of a limited partnership which owns, operates, or manages the Property, (iii) has not and will not have any assets other than (x) those related to the Property or (y) its member interest in the limited liability company which owns, operates, or manages the Property or (z) its general partnership interest in the limited partnership which owns, operates, or manages the Property as applicable, (iv) has not and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation or merger, and, except as otherwise expressly permitted by this Agreement, has not and will not engage in, seek or consent to any asset sale, transfer of partnership or membership or shareholder interests, or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable),
(v) if such entity is a limited partnership, has and will have as its only general partners, general partners which are and will be Special Purpose Bankruptcy Remote Entities which are corporations, (vi) if such entity is a corporation, at all relevant times, has and will have at least one Independent Director, (vii) the board of directors of such entity has not taken and will not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including without limitation all Independent Directors, shall have participated in such vote,
(viii) has not and will not fail to correct any known misunderstanding regarding the separate identity of such entity, (ix) if such entity is a limited liability company, has and will have at least one member that is and will be a Special Purpose Bankruptcy Remote Entity which is and will be a corporation, and such corporation is and will be the managing member of such limited liability company, (x) without the unanimous consent of all of the partners, directors (including without limitation all Independent Directors) or members, as applicable, has not and will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (a) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (b) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity's properties; (c) make any assignment for the benefit of such entity's creditors; or (d) take any action that might cause such entity to become insolvent, (xi) has maintained and will maintain its accounts, books and records separate from any other person or entity, (xii) has maintained and will maintain its books, records, resolutions and agreements as official records, (xiii) has not commingled and will not commingle its funds or assets with those of any other entity, (xiv) has held and will hold its assets in its own name, (xv) has conducted and will conduct its business in its name; (xvi) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other person or entity, (xvii) has paid and will pay its own liabilities out of its own funds and assets, (xviii) has observed and will observe all partnership, corporate or limited liability company formalities as applicable, (xix) has maintained and will maintain an arms-length relationship with its affiliates, (xx) (a) if such entity owns the Property has and will have no indebtedness other than the Debt, amounts owing under the Development Agreement, and the Management Agreement, and unsecured trade payables in the ordinary course of business relating to the ownership and operation of the Property which (1) do not exceed, at any time, a maximum amount of one percent (1%) of the Loan and (2) are paid within ninety (90) days of the date incurred, or (b) if such entity acts as the general partner of a limited partnership which owns the Property, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as general partner of the limited partnership which owns the Property which (1) do not exceed, at any time, $10,000 and (2) are paid within ninety
(90) days of the date incurred, or (c) if such entity acts as a member of a limited liability company which owns the Property has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as a member of the limited liability company which owns the Property which (1) do not exceed, at any time, $10,000 and (2) are paid within ninety (90) days of the date incurred, (xxi) has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity except for the Indebtedness and any Other Loan made pursuant to the Master Financing Facility Agreement, (xxii) has not acquired and will not acquire obligations or securities of its partners, members or shareholders, (xxiii) has allocated and will allocate fairly and reasonably shared expenses, including, shared office space and uses separate stationary, invoices and checks, (xxiv) except pursuant hereto, has not and will not pledge its assets for the benefit of any other person or entity, (xxv) has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity, (xxvi) has not made and will not make loans to any person or entity, (xxvii) has not and will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it, (xxviii) if such entity is a limited liability company, such entity shall dissolve only upon the bankruptcy of the managing member, and such entity's articles of organization, certificate of formation and/or operating agreement, as applicable, shall contain such provision, (xxix) has not entered and will not enter into or be a party to, any transaction with its partners, members, shareholders or its affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party, (xxx) has paid and will pay the salaries of its own employees from its own funds, (xxxi) has maintained and will maintain adequate capital in light of its contemplated business operations and (xxxii) if such entity is a limited liability company or limited partnership, and such entity has one or more managing members or general partners, as applicable, then such entity shall continue (and not dissolve) for so long as a solvent managing member or general partner, as applicable, exists and such entity's organizational documents shall contain such provision.

                  5.1.16 ASSUMPTIONS IN NON-CONSOLIDATION OPINION. Borrower and the Borrower Representative shall conduct their business so that the assumptions made in that certain substantive non-consolidation opinion letter dated as of the date hereof, delivered by Borrower's counsel in connection with the Loan, shall be true and correct in all respects.

                  5.1.17 EXPENSES. Borrower shall reimburse Lender upon receipt of notice for all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with the Loan subject to any limitations set forth herein, including (i) the preparation, negotiation, execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby and all the costs of furnishing all opinions by counsel for Borrower; (ii) Borrower's and Lender's ongoing performance under and compliance with the Loan Documents, including confirming compliance with environmental and insurance requirements, in excess of the Servicing Fee; (iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications of or under any Loan Document and any other documents or matters requested by Borrower or Manager; (iv) filing and recording of any Loan Documents; (v) title insurance, surveys, inspections and appraisals; (vi) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, the Loan Documents, the Property, or any other security given for the Loan; and (vii) enforcing any obligations of or collecting any payments due from Borrower under any Loan Document or with respect to the Property or in connection with any refinancing or restructuring of the Loan in the nature of a "work-out", or any insolvency or bankruptcy proceedings. Any costs and expenses due and payable to Lender hereunder which are not paid by Borrower within ten (10) days after demand may be paid from any amounts in the Deposit Account, with notice thereof to Borrower. Subject to the limitations contained in Section 10.1 herein, the obligations and liabilities of Borrower under this Section 5.1.17 shall survive the Term and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

                  5.1.18  INDEMNITY.  Borrower shall indemnify and hold harmless
Lender and its directors, officers, participants and employees (each, an "INDEMNIFIED PARTY") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for an Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against any Indemnified Party (collectively, the "INDEMNIFIED LIABILITIES") in any manner, relating to or arising out of or by reason of any of the following: (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, any Loan Document; (ii) the use or intended use of the proceeds of the Loan; (iii) any false or incorrect information provided by or on behalf of Borrower, or contained in any documentation approved by Borrower; (iv) ownership of the Mortgage, the Property or any interest therein, or receipt of any Rents;
(v) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vi) any use, nonuse or condition in, on or about the Property or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vii) the construction of the Required Improvements or the performance of any other labor or services or the furnishing of any materials or other property in respect of the Property; (viii) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance on, from or affecting the Property; (ix) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance; (x) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance; (xi) any violation of the Environmental Laws, which is based upon or in any way related to such Hazardous Substance, including, the costs and expenses of any Remedial Work, reasonable attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and reasonable litigation expenses; (xii) any failure of the Property to comply with any Legal Requirement; (xiii) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Property or any part thereof under any Legal Requirement, or any liability asserted against Lender with respect thereto; and (xiv) the claims of any lessee of any portion of the Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease; provided, however, that Borrower shall not have any obligation to any Indemnified Party hereunder to the extent that it is finally judicially determined that such Indemnified Liabilities (i) arise from the gross negligence, illegal acts, fraud or willful misconduct of such Indemnified Party, (ii) which are attributable to acts or events which occur after the total payment or Defeasance in full of the Debt (except to the extent fairly attributable to acts or events or Indemnified Liabilities occurring or accruing prior thereto and except as may be provided in any other Loan Document), (iii) solely by reason of the act of a transfer by Lender of all or any part of its interest in this Agreement, the Note or the other Loan Documents, whether pursuant to a Securitization or otherwise, other than any such transfer made while an Event of Default shall have occurred and be continuing or (iv) for any Indemnified Party's income and net revenue taxes. IT IS EXPRESSLY ACKNOWLEDGED AND AGREED BY

BORROWER AND MANAGER THAT THE INDEMNITY CONTAINED IN THIS SECTION PROTECTS LENDER AND DEED OF TRUST TRUSTEE FROM THE CONSEQUENCES OF LENDER AND SUCH TRUSTEE'S ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENT ACTS OR OMISSIONS OF LENDER AND/OR SUCH TRUSTEE, TO THE EXTENT PROVIDED BY LAW; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO RELIEVE LENDER OR SUCH TRUSTEE FROM LIABILITY DUE TO
ITS GROSS NEGLIGENCE. To the extent that the undertaking to indemnify and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by any Indemnified Party. Lender shall credit against any payments due under this Section 5.1.18 any Proceeds actually received, retained, and applied by Lender in respect of the related claim under or from the Policies. Any amounts payable to any Indemnified Party by reason of the application of this paragraph shall become immediately due and payable upon notice to Borrower and shall bear interest at the Default Rate from the date such notice is delivered to Borrower until paid. Subject to the limitations contained in Section 10.1 herein, the obligations and liabilities of Borrower under this Section 5.1.18 shall survive the Term and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

                  5.1.19 CONDUCT OF BUSINESS. Borrower shall operate the Property, or shall cause the operation of the Property to be conducted at all times, in a manner consistent with at least the level of operation of the Property as of the Loan Closing Date, including, the following:

                           (i) upon Substantial Completion, maintain or cause to be maintained the standard of operations at the Property at all times at a level necessary to insure a level of quality for the Property consistent with similar facilities in the same competitive market;

                           (ii) operate or cause to be operated the Property in a prudent manner in compliance in all material respects with applicable Legal Requirements and insurance requirements of any Policies relating thereto and cause all Licenses and permits, and any other agreements necessary for the continued use and operation of the Property to remain in effect; and

                           (iii) maintain or cause to be maintained sufficient Inventory and Equipment of types and quantities at the Property to enable Borrower to operate the Property.

                  5.1.20 ERISA. Borrower shall deliver to Lender as soon as possible, and in any event within ten (10) days after Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any ERISA Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of Borrower setting forth details respecting such event or condition and the action, if any, that Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Borrower or an ERISA Affiliate with respect to such event or condition):

                           (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to an ERISA Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
         Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any ERISA Plan;

                           (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any ERISA Plan or any action taken by Borrower or an ERISA Affiliate to terminate any ERISA Plan;

                           (iii) the  institution by PBGC of  proceedings  under
         Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan, or the receipt by Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                           (iv) the complete or partial withdrawal from a Multiemployer Plan by Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                           (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within thirty (30) days;

                           (vi) the adoption of an amendment to any ERISA Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such ERISA Plan is a part if Borrower or an

         ERISA Affiliate fails to timely provide security to the ERISA Plan in accordance with the provisions of said Sections; and

                           (vii) the imposition of a lien or a security interest on the assets of Borrower or any ERISA Affiliate in connection with an ERISA Plan.

                  5.1.21 TRADE INDEBTEDNESS. Borrower will pay its trade payables within ninety (90) days of the date incurred, unless Borrower is in good faith contesting Borrower's obligation to pay such trade payables in a manner reasonably satisfactory to Lender (which may include Lender's requirement that Borrower, as the case may be, post security with respect to the contested trade payable).

                  5.1.22   Intentionally deleted.

                  5.1.23 INSURANCE BENEFITS. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Proceeds lawfully or equitably payable to Lender in connection with the Property, and Lender shall be reimbursed for any reasonable expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements) and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting the Property or any part thereof out of such Proceeds.

                  5.1.24 ACCESS TO PROPERTY. Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at such reasonable times as may be requested by Lender upon two (2) Business Days prior written notice and subject to the rights of tenants under Leases; provided, such written notice shall not be required upon the occurrence and continuation of a Default or Event of Default.

                  5.1.25 INSURANCE. Borrower shall provide and maintain at all times insurance in such forms and covering such risks and hazards and in such amounts and with such companies as may be required by Lender in accordance with
Section 7.1 of this Agreement.

                  5.1.26   USE SPECIFIC COVENANTS.  Borrower shall:

     (1) operate the Property or cause the Property to be operated in material compliance with the Legal Requirements and other requirements referred to herein;

     (2) operate the Borrower's Property or cause the Property to be operated in a manner such that the Licenses shall remain in full force and effect and such that any new or additional License that may, at any time or from time to time, be required pursuant to any Legal Requirements are timely obtained and maintained in full force and effect;

                            (3) Intentionally deleted; and

     (4) cooperate with all governmental agencies, such cooperation shall include, but not be limited to, timely and completely responding to all requests for records, as well as developing and implementing an appropriate and acceptable plan to correct any deficiency in the operation of the Property.

                  5.2 MANAGER'S COVENANTS. Until the end of the Term or the Defeasance of the entire unpaid Principal, Manager hereby covenants and agrees with Lender that:

                  5.2.1 EXISTENCE. Manager shall (i) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, and franchises, (ii) continue to engage in the business presently conducted by it, (iii) obtain and maintain all Licenses, and (iv) qualify to do business and remain in good standing under the laws of each jurisdiction, in each case as and to the extent required for the ownership, development, maintenance, management and operation of the Property. Manager shall notify Lender promptly of any written notice or order that Manager receives from any Governmental Authority relating to Manager's failure to comply with any applicable Legal Requirements relating to the Property and promptly take any and all actions necessary to bring itself and its operations at the Property into compliance in all material respects with such applicable Legal Requirements (and shall comply in all material respects with the requirements of such Legal Requirements that at any time are applicable to its operations at the Property). Manager shall have the right to contest same provided it complies with the Contest Procedures.

                  5.2.2 TAXES AND OTHER CHARGES. Manager shall pay, or cause to be paid, all Taxes and Other Charges as the same become due and payable, and deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid no later than thirty (30) days before they would be delinquent if not paid (provided, however, that Manager need not furnish such receipts for payment of Taxes paid by Lender pursuant to Section 3.2). Manager shall not suffer and shall promptly cause to be paid and discharged any Lien against the Property, and shall promptly pay for, or cause to be paid, all utility services provided to the Property. After prior notice to Lender, Manager, at its own or Borrower's expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application of any Taxes or Other Charges, provided that (i) no Default or Event of Default has occurred and remains uncured, (ii) such proceeding shall suspend the collection of the Taxes or Other Charges, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Manager is subject and shall not constitute a default thereunder, (iv) no part of or interest in the Property will be in danger of being sold, forfeited, terminated, canceled or lost, if the Manager pays the amount or satisfies the condition being contested, and the Manager would have the opportunity to do so, in the event of the Manager's failure to prevail in the contest, (v) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Manager and/or Borrower has not furnished additional security as provided in clause (vi) below, or to any risk of criminal liability, and neither the Property nor any interest therein would be subject to the imposition of any lien for which the Manager and/or Borrower has not furnished additional security as provided in clause (vi) below, as a result of the failure to comply with such law or of such proceeding, (vi) Manager and/or Borrower shall have furnished such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon, but in no amount less than one hundred and twenty-five percent (125%) of the amount of such claims, and (vii) Manager shall promptly upon final determination thereof pay the amount of Taxes or Other Charges determined to be due and payable, together with all costs, interest and penalties. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established.

                  5.2.3 REPAIRS; MAINTENANCE AND COMPLIANCE. Manager shall cause the Property to be maintained in a good and safe condition and repair and shall not remove, demolish or materially alter the Improvements or Equipment (except for the construction of the Required Improvements in accordance with the BLA and normal replacement of the Equipment or restoration pursuant to Section 7.2 herein). Manager shall promptly comply with all Legal Requirements and commence and diligently continue to cure properly any violation of a Legal Requirement, which materially and adversely affects the financial condition of the Property or the ability of Borrower to conduct its business, within thirty (30) days after Manager receives notice of such violation, provided that Manager shall have the right to contest same if it complies with the Contest Procedures. Manager shall, in a good and workmanlike manner using materials of a quality at least equal to that originally installed at the Property, promptly repair, replace or rebuild any part of the Property that becomes damaged (subject to Section 7.2 herein), worn or dilapidated and shall complete and pay for any Improvements at any time in the process of construction or repair. Manager may perform alterations without obtaining Lender's consent for alterations which (i) are required under the BLA, (ii) do not alter the footprint of the Property,
(iii) do not change the number of units, (iv) are contemplated in the Annual Budget approved by Lender, or (v) which do not otherwise constitute material renovations.

                  5.2.4 LITIGATION. Manager shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against Manager which might reasonably likely materially adversely affect Manager's condition (financial or otherwise) or business or the Property.

                  5.2.5 PERFORMANCE OF OTHER AGREEMENTS. Manager shall observe and perform each and every term, provision, covenant and condition to be observed or performed by it pursuant to the terms of any material agreement or recorded instrument affecting or pertaining to the Property.

                  5.2.6 NOTICE OF DEFAULT. Manager shall promptly advise Lender of any material adverse change in Manager's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Manager has knowledge.

                  5.2.7 COOPERATE IN LEGAL PROCEEDINGS. Manager shall cooperate fully with Lender with respect to, and permit Lender, at its option, to participate in, any proceedings before any Governmental Authority which may in any way affect the rights of Lender under any Loan Document and, in connection therewith, not prohibit Lender, at its election, from participating in any such proceedings.

                  5.2.8 FURTHER ASSURANCES. Manager shall, at Manager's sole cost and expense (except in connection with the transfer of the Loan or the interest therein by Lender pursuant to a Securitization, the cost of which shall be provided for as set forth in Section 9 herein or a Syndication pursuant to the BLA), (i) furnish to Lender, provided Lender reasonably determines that the Property or any of its other collateral will be materially adversely affected, all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement, and instrument reasonably requested by Lender pursuant to the terms of the Loan Documents; (ii) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the Debt, as Lender may reasonably require pursuant to the terms of the Loan Documents; (iii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of the Loan Documents, as Lender shall reasonably require from time to time, (iv) after the occurrence and during the continuance of an Event of Default, furnish reports of UCC, federal tax lien, state tax lien, judgment and pending litigation searches with respect to Manager as Lender shall reasonably require and (v) after the occurrence and during the continuance of an Event of Default, furnish searches of title to the Property, designated by Lender in each of the locations reasonably designated by Lender.

                  5.2.9    FINANCIAL REPORTING.

                  (a) BOOKKEEPING. Manager shall keep and maintain or shall cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP, books, records and accounts reflecting in reasonable detail all of the financial affairs of Manager and all items of income and expense in connection with the operation of the Property and in connection with any services, equipment, materials, or furnishings provided in connection with the development or operation of the Property whether such income or expense is realized by Borrower or Manager. Lender, at Lender's cost and expense, shall have the right from time to time and at all times during normal business hours upon reasonable prior written notice to Manager to examine such books, records and accounts at the office of Manager and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default with respect to the Property, Manager shall pay, within ten (10) calendar days of written demand therefore, any costs and expenses incurred by Lender during the continuance of such Event of Default to examine any and all of the Manager's books, records and accounts as Lender shall determine in Lender's reasonable discretion to be necessary or appropriate in the protection of Lender's interest.

                  (b) ANNUAL REPORTS. (i) From and after the Substantial Completion Date, Manager shall furnish to Lender annually within ninety (90) days following the end of each Fiscal Year, true, complete and correct copies of Manager's financial statements audited by a "big six" accounting firm or other independent certified public accounting firm acceptable to Lender in Lender's reasonable discretion which shall (a) be in form and substance acceptable to Lender in Lender's reasonable discretion, (b) be prepared in accordance with GAAP, (c) include, without limitation, a statement of operations (profit and loss), a statement of cash flows, a calculation of Net Operating Income, a consolidated balance sheet, if applicable, an aged accounts receivable report and such other information or reports as shall be reasonably requested by Lender or any applicable Rating Agency, (d) be accompanied by an Officer's Certificate from a senior executive of Manager certifying as of the date thereof (x) that such statement is true, correct, complete and accurate and fairly reflects the results of operations and financial condition of Manager for the relevant period, and (y) notice of whether to the knowledge of Manager, there exists an Event of Default, and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same and
(e) be accompanied by an opinion from an Independent certified public accountant acceptable to Lender in Lender's reasonable discretion.

                           (ii) From and after the Substantial Completion Date, Manager shall furnish to Lender annually within forty (40) days following the end of each Fiscal Year, true, complete and correct copies of Manager's unaudited financial statements which shall (a) be in form and substance acceptable to Lender in Lender's reasonable discretion, (b) be prepared in accordance with GAAP, (c) include, without limitation, a statement of operations (profit and loss), a statement of cash flows, a calculation of Net Operating Income, a consolidated balance sheet, if applicable, an aged accounts receivable report and such other information or reports as shall be reasonably requested by Lender or any applicable Rating Agency and (d) be accompanied by an Officer's Certificate from a senior executive of Manager certifying, to the best of Manager's knowledge, as of the date thereof (x) that such statement is true, correct, complete and accurate and fairly reflects the results of operations and financial condition of Manager for the relevant period, and (y) notice of whether to the knowledge of Manager, there exists an Event of Default, and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

                  (c) MONTHLY REPORTS. (i) From and after the Substantial Completion Date, Manager shall furnish to Lender within thirty (30) days following the end of each calendar month, true, correct and complete monthly unaudited financial statements for Manager which shall (a) be in form and substance acceptable to Lender in Lender's reasonable discretion, (b) be prepared in accordance with GAAP, (c) include, without limitation, a statement of operations (profit and loss), a statement of cash flows, a calculation of Net Operating Income, a consolidated balance sheet, if applicable, an aged accounts receivable report and such other information or reports as shall be reasonably requested by Lender or any applicable Rating Agency and (d) be accompanied by an Officer's
Certificate from a senior executive of Manager certifying, to the best of Manager's knowledge, as of the date thereof (x) that such statement is true, correct, complete and accurate and fairly reflects the results of operations and financial condition of Manager for the relevant period, and (y) notice of whether, to the knowledge of Manager, there exists an Event of Default, and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

                           (ii) From and after the Substantial Completion Date, Manager shall furnish to Lender, within thirty (30) days following the end of each calendar month, a true, complete and correct rent roll and occupancy report and such other occupancy statistics as Lender shall request in Lender's reasonable discretion. Each such document shall (a) be in form and substance acceptable to Lender in Lender's reasonable discretion, and (b) be accompanied by an Officer's Certificate from a senior executive of Manager certifying, to the best of Manager's knowledge, as of the date thereof (x) that such statement is true, correct, complete and accurate and (y) notice of whether, to the knowledge of Manager, there exists an Event of Default, and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy same.

                  (d) OTHER REPORTS. (i) Manager shall furnish to Lender, within fifteen (15) Business Days after request, such further information with respect to the operation of the Property and the financial affairs of Manager as may be reasonably requested by Lender, including without limitation all business plans prepared for Manager.

                           (ii) Manager shall furnish to Lender,  within fifteen
         (15) Business Days after request, such further information regarding any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA as may be reasonably requested by Lender.

                           (iii) Manager shall, concurrently with Manager's delivery to Lender, provide a copy of the items required to be delivered to Lender under this Section 5.2.9 to the Rating Agencies and any servicer and/or special servicer that may be retained in conjunction with the Loan or any Securitization. Manager shall furnish to Lender written notice, within two (2) Business Days after receipt by Manager, of any Rents, Money or other items of Gross Revenue that Manager is not required by this Agreement to deposit in the Clearing Account, Deposit Account or the Security Deposit Accounts, together with such other documents and materials relating to such Rents, Money or other items of Gross Revenue as Lender requests in Lender's reasonable discretion.

                           (iv) From and after the Substantial Completion Date, Manager shall provide Lender with updated information (satisfactory to Lender in Lender's reasonable discretion) concerning the Basic Carrying Costs for the next succeeding Fiscal Year prior to the termination of each Fiscal Year.

                           (v) Manager shall furnish to Lender such other financial information with respect to Manager as Lender may reasonably request (including, without limitation, in the case of a defeasance pursuant to Section 2.3.3, a review by a third party acceptable to Lender, of the calculations required to be made pursuant to Section 2.3.3).

                           (vi) Manager shall furnish or shall cause to be furnished to Lender, within fifteen (15) days of the receipt by Borrower and/or Manager any and all notices (regardless of form) from any licensing and/or certifying agency that any License relating to the Property or Manager is being downgraded to a substandard category, revoked, or suspended, or that action is pending or being considered to downgrade to a substandard category, revoke, or suspend any License or certification;

                           (vii)    Intentionally deleted; and

                           (viii) Manager shall furnish to Lender, within fifteen (15) Business Days of receipt, a copy of any licensing agency survey or report and any statement of deficiencies, and within the time period required by the particular agency for furnishing a plan of correction also shall furnish or cause to be furnished to Lender a copy of the plan of correction generated from such survey or report for the Property, and correct or cause to be corrected any deficiency, the curing of which is a condition of continued licensure by the date required for cure by such agency (plus extensions granted by such agency).

                  (e) ANNUAL BUDGET.  Manager shall prepare and submit to Lender
(i) by November 15 of each year during the Term in which the succeeding Fiscal Year is expected to include a Cash Management Period (except for the Initial Budget) and (ii) within thirty (30) days after the commencement of any new Cash Management Period after the Conversion Date, a proposed pro forma budget for the Property (the "ANNUAL BUDGET") for the succeeding (in the case of the foregoing clause (i)) or then current (in the case of the foregoing clause (ii)) Fiscal Year. The parties hereto acknowledge that Manager has submitted an initial Budget (the "INITIAL BUDGET") covering the thirty-eight (38) month period commencing with the Loan Closing Date. If either (a) the expenses increase on an annualized basis by more than ten percent (10%) from the projected expenses in the Initial Budget or (b) the income decreases on an annualized basis by more than ten percent (10%) from the projected income in the Initial Budget, then Manager shall be required to promptly submit a new Budget to Lender, which must be satisfactory to Lender in its sole but reasonable discretion. Promptly after the preparation of any proposed revisions to an Annual Budget, Manager shall submit them to Lender. Each such Annual

Budget, and any revisions thereto, shall be subject to Lender's approval, which will not be unreasonably withheld or delayed. Lender's failure to approve or disapprove any Annual Budget within thirty (30) days after Lender's receipt thereof shall be deemed to constitute Lender's approval thereof. The Annual Budget shall consist of (A) an operating expense budget (the "OPERATING BUDGET") showing, on a month-by-month basis, in reasonable detail, each line item of the Manager's anticipated Operating Income and Operating Expenses (on a cash and accrual basis), including amounts required to establish, maintain and/or increase reserves (including a working capital reserve), and (B) a Capital Expense budget (the "CAPITAL BUDGET") showing, on a month-by-month basis, in reasonable detail, each line item of anticipated Capital Expenses. The approved Annual Budget for the period commencing on the date hereof and ending on the Conversion Date is the Initial Budget, which has been submitted to and approved by Lender.

                  (f) BREACH. If either Borrower or Manager fails to provide to Lender or its designee those statements, books, records, accounts or other items required in Sections 5.1.9(b), 5.1.9(c), 5.2.9(b), and 5.2.9(c) of this Agreement (the "REQUIRED RECORDS") within thirty (30) days after the date upon which such Required Record is due, Manager shall pay to Lender, at Lender's option and in its discretion, an amount equal to $10,000 for each Required Record that is not delivered; provided Lender has given Manager at least fifteen
(15) days prior notice of such failure.

                  5.2.10   ENVIRONMENTAL MATTERS.

                  (a) HAZARDOUS SUBSTANCES. So long as Manager operates, manages or is in possession of the Property, except as disclosed in the Environmental Reports, Manager (i) shall keep the Property free from Hazardous Substances (except for nominal amounts of any such substances commonly incorporated in or used in the operation of properties similar to the Property, in either case in compliance with all Environmental Laws) and in compliance with all Environmental Laws, (ii) shall promptly notify Lender if Manager shall become aware that (A) any Hazardous Substance is on or near the Property, (B) the Property is in direct or indirect violation of any Environmental Laws or (C) any condition relating to Hazardous Substances on or near the Property shall pose a threat to the health, safety or welfare of humans, (iii) shall remove such Hazardous Substances and/or cure such violations and/or remove such threats, as applicable, as required by law (or as shall be required by Lender in the case of removal which is not required by law, but in response to the opinion of Lender's Consultant, promptly after Manager becomes aware of same, at Manager's sole expense and (iv) shall comply with all of the recommendations contained in the Environmental Report delivered to Lender in connection with the origination of the Loan. Nothing herein shall prevent Manager from recovering such expenses from any other party that may be liable for such removal or cure.

                  (b) ENVIRONMENTAL MONITORING. Manager shall give prompt written notice to Lender of (i) any proceeding or inquiry by any party with respect to the presence of any Hazardous Substance on, under, from or about the Property, (ii) all claims made or threatened by any third party against Manager, Borrower, or the Property relating to any loss or injury resulting from any Hazardous Substance, and (iii) Manager's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could reasonably be expected to cause the Property to be subject to any investigation or cleanup pursuant to any Environmental Law. Manager shall permit Lender to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Property in connection with any Environmental Law or Hazardous Substance, and Manager shall pay all reasonable attorneys' fees and disbursements incurred by Lender in connection therewith. Upon Lender's reasonable request, at any time and from time to time when Lender has reason to believe that Hazardous Substances are present on or under the Property in violation of Environmental Laws, Manager shall provide an inspection or audit of the Property prepared by a licensed hydrogeologist, licensed environmental engineer or qualified environmental consulting firm reasonably approved by Lender indicating the presence or absence of Hazardous
Substances on, in or near the Property. The cost and expense of such audit or inspection shall be paid by Manager not more frequently than once every five (5) calendar years after the occurrence of a Securitization, unless Lender, in its good faith judgment, determines that reasonable cause exists for the performance of an environmental inspection or audit of the Property, in which case such inspections or audits shall be at Manager's sole expense. If Manager fails to provide any such inspection or audit within thirty (30) days after such request, Lender may order same, and Manager hereby grants to Lender and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit may be added to the Debt and shall bear interest thereafter at the Default Rate until paid. If any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for any Hazardous Substance, Manager shall cause such operations and maintenance plan to be prepared and implemented at its expense upon request of Lender. In the event that any Remedial Work is required under an applicable Environmental Law, Manager shall commence and thereafter diligently prosecute to completion all such Remedial Work within thirty (30) days after written demand by Lender for performance thereof (or such shorter period of time as may be required under applicable law). All Remedial Work shall be performed by contractors reasonably approved in advance by Lender, and under the supervision of a consulting engineer reasonably approved by Lender. All costs of such Remedial Work shall be paid by Manager, including Lender's reasonable attorneys' fees and disbursements incurred in connection with the monitoring or review of such Remedial Work. Manager will not install or permit to be installed on the Property any underground storage tank.

                  5.2.11 TITLE TO THE PROPERTY. If and to the extent necessary to preserve Lender's interest therein, Manager will warrant and defend the title to the Property, and the validity and priority of the Lien of the Mortgage and the Subordinate Mortgage, subject only to Permitted Encumbrances, against the claims of all Persons except Lender.

                  5.2.12 ESTOPPEL STATEMENT. After request by either Manager or Lender, the other party shall within fifteen (15) Business Days furnish the requesting party with a statement, subject to the exculpation provisions contained in Section 10.1 hereof, duly acknowledged and certified, setting forth
(i) the unpaid Principal, (ii) the Interest Rate, (iii) the date installments of interest and/or Principal were last paid, (iv) any offsets or defenses to the payment of the Debt, and (v) that the Loan Documents are valid, legal and
binding  obligations  and  have  not  been  modified  or  if  modified,   giving
particulars of such modification. After request by Lender (but no more frequently than twice in any year), Manager shall furnish to Lender (x) within ten (10) days, a certificate, subject to the exculpation provisions contained in
Section 10.1 hereof, reaffirming all representations and warranties of Manager set forth in the Loan Documents as of the date requested by Lender or, to the extent of any changes to any such representations and warranties, so stating such changes, and (y) within thirty (30) days, tenant estoppel certificates from each tenant at the Property in form and substance reasonably satisfactory to Lender.

                  5.2.13 PRINCIPAL PLACE OF BUSINESS. Manager shall not change its principal place of business without first giving Lender thirty (30) days prior notice.

                  5.2.14   PROPERTY MANAGEMENT.

                  (a) MANAGEMENT AGREEMENT. Manager shall (i) cause the Property to be operated pursuant to the Management Agreement; (ii) promptly perform and observe all of the covenants required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any default under the Management Agreement of which it is aware; (iv) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditure plan, and property improvement plan and any other notice, report and estimate received by Manager under the Management Agreement; and (v) promptly enforce the performance and observance of all of the material covenants required to be performed and observed by Borrower under the Management Agreement.

                  (b) TERMINATION OF MANAGER. After the Conversion Date, Borrower shall achieve, and, within thirty (30) days after the end of each calendar month provide evidence to Lender of the achievement of, a Debt Service Coverage Ratio of not less than 1.10X and (b) Net Operating Income on a trailing twelve (12) month basis of not less than eighty-five percent (85%) of the Net Operating Income as of the Conversion Date. If either of the aforementioned is not maintained, Lender shall have the right to terminate the Management Agreement unless Borrower shall defease a portion of the unpaid Principal to a level such that the Debt Service Coverage Ratio on the undefeased portion of the unpaid Principal is restored to a level of not less than 1.20x. All calculations of Debt Service Coverage Ratio for purposes of this Section 5.2.14 shall be subject to verification by Lender. If Borrower fails to comply with this Sec tion 5.2.14, or if an Event of Default shall be continuing, Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a manager reasonably approved by Lender on terms and conditions reasonably satisfactory to Lender.

     5.2.15 SPECIAL PURPOSE BANKRUPTCY REMOTE ENTITY. Commencing on the Conversion Date and continuing for so long as the Loan is outstanding, Manager shall become and continue to be a Special Purpose Bankruptcy Remote Entity (as such term is defined in Section 5.1.15 herein) with such modification appropriate for Manager, if any.

                  5.2.16 ASSUMPTIONS IN NON-CONSOLIDATION OPINION. Commencing on the Conversion Date, Manager and the Manager Representative shall conduct their business so that the assumptions made in that certain substantive non-consolidation opinion letter delivered on the Conversion Date by Manager's counsel in connection with the Loan, shall be true and correct in all respects.

                  5.2.17 EXPENSES. Manager shall reimburse Lender upon receipt of notice for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with the Loan subject to any limitations set forth herein, including (i) the preparation, negotiation, execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby and all the costs of furnishing all opinions by counsel for Manager; (ii) Manager's and Lender's ongoing performance under and compliance with the Loan Documents, including confirming compliance with environmental and insurance requirements, in excess of the Servicing Fee; (iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications of or under any Loan Document and any other documents or matters requested by Borrower or Manager;
(iv) filing and recording of any Loan Documents; (v) title insurance, surveys, inspections and appraisals; (vi) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Manager, the Loan Documents, the Property, or any other security given for the Loan; and (vii) enforcing any obligations of or collecting any payments due from Manager under any Loan Document or with respect to the Property or in connection with any refinancing or restructuring of the Loan in the nature of a "work-out", or any insolvency or bankruptcy proceedings. Any costs and expenses due and payable to Lender hereunder which are not paid by Manager within ten (10) days after demand may be paid from any amounts in the Deposit Account, with notice thereof to Manager. Subject to the limitations contained in Section 10.1 herein, the obligations and liabilities of Manager under this Sec tion 5.2.17 shall survive the Term and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

                  5.2.18  INDEMNITY.  Manager shall  indemnify and hold harmless each Indemnified Party from and against any and all Indemnified Liabilities in any manner, relating to or arising out of or by reason of any of the following:
(i) any breach by Manager of its obligations under, or any material misrepresentation by Manager contained in, any Loan Document; (ii) the use or intended use of the proceeds of the Loan; (iii) any false or incorrect information provided by or on behalf of Manager, or contained in any documentation approved by Manager; (iv) ownership of the Mortgage, the Property or any interest therein, or receipt of any Rents; (v) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vi) any use, nonuse or condition in, on or about the Property or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vii) the construction of the Required Improvements or the performance of any other labor or services or the furnishing of any materials or other property in respect of the Property; (viii) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance on, from or affecting the Property; (ix) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance;
(x) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance; (xi) any violation of the Environmental Laws, which is based upon or in any way related to such Hazardous Substance, including, the costs and expenses of any Remedial Work, reasonable attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and reasonable litigation expenses; (xii) any failure of the Property to comply with any Legal Requirement; (xiii) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Property or any part thereof under any Legal Requirement, or any liability asserted against Lender with respect thereto; and (xiv) the claims of any lessee of any portion of the Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease; provided, however, that Manager shall not have any obligation to any Indemnified Party hereunder to the extent that it is finally judicially determined that such Indemnified Liabilities (i) arise from the gross negligence, illegal acts, fraud or willful misconduct of such Indemnified Party,
(ii) which are attributable to acts or events which occur after the total payment or Defeasance in full of the Debt (except to the extent fairly attributable to acts or events or Indemnified Liabilities occurring or accruing prior thereto and except as may be provided in any other Loan Document), (iii) solely by reason of the act of a transfer by Lender of all or any part of its interest in this Agreement, the Note or the other Loan Documents, whether pursuant to a Securitization or otherwise, other than any such transfer made while an Event of Default shall have occurred and be continuing or (iv) for any Indemnified Party's income and net revenue taxes. IT IS EXPRESSLY ACKNOWLEDGED AND AGREED BY BORROWER AND MANAGER THAT THE INDEMNITY CONTAINED IN THIS SECTION PROTECTS LENDER AND DEED OF TRUST TRUSTEE FROM THE CONSEQUENCES OF LENDER AND SUCH TRUSTEE'S ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENT ACTS OR OMISSIONS OF LENDER AND/OR SUCH TRUSTEE, TO THE EXTENT PROVIDED BY LAW; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO RELIEVE LENDER OR SUCH TRUSTEE FROM LIABILITY DUE TO ITS GROSS NEGLIGENCE. To the extent that the undertaking to indemnify and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Manager shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by any Indemnified Party. Lender shall credit against any payments due under this Section 5.2.18 any Proceeds actually received, retained, and applied by Lender in respect of the related claim under or from the Policies. Any amounts payable to any Indemnified Party by reason of the application of this paragraph shall become immediately due and payable upon notice to Manager and shall bear interest at the Default Rate from the date such notice is delivered to Manager until paid. Subject to the limitations contained in Section 10.1 herein, the obligations and liabilities of Manager under this Section 5.2.18 shall survive the Term and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

                  5.2.19 CONDUCT OF BUSINESS. Manager shall operate the Property, or shall cause the operation of the Property to be conducted at all times, in a manner consistent with at least the level of operation of the Property as of the Loan Closing Date, including, the following:

                           (i) upon Substantial Completion, maintain or cause to be maintained the standard of operations at the Property at all times at a level necessary to insure a level of quality for the Property consistent with similar facilities in the same competitive market;

                           (ii) operate or cause to be operated the Property in a prudent manner in compliance in all material respects with applicable Legal Requirements and insurance requirements of any Policies relating thereto and cause all Licenses and permits, and any other agreements necessary for the continued use and operation of the Property to remain in effect; and

                           (iii) maintain or cause to be maintained sufficient Inventory and Equipment of types and quantities at the Property to enable Borrower to operate the Property.

                  5.2.20 ERISA. Manager shall deliver to Lender as soon as possible, and in any event within ten (10) days after Manager knows or has reason to believe that any of the events or conditions specified below with respect to any ERISA Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of Manager setting forth details respecting such event or condition and the action, if any, that Manager or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Manager or an ERISA Affiliate with respect to such event or condition):

                           (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to an ERISA Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
         Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with
         Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any ERISA Plan;

                           (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any ERISA Plan or any action taken by Manager or an ERISA Affiliate to terminate any ERISA Plan;

                           (iii) the  institution by PBGC of  proceedings  under
         Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan, or the receipt by Manager or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                           (iv) the complete or partial withdrawal from a Multiemployer Plan by Manager or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Manager or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                           (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Manager or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within thirty (30) days;

                           (vi) the adoption of an amendment to any ERISA Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such ERISA Plan is a part if Manager or an ERISA Affiliate fails to timely provide security to the ERISA Plan in accordance with the provisions of said Sections; and

                           (vii) the imposition of a lien or a security interest on the assets of Manager or any ERISA Affiliate in connection with an ERISA Plan.

                  5.2.21 TRADE INDEBTEDNESS. Manager will pay its trade payables within ninety (90) days of the date incurred, unless Manager is in good faith contesting Manager's obligation to pay such trade payables in a manner reasonably satisfactory to Lender (which may include Lender's requirement that Manager, as the case may be, post security with respect to the contested trade payable).

                  5.2.22 CAPITAL IMPROVEMENTS AND ENVIRONMENTAL REMEDIATION. Manager shall, within twelve (12) months of the Conversion Date, perform the repairs and environmental remediation to the Property itemized on Exhibit C hereto.

                  5.2.23 INSURANCE BENEFITS. Manager shall cooperate with Lender in obtaining for Lender the benefits of any Proceeds lawfully or equitably payable to Lender in connection with the Property, and Lender shall be reimbursed for any reasonable expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements) and the payment by Manager of the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting the Property or any part thereof out of such Proceeds.

                  5.2.24 ACCESS TO PROPERTY. Manager shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at such reasonable times as may be requested by Lender upon two (2) Business Days prior written notice and subject to the rights of tenants under Leases; provided, such written notice shall not be required upon the occurrence and continuation of a Default or Event of Default.

                  5.2.25 INSURANCE. Manager shall provide and maintain at all times insurance in such forms and covering such risks and hazards and in such amounts and with such companies as may be required by Lender in accordance with
Section 7.1 of this Agreement.

                  5.2.26   USE SPECIFIC COVENANTS.  Manager shall:

     (1) operate the Property or cause the Property to be operated in material compliance with the Legal Requirements and other requirements referred to herein;

     (2) operate the Property or cause the Property to be operated in a manner such that the Licenses shall remain in full force and effect and such that any new or additional License that may, at any time or from time to time, be required pursuant to any Legal Requirements are timely obtained and maintained in full force and effect;

     (3) Intentionally deleted; and

     (4) cooperate with all governmental agencies, such cooperation shall include, but not be limited to, timely and completely responding to all requests for records, as well as developing and implementing an appropriate and acceptable plan to correct any deficiency in the operation of the Property.

VI.      NEGATIVE COVENANTS

                  6.1 BORROWER'S COVENANTS. Until the end of the Term or the Defeasance of the entire unpaid Principal, Borrower covenants and agrees with Lender that it will not, without Lender's prior written consent, directly or indirectly:

                  6.1.1 MANAGEMENT AGREEMENT. Without Lender's prior written consent: (i) surrender, terminate or cancel the Management Agreement or otherwise replace the Manager or enter into any other management agreement (except pursuant to Sections 5.1.14 and 5.2.14); (ii) except for Permitted Transfers, suffer or permit the ownership, management or control of the Manager to be transferred to a Person other than an Affiliate of Guarantor; (iii) reduce or consent to the reduction of the term of the Management Agreement; (iv) increase or consent to the increase of the amount of any charges under the Management Agreement; or (v) otherwise modify, change, supplement, alter or amend in any material respect, or waive or release any of its material rights and remedies under, the Management Agreement; or (vi) suffer or permit the occurrence and continuance of a default beyond any applicable cure period under the Management Agreement (or any successor management agreement) if such default permits the Manager to terminate the Management Agreement (or such successor management agreement);

                  6.1.2 LIENS. Without Lender's prior consent, create, incur, assume, permit or suffer to exist any mechanic's, materialmen's or other Lien on any portion of the Property or legal or beneficial ownership interest in Borrower, except Permitted Encumbrances, unless such Lien is bonded, insured or discharged within thirty (30) days after Borrower first receives notice of such Lien;

                  6.1.3 DISSOLUTION. Dissolve, terminate, liquidate, merge with or consolidate into another Person;

                  6.1.4 CHANGE IN BUSINESS. Enter into any line of business other than the ownership, development and operation of the Property, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business;

                  6.1.5 DEBT CANCELLATION. Cancel or otherwise forgive or release any material claim or debt owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business in its reasonable judgment;

     6.1.6 ASSETS. Purchase or own any property other than the Property;

     6.1.7 TRANSFERS. Make, suffer or permit the occurence of any Transfer other than a Permitted Transfer;

                  6.1.8 DEBT. Create, incur or assume any indebtedness other than the Debt and unsecured trade debt incurred in the ordinary course of business and not past due as permitted pursuant to Sections 4.1.33 and 5.1.21;

                  6.1.9 ASSIGNMENT OF RIGHTS. Without Lender's prior consent, attempt to assign Borrower's rights or interest under any Loan Document in contravention of any Loan Document; or

                  6.1.10 OPERATION OF THE PROPERTY. Cease to operate the Property or allow the Property to cease to be operated as its Permitted Use or terminate such business for any reason whatsoever (other than temporary cessation in connection with renovations to the Property).

                  6.1.11 USE SPECIFIC NEGATIVE COVENANTS. Without Lender's prior written consent, Borrower shall not and shall not allow the Manager who manages the Property to:

     (i) transfer any License to any location other than the Property for which such License was originally issued nor pledge any License as collateral security for any other loan or indebtedness;

                           (ii)  rescind,   withdraw,   revoke,  amend,  modify,
supplement, or
otherwise alter the nature, tenor or scope of any License for the Property which rescission, withdrawal, revocation, amendment, modification, supplement or other alteration would have a material adverse effect on the Property;

                           (iii)  amend  or  otherwise   change  the  Property's
authorized unit capacity
and/or the number of units approved by the DOH which amendment or other change would have a material adverse effect on the Property;

                           (iv) Intentionally deleted.

                           (v)  Intentionally deleted;

                           (vi) pledge any  receivables  as collateral  security
for any other loan or
indebtedness;

     (vii) enter into any resident agreements with residents or with any other persons which deviate in any material respect from the Approved Residency Agreement used at the Property;

                           (viii) Intentionally deleted;

                           (ix)  fail  to  satisfy  all  material   requirements
established by law,
regulation or administrative instruction for the operation of the Property; or

                           (x) fail to operate the  Property in a manner that is
consistent with all
relevant standards of care and service in the community for similar projects.

                  6.2 MANAGER'S COVENANTS. Until the end of the Term or the Defeasance of the entire unpaid Principal, Manager covenants and agrees with Lender that it will not, without Lender's prior written consent, directly or indirectly:

                  6.2.1 MANAGEMENT AGREEMENT. Without Lender's prior written consent: (i) surrender, terminate or cancel the Management Agreement or otherwise enter into any other management agreement (except pursuant to Sections
5.1.14 and 5.2.14); (ii) except for Permitted Transfers, suffer or permit the ownership, management or control of the Manager to be transferred to a Person other than an Affiliate of Manager; (iii) reduce or consent to the reduction of the term of the Management Agreement; (iv) increase or consent to the increase of the amount of any charges under the Management Agreement; or (v) otherwise modify, change, supplement, alter or amend in any material respect, or waive or release any of its material rights and remedies under, the Management Agreement; or (vi) suffer or permit the occurrence and continuance of a default beyond any applicable cure period under the Management Agreement (or any successor management agreement) if such default permits the Borrower to terminate the Management Agreement (or such successor management agreement);

                  6.2.2 LIENS. Without Lender's prior written consent, create, incur, assume, permit or suffer to exist any mechanic's, materialmen's or other Lien on any portion of the Property or legal or beneficial ownership interest in Manager, except Permitted Encumbrances, unless such Lien is bonded, insured or discharged within thirty (30) days after Manager first receives notice of such Lien;

     6.2.3  DISSOLUTION.   Dissolve,   terminate,   liquidate,   merge  with  or
consolidate into another Person;

                  6.2.4 CHANGE IN BUSINESS. Enter into any line of business other than the development, management, and operation of the Property, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business;

                  6.2.5 DEBT CANCELLATION. Cancel or otherwise forgive or release any material claim or debt owed to Manager by any Person, except for adequate consideration and in the ordinary course of Manager's business in its reasonable judgment;

     6.2.6 ASSETS. Purchase or own any property other than property relating to the operation of the Property;

     6.2.7 TRANSFERS. Make, suffer or permit the occurrence of any Transfer other than a Permitted Transfer;

                  6.2.8 DEBT. Create, incur or assume any indebtedness other than related to the Debt and unsecured trade debt incurred in the ordinary course of business and not past due as permitted pursuant to Sections 4.2.33 and 5.2.21;

                  6.2.9 ASSIGNMENT OF RIGHTS. Without Lender's prior consent, attempt to assign Manager's rights or interest under any Loan Document in contravention of any Loan Document; or

                  6.2.10  OPERATION  OF  THE  PROPERTY.  Cease  to  operate  the
Property as its Permitted Use or terminate such business for any reason whatsoever (other than temporary cessation in connection with renovations to the Property).

                  6.2.11 USE SPECIFIC NEGATIVE COVENANTS. Without Lender's prior written consent, Manager shall not and shall not allow the Borrower to:

     (i) transfer any License to any location other than the Property for which such License was originally issued nor pledge any License as collateral security for any other loan or indebtedness;

     (ii) rescind, withdraw, revoke, amend, modify, supplement, or otherwise alter the nature, tenor or scope of any License for the Property which rescission, withdrawal, revocation, amendment, modification, supplement or other alteration would have a material adverse effect on the Property;

     (iii) amend or otherwise change the Property's authorized unit capacity and/or the number of units approved by the DOH which amendment or other change would have a material adverse effect on the Property;

     (iv) Intentionally deleted;

     (v) Intentionally deleted;

     (vi) pledge any receivables as collateral security for any other loan or indebtedness;

     (vii) enter into any resident agreements with residents or with any other persons which deviate in any material respect from the Approved Residency Agreement used at the Property;

     (viii) Intentionally deleted;

     (ix) fail to satisfy all material requirements established by law, regulation or administrative instruction for the operation of the Property; or

     (x) fail to operate the Property in a manner that is consistent with all relevant standards of care and service in the community.

VII.     NOMURA OPEN -- INSURANCE; CASUALTY; AND CONDEMNATION

                  7.1      INSURANCE.

                  7.1.1 COVERAGE. At all times while the Borrower is indebted to Lender, either the Borrower or Manager shall maintain the following insurance:

                  (a) During any period of construction, repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Property and Equipment against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may reasonably request, in form and substance reasonably acceptable to Lender.

                  (b) Insurance with respect to the Improvements, Equipment and Inventory against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent the Borrower and/or Manager from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Improvements, Equipment and Inventory located on the Property, the term "full insurable value" to mean the actual replacement cost of the Improvements, Equipment and Inventory (without taking into account any depreciation), determined annually by an insurer or by the Borrower or Manager or, at the request of Lender, by an independent insurance broker (subject to Lender's reasonable approval) including an endorsement covering acts of municipal authorities including increased cost of construction and demolition;

                  (c)  Comprehensive  general  liability  insurance,   including
         contractual injury, bodily injury, broad form death and property damage liability, and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon either Borrower or Manager and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Property in such amounts as are generally required by institutional lenders for properties comparable to the Property but in no event with limits for the Property of less than $1,000,000 per occurrence with combined single limit coverage for bodily injury or property damage and excess (umbrella) liability coverage for the Property of no less than $25,000,000;

                  (d) Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by Borrower or Manager, with respect to any work on or about the Property);

                  (e) Business interruption and/or loss of "rental value" insurance for the Property in an amount equal to not less than eighteen
         (18) months estimated Gross Revenue
     attributable to the Property and based on the Gross Revenue for the immediately preceding year and otherwise sufficient to avoid any co-insurance penalty;

                  (f) If all or any portion of the Property, or any portion of the Land is located within a federally designated flood hazard zone, flood insurance in an amount equal to the lesser of the full insurable value of the Property or the maximum amount available;

                  (g) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed at the Property, in such amounts as Lender may from time to time reasonably require and which are customarily required by institutional lenders with respect to similar properties similarly situated; and

                  (h) Such other insurance with respect to the Improvements, Equipment and Inventory located on the Property against loss or damage as is reasonably requested by Lender (including without limitation liquor/dram insurance and earthquake insurance) provided such insurance is of the kind from time to time customarily insured against and in such amounts as are generally required by institutional lenders for properties comparable to the Property or which Lender may deem necessary in its reasonable discretion.

                  7.1.2 POLICIES. The Borrower or Manager will maintain the insurance coverage described in Section 7.1.1 with companies reasonably acceptable to Lender and with a claims paying ability of not less than "AA" by S&P and AA or its equivalent by any one of the other Rating Agencies. All insurers providing insurance required by this Agreement shall be authorized and licensed, if necessary, to issue insurance in the state where the Property is located.

                  The insurance coverage required under Section 7.1.1 may be effected under a blanket policy or policies covering the Property and other property and assets not constituting a part of the Property; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Property and Equipment and Inventory located thereon, and any sublimits in such blanket policy applicable to the Property, which amounts shall not be less than the amounts required pursuant to Section 7.1.1 and which shall in any case comply in all other respects with the requirements of this Section 7.

                  All insurance policies (the "POLICIES") shall be in such form and with such endorsements and in such amounts as shall be reasonably satisfactory to Lender (and Lender shall be entitled to approve amounts, form, risk coverage, deductibles, loss payees and insureds). The policy referred to in
Section 7.1.1(b) shall contain a replacement cost endorsement and a waiver of depreciation. Certificates of insurance evidencing that all of the above-mentioned Policies are in effect have been delivered to and shall be held by Lender. All such Policies shall name Lender as an additional insured/loss payee, shall provide that all Proceeds be payable to Lender as set forth in Section 7.1.3, and shall contain: (i) "Non Contributory Standard Lender Clause" and a Lender's Loss Payable Endorsement (Form 438 BFUNS) or their equivalents naming Lender as the person to which all payments shall be paid and a provision that payment of Proceeds in excess of $100,000 shall be made by a check payable only to Lender; (ii) a waiver of subrogation endorsement as to Lender and its assigns providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Borrower, Manager, Lender or any other named insured, additional insured or loss payee, except for the willful misconduct of Lender knowingly in violation of the conditions of such policy; (iii) an endorsement indicating that neither Lender nor the Borrower or Manager shall be or be deemed to be a co-insurer with respect to any risk insured by such Policies and shall provide for an aggregate deductible per loss for all policies of an amount not more than that which is customarily maintained by prudent owners of property of the same type and quality as the Property, but in no event in excess of the greater of (i) $25,000 per occurrence or (ii) five percent (5%) of Net Operating Income; (iv) a provision that such Policies shall not be canceled or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days prior written notice to Lender in each instance; and (v) include effective waivers by the insurer of all claims for Insurance Premiums against any loss payees, additional insureds and named insureds (other than the Borrower or Manager). Certificates of insurance with respect to all renewal and replacement policies shall be delivered to Lender not less than ten (10) days prior to the expiration date of any of the Policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums and certified copies or evidence of the required coverage under blanket policies of such Policies shall be delivered to Lender promptly after Borrower's and Manager's receipt thereof. Borrower or Manager shall pay the premiums for such Policies (the "INSURANCE PREMIUMS") as the same become due and payable and furnish to Lender evidence of the renewal of each of the Policies together with (unless such Insurance Premiums have been paid by Lender pursuant to Section 3.2) receipts for or other evidence of the payment of the Insurance Premiums reasonably satisfactory to Lender. If either Borrower or Manager fails to maintain the insurance required hereunder and deliver to Lender the certificates of insurance required by this Agreement, Lender may, at its option, after written notice to both Borrower and Manager, procure such insurance, and either Borrower or Manager shall reimburse Lender for the amount of all premiums paid by Lender thereon within ten (10) days after receipt of written notice of, and demand for, such amount, by Lender, with interest thereon at the Default Rate from the date paid by Lender to the date of repayment, and such sum shall be a part of the Debt secured by the Mortgage.

         Lender shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or the carriers' or the Borrower's or Manager's payment or defense of lawsuits, and the Borrower and Manager hereby expressly assume full responsibility therefor and all liability, if any, with respect thereto.

                  7.1.3 PROCEEDS. Subject to the provisions of Section 7.4, Lender shall be entitled to receive and collect all Insurance Proceeds (as hereinafter defined) and Awards (as hereinafter defined) and all of the Insurance Proceeds and Awards are hereby assigned to Lender. Borrower and Manager shall execute such further assignments of the Insurance Proceeds and Awards as Lender may from time to time reasonably require. Without limiting the generality of the foregoing, but subject to the provisions of Section 7.4, following the occurrence of any casualty or damage involving the Property or any part thereof, Borrower and/or Manager shall give prompt notice thereof to Lender and shall cause all Proceeds and Awards payable as a result of such casualty or damage to be paid to Lender as additional collateral security hereunder subject to the Lien of the Mortgage and Subordinate Mortgage, to be applied by Lender to reduce the Debt.

                  7.2      CASUALTY.

                  7.2.1 NOTICE; RESTORATION. If the Property is damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Borrower or Manager shall give prompt notice thereof to Lender and cause all Proceeds to be paid to Lender, which shall, subject to the provisions of Section
7.4 herein, apply such Proceeds to reduce the Debt. Following the occurrence of a Casualty, Borrower and/or Manager, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild the Property in accordance with Legal Requirements to be of at least equal value and of substantially the same character as prior to such damage or destruction.

                  7.2.2 SETTLEMENT OF PROCEEDS. In the event of a Casualty covered by any of the Policies (an "INSURED CASUALTY") where the loss does not exceed One Hundred Thousand and 00/100 Dollars ($100,000.00), Borrower or Manager may settle and adjust any claim without the consent of Lender; provided such adjustment is carried out in a competent and timely manner; and Borrower or Manager is hereby authorized to collect and receipt for the insurance proceeds (the "PROCEEDS"). Lender shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with any claims for loss, damage or destruction under any policy or policies of insurance, in excess of $100,000, and the Borrower and Manager shall within ten (10) Business Days after request therefor reimburse the Lender for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Lender in connection with such participation. The Borrower and Manager shall not make any compromise, adjustment or settlement in connection with any such claim in excess of $100,000, without the prior written approval of the Lender, which approval shall not be unreasonably withheld. The Proceeds shall be due and payable solely to Lender and held by Lender in the Casualty/Condemnation Subaccount and disbursed in accordance with the terms of Section 7 of this Agreement.

                  7.3      CONDEMNATION.

                  7.3.1 NOTICE; RESTORATION. Borrower or Manager shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property (a "CONDEMNATION") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Borrower and/or Manager, regardless of whether an Award is available, shall promptly proceed to restore, repair, replace or rebuild the Property in accordance with Legal Requirements to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation.

                  7.3.2 COLLECTION OF AWARD. Subject to Section 7.4, Lender is hereby irrevocably appointed as Borrower's and Manager's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment in respect of a Condemnation (an "AWARD") and to make any compromise or settlement in connection with such Condemnation. Notwithstanding any Condemnation (or any transfer made in lieu of or in anticipation of such a Condemnation), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Loan Documents, and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. Subject to Section 7.4, Borrower and Manager shall cause any Award that is payable to Borrower or Manager to be paid directly to Lender. Lender shall hold such Award in the Casualty/Condemnation Subaccount and disburse such Award in accordance with the terms hereof.

                  7.4      APPLICATION OF PROCEEDS OR AWARD.

                  7.4.1 APPLICATION TO RESTORATION; PROCEDURE FOR APPLICATION TO RESTORATION. Notwithstanding anything to the contrary set forth in Sections 7.2 and 7.3, Lender agrees that Lender shall make the Proceeds or the Award (other than business interruption insurance proceeds, which shall be held and disbursed in accordance with this Agreement), as applicable, available to Manager or Borrower for repair, restoration and replacement of the Improvements, Equipment and Inventory damaged or taken on the following terms and subject to Manager's or Borrower's satisfaction of the following conditions:

                  (a) At the time of such loss, damage or taking and at all times thereafter while Lender is holding any portion of such Proceeds or such Award, as applicable, there shall exist no Default or Event of Default;

                  (b) The Improvements, Equipment and Inventory for which loss or damage has resulted shall be capable of being restored substantially (including replacements) to their pre-existing condition and utility as existed immediately prior to the occurrence of the loss or damage then in question in all material respects with a value equal to or greater than prior to such loss or damage and shall be capable of being substantially completed no less than six (6) months prior to the Stated Maturity Date and prior to the expiration of business interruption insurance;

                  (c) The Borrower and/or Manager shall demonstrate to Lender's reasonable satisfaction Borrower's and/or Manager's ability to pay the Debt relating to the Property coming due and payable during such restoration period;

                  (d) Within thirty (30) days from the date of such loss, damage or taking, Borrower and/or Manager shall have given Lender a written notice electing to have the Proceeds or the Award, as applicable, applied for such purpose;

                  (e) Within sixty (60) days following the date of notice under the preceding subparagraph (d) and prior to any Proceeds or any of the Award, as applicable, being disbursed as directed by Manager, Borrower and/or Manager shall have provided to Lender all of the following:

                           (1) if  loss,  damage  or  taking  exceeds  $100,000,
                  complete plans and specifications for restoration, repair and replacement of the Improvements, Equipment and Inventory damaged to the condition, utility and value required by the preceding subparagraph (b),

                           (2) if  loss,  damage  or  taking  exceeds  $100,000,
                  fixed-price or guaranteed maximum cost construction contracts for completion of the repair and restoration work in accordance with such plans and specifications with respect to repairs to the Improvements and firm quotes for Equipment and Inventory to be repaired or replaced,

                           (3) if  loss,  damage  or  taking  exceeds  $100,000,
                  builder's risk insurance for the full cost of construction with Lender named under a standard lender loss-payable clause,

                           (4) such  additional  funds  (if any) as in  Lender's
                  reasonable opinion are necessary, in addition to the Proceeds or the Award, as applicable, to complete the repair, restoration and replacement, and

                           (5) if  loss,  damage  or  taking  exceeds  $100,000,
                  copies of all permits and licenses necessary to complete the work in accordance with the plans and specifications;

                  (f) If loss, damage or taking exceeds $100,000, Lender may, at Borrower's and/or Manager's expense to the extent such expenses and fees are reasonable, retain an independent inspector to review and approve plans and specifications and completed construction and to approve all requests for disbursement, which approvals shall be conditions precedent to release of the Proceeds or the Award, as applicable, as work progresses;

                  (g) Manager or Borrower shall commence such work within one hundred twenty (120) days after such loss or damage and shall diligently pursue such work to completion;

                  (h) If loss, damage or taking exceeds $100,000, each disbursement by Lender of the Proceeds or the Award, as applicable, shall be funded subject to conditions and in accordance with disbursement procedures which a commercial construction lender would typically establish in the exercise of sound banking practices and shall be made only upon receipt of disbursement requests on an AIA G702/703 form (or similar form reasonably approved by Lender) signed and certified by Manager or Borrower and its architect and general contractor with appropriate invoices, lien waivers and any other documents, instruments or items which may be reasonably required by Lender; and

                  (i) Lender shall have a first lien and security interest in all of Borrower's and Manager's interest in all building materials and completed repair and restoration work and in all fixtures and equipment acquired with such Proceeds or Award, as applicable, and Borrower and/or Manager shall execute and deliver such mortgages, deeds of trust, security agreements, financing statements and other instruments as Lender shall reasonably request to create, evidence, or perfect such lien and security interest.

                  7.4.2 APPLICATION TO DEBT. Subject to the Borrower's and Manager's rights under Section 7.4.3, in the event and to the extent such Proceeds or Award, as applicable, are not required to be made available to Manager and/or Borrower to be used for the repair, restoration and replacement of the Improvements, Equipment and Inventory for which a loss or damage has occurred, or in the event the Manager and/or Borrower fails to timely make such election or having made such election fails to timely comply with or is otherwise unable to satisfy the terms and conditions set forth herein, upon five
(5) Business Days prior notice to the Borrower and Manager, Lender shall be entitled to the payment of Proceeds or Award, as applicable, to pay and, without consent from either Borrower or Manager to apply such Proceeds or Award, as applicable, or the balance thereof, at Lender's option either (x) to the full or partial payment or prepayment of the Debt in accordance with this Agreement or
(y) to the repair, restoration and/or replacement of all or any part of such Improvements, Equipment and Inventory for which a loss or damage has occurred.

                  7.4.3 DISBURSEMENT OF REMAINING PROCEEDS OR AWARD. Provided no Event of Default has occurred and is continuing and the replacement, restoration or repair has been completed in accordance with this Agreement, any Proceeds or Award, as applicable, available to Borrower or Manager for replacement, restoration or repair, to the extent not used by

Borrower or Manager in connection with, or to the extent they exceed the cost of such replacement, restoration or repair shall be paid as directed by Manager.

                  7.4.4 LENDER AS ATTORNEY-IN-FACT. The Borrower and Manager appoint Lender to act, after the occurrence and during the continuation of an Event of Default, as the Borrower's and/or Manager's attorney-in-fact, coupled with an interest, to cause the issuance of or an endorsement of any policy to bring the Borrower and Manager into compliance herewith and, as limited above, at Lender's sole option, to make any claim for, receive payment for, and execute and endorse any documents, checks or other instruments in payment for loss, theft, or damage covered under any such insurance policy; however, in no event will Lender be liable for failure to collect any amounts payable under any insurance policy.

                  7.4.5 FORECLOSURE. In the event of foreclosure of the Lien of the Mortgage or other transfer of title or assignment of the Property in extinguishment, in whole or in part, of the Obligations, all right, title, and interest of Borrower and Manager in and to all Policies covering all or any part of the Property and the Award shall inure to the benefit of and pass to the successors in interest to Lender or the purchaser or grantee of the Property or any part thereof.

                  7.4.6 SECURITY IN PROCEEDS OR AWARD. Lender shall have a first lien and security interest in all building materials and completed repair and restoration work and in all fixtures and equipment acquired with such Proceeds or Award, and Borrower and Manager shall execute and deliver such mortgages, deeds of trust, security agreements, financing statements and other instruments as Lender shall reasonably request to create, evidence, or perfect such lien and security interest.

VIII.    DEFAULTS

                  8.1 EVENTS OF DEFAULT. Each of the following events shall constitute an "EVENT OF DEFAULT":

     (a) if on any Payment Date any portion of the Debt is not paid or the funds in the Monthly Debt Service Subaccount are insufficient to pay the required Debt payment on such Payment Date; provided, however, that if a Cash Management Period has not occurred, such failure shall not constitute an Event of Default if Borrower shall cure such failure within five (5) days after such Payment Date;

     (b) Borrower shall fail to pay when due any deposit into any Fund; provided, however, that if a Cash Management Period has not occurred, such failure shall not constitute an Event of Default if Borrower shall cure such failure within five (5) days thereafter;

     (c) Borrower shall fail to pay the outstanding Debt on the Maturity Date;

     (d) any of the Taxes or Other Charges are not paid when due by Borrower and/or Manager, subject to Borrower's or Manager's right to contest Taxes in accordance with Section 5.1.2 and 5.2.2 and such failure continues for five (5) days thereafter;

     (e) the Policies are not kept in full force and effect, or are not delivered to Lender within five (5) days of request therefor;

     (f) a Transfer other than a Permitted Transfer occurs, unless the prior written consent of Lender is obtained (which consent may be withheld with or without cause in Lender's discretion);

     (g) any representation or warranty made by Borrower, Manager, or Guarantor in any Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by Borrower, Manager or Guarantor in connection with any Loan Document, shall be false or misleading in any material respect as of the date the representation or warranty was made or remade;

     (h) Borrower, Manager or Guarantor shall make an assignment for the benefit of creditors, or shall generally not be paying its debts as they become due or otherwise in accordance with applicable provisions of this Agreement;

     (i) a receiver, liquidator or trustee shall be appointed for Borrower, Manager or Guarantor; or Borrower, Manager or Guarantor shall be adjudicated a bankrupt or insolvent; or any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, Manager or Guarantor; or any proceeding for the dissolution or liquidation of Borrower, Manager or Guarantor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, Manager or Guarantor, only upon the same not being discharged, stayed or dismissed within ninety (90) days;

     (j) Borrower or Manager breaches any negative covenant contained in Section 6 or any covenant contained in Sections 5.1.15 or 5.2.15;

     (k) Borrower shall be in default under any other mortgage or security agreement covering any part of the Property whether it be superior or junior in Lien to the Mortgage;

     (l) except as permitted under the Loan Documents, the actual alteration, improvement, demolition or removal of any of the Improvements without the prior consent of Lender;

     (m) an Event of Default as defined or described in any Loan Document occurs; or any other event shall occur or condition shall exist, if the effect of such event or condition is to accelerate or to permit Lender to accelerate the maturity of any portion of the Debt;

     (n) Borrower, Manager or Guarantor shall be in default under any term, covenant or provision set forth herein or in any Loan Document which specifically contains a notice requirement or grace period and such notice has been given and such grace period has expired;

     (o) if Borrower, Manager or Guarantor attempts to delegate or assign its rights under any or all of the Loan Documents or any interest therein;

     (p) any of the assumptions contained in any substantive non-consolidation opinion, delivered to Lender by Borrower's counsel in connection with the Loan or otherwise hereunder, were not true and correct as of the date of such opinion or thereafter became untrue or incorrect, or any representation or warranty by Borrower, Borrower Representative, Borrower Sponsor, Manager, Manager Representative, Manager Sponsor, or Guarantor in any certificate furnished by any of the aforementioned and which certificate is made a part of such opinion, shall be false or misleading in any material respect as of the date the representation or warranty was made;

     (q) for any period in which the Borrower's Obligations hereunder are cross-defaulted with any Other Loans pursuant to Section 10.31, the occurrence of an "Event of Default" as defined in any Other Loan Document evidencing such Other Loans with which the Loan is so cross-collateralized and/or cross-defaulted;

     (r) except as permitted under this Agreement, if any provision of any organizational document of Borrower is amended or modified in any respect which conflicts with the Special Purpose Bankruptcy Remote Entity Requirements contained in Section 5.1.15 of this Agreement or as otherwise set forth in its corporate documents, or if Borrower, or Borrower's Owner or Representative or any of their respective partners, members, beneficial owners, trustees or shareholders as applicable, fails to perform or enforce the provisions of such organizational documents or attempts to dissolve Borrower; or if Borrower or any of its respective partners, members, beneficial owners, trustees or shareholders, as applicable, breaches any of the covenants set forth in Sections
5.1.15 and 6.1.4; or

     (s) except as permitted under this Agreement, if, after the Conversion Date, any provision of any organizational document of Manager is amended or modified in any respect which conflicts with the Special Purpose Bankruptcy Remote Entity Requirements contained in Section 5.2.15 of this Agreement or as otherwise set forth in its corporate documents, or if Manager, or Manager's

     Owner or Representative or any of their respective partners, members, beneficial owners, trustees or shareholders as applicable, fails to perform or enforce the provisions of such organizational documents or attempts to dissolve Manager; or if Manager or any of its respective partners, members, beneficial owners, trustees or shareholders, as applicable, breaches any of the covenants set forth in Sections 5.2.15 and 6.2.4;

     (t) if the Management Agreement shall at any time cease to be in full force and effect for any reason and a new Management Agreement, acceptable to Lender in form and substance shall not have been entered into in its place within twenty (20) days after the Management Agreement, ceases to be effective;

     (u) if any Event of Default occurs (as to any party) under the Management Agreement (subject to any applicable notice and cure periods required under the Management Agreement);

     (v) to the extent any License is required to operate the Property as its Permitted Use and such License or Licenses cannot be obtained until the Property has been substantially completed, if Borrower and/or Manager fails to do whatever is necessary to obtain such Licenses upon Substantial Completion or as required by applicable Legal Requirements;

     (w) if Borrower or Manager shall fail to correct, within the time deadlines set by any health, licensing or similar agency, any deficiency that justifies either of the following actions by such agency with respect to the Property and such agency commences either of the following actions: (i) a termination of any License; (ii) a ban on new admissions of residents generally;

     (x) if an event or condition specified in Sections 5.1.20 or 5.2.20 shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any ERISA Affiliate shall incur or in the opinion of Lender shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the reasonable determination of Lender, a material adverse effect;

     (y) if the Property is assessed material fines or penalties (as distinguished from establishment of standard settlement accounts) by any state or any health, licensing or similar agency having jurisdiction over the Borrower, the Manager or the Property;

     (z) if Borrower and/or Manager fails to execute the Clearing Account Agreement on or prior to the thirtieth (30th) day after the Loan Closing Date;

     (aa) if Borrower and/or Manager fails to execute the Deposit Account Agreement in accordance with this Agreement;

     (bb) Borrower, Manager or Guarantor shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement or any other Loan Document not specified in subsections (a) through (aa) above, for ten (10) days after notice to Borrower and Manager from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) Business Days after notice from Lender in the case of any other Default (unless otherwise provided for herein); provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30 Business Day period, and Borrower or Manager shall have commenced to cure such Default within such 30 Business Day period and thereafter diligently and expeditiously proceeds to cure the same, such 30 Business Day period shall be extended for an additional period of time as is reasonably necessary for
Borrower and/or Manager in the exercise of due diligence to cure such Default, such additional period not to exceed one hundred twenty (120) days; provided, further, if Borrower or Manager provides to Lender a certificate certifying and demonstrating that Borrower or Manager is diligently attempting to cure such default as determined by Lender in its reasonable discretion and such non-monetary default still is capable of being cured as determined by Lender in its reasonable discretion and if Borrower or Manager, as applicable, is diligently attempting to cure such default, as determined by Lender in its reasonable discretion, such period shall be extended by Lender in its reasonable discretion for an additional period of time not to exceed sixty (60) days.

                  8.2      REMEDIES.

                  8.2.1 ACCELERATION. Upon the occurrence of an Event of Default and during the continuance thereof (other than an Event of Default described in paragraph (h) or (i) of Section 8.1), in addition to any other rights or remedies available to it pursuant to the Loan Documents or at law or in equity, and without limitation, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and Manager and in and to the Property, including declaring the Debt to be immediately due and payable; and upon any Event of Default described in paragraph (h) or (i) of Section 8.1, the Debt shall immediately and automatically become due and payable, without notice or demand, and Borrower and Manager hereby expressly waives any such notice or demand, anything contained in any Loan Document to the contrary notwithstanding.

                  8.2.2 REMEDIES CUMULATIVE. Upon the occurrence of an Event of Default and during the continuance thereof , all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower and Manager under the Loan Documents or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth in the Loan Documents. Without limiting the generality of the foregoing, Borrower and Manager agree that if an Event of Default is continuing, (i) to the extent permitted by applicable law, Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property, the Mortgage has been foreclosed, the Property has been sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full. To the extent permitted by applicable law, nothing contained in any Loan Document shall be construed as requiring Lender to resort to any portion of the Property for the satisfaction of any of the Debt in preference or priority to any other portion, and Lender may seek satisfaction out of the entire Property or any part thereof, in its discretion.

                  8.2.3 LENDER'S RIGHT TO PERFORM. If Borrower or Manager fails to perform any covenant or obligation contained herein and such failure shall continue beyond any applicable grace period and thereafter continue for a period of five (5) Business Days after Borrower's or Manager's, as applicable, receipt of written notice thereof from Lender, without in any way limiting Sections 8.1 and 8.3 hereof, Lender may, but shall have no obligation to, itself perform, or cause performance of, such covenant or obligation, and the expenses of Lender incurred in connection therewith shall be payable by Borrower and Manager to Lender within ten (10) calendar days after written demand therefor. Notwithstanding the foregoing, Lender shall have no obligation to send notice to Borrower or Manager of any such failure.

                  8.2.4 SEVERANCE. Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender shall determine in its discretion for purposes of evidencing and enforcing its rights and remedies, provided such action has no adverse economic effect on Borrower or Manager. Borrower shall, at Lender's expense, execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect such severance, Borrower ratifying all that such attorney shall do by virtue thereof.

                  8.2.5 DELAY. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon.

                  8.3 MANAGER'S LIMITED RIGHT TO CURE. Notwithstanding anything in this Agreement or the Loan Documents to the contrary, if a non-monetary Event of Default occurs and is continuing with respect to Borrower, Lender shall, prior to exercising its rights under this Article VIII, allow Manager to cure such Event of Default pursuant to provisions contained in subsections (a) through (c) below, provided that such Event of Default is not caused directly or indirectly by Manager and no other Event of Default exists with respect to Manager. For purposes of this Section 8.3, a "non-monetary" Event of Default means any Event of Default which cannot be cured solely by the payment of money to Lender. Lender's forbearance obligations and Manager's cure rights under such circumstances shall be as follows:

                           (a) Notwithstanding anything to the contrary contained in Subsection 8.3(b) below, Lender shall give Manager written notice of such Event of Default and of Lender's intent to exercise its rights and remedies under this Article VIII and Lender shall initially forbear from exercising its rights and remedies under this Article VIII until the earlier to occur of (i) (x) prior to the date on which the Property achieves a Debt Service Coverage Ratio of 1.0x for a continuous period of six (6) months, the date which is twenty-five (25) days after delivery of such written notice and (y) after the date on which the Property achieves a Debt Service Coverage Ratio of 1.0x for a continuous period of six (6) months, the date which is forty-five (45) days after delivery of such written notice, (ii) the occurrence of an Event of Default with respect to Manager and (iii) the occurrence of an Event of Default, other than a non-monetary Event of Default.

                           (b) Notwithstanding anything to the contrary contained in Subsection 8.3(a) above, Lender shall not exercise its rights under this Article VIII in connection with the applicable non-monetary Event of Default, if prior to the date specified in subsection (a)(i) above, the following applicable events and conditions shall have occurred or been satisfied; (i) the Manager or its nominee or assignee (provided same have been previously approved by Lender) has acquired fee simple title to the Property, assumed all of the obligations of the Borrower under the Loan Documents and has executed and delivered such other documentation as may be required by Lender and, if the Loan has been transferred in a Securitization, the Rating Agencies, (ii) if the Loan has been transferred in a Securitization, the Rating Agencies shall have confirmed in writing that such transfer shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with such Securitization, (iii) satisfactory opinions relating to such transfer shall have been delivered by Manager to Lender and, if the Loan has been transferred in a Securitization, to the Rating Agencies (including without limitation tax and bankruptcy opinions), (iv) to the extent curable, Manager shall have cured such non-monetary Event of Default, (v) Manager pays all reasonable expenses incurred by Lender in connection with such transfer, (vi) Manager shall have delivered to Lender an updated Title Insurance Policy showing fee simple title to the Property in Manager and insuring that Lender has a valid first lien on the Manager's fee simple interest in the Property together with such modifications, amendments or supplements to the Loan Documents as Lender may reasonably request. Upon consummation of the transfer of fee simple title in the Property to Manager or its nominee or assignee (provided same have been previously approved by Lender) and the assignment by Borrower and assumption by the Manager or its nominee or assignee (provided same have been previously approved by Lender) of the Borrower's obligations under the Loan Documents executed by Borrower, Manager shall be considered the "Borrower" under the Loan Documents as well as the "Manager" under the Loan Documents and shall have all of the obligations of "Borrower" under the Loan Documents as well as the obligations of "Manager" under the Loan Documents.

                           (c) If the conditions required for Lender's forbearance contained in Section 8.3 are not satisfied, then Lender shall be entitled to exercise all of its rights and remedies pursuant to this Article VIII without providing any forbearance or cure rights pursuant to this Section 8.3.

IX.      SPECIAL PROVISIONS

                  9.1      SALE OF NOTE AND SECURITIZATION.

                  9.1.1 COOPERATION. At Lender's request (to the extent not already required to be provided by Borrower and Manager under this Agreement), Borrower and Manager shall use reasonable efforts to satisfy the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Note or participation therein or the first successful securitization (such sale and/or securitization, the "SECURITIZATION") of rated single or multi-class securities (the "SECURITIES") secured by or evidencing ownership interests in the Note and the Mortgage. Without limiting the generality of the foregoing, Borrower and Manager shall:

                           (a) (i) provide such financial and other information with respect to the Property, Borrower and its Affiliates, Manager and its Affiliates and any tenants of the Property, (ii) provide business plans and budgets relating to the Property and (iii) perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Property, as may be reasonably requested by Lender or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the items provided to Lender pursuant to this paragraph (a) being called the "PROVIDED INFORMATION"), together, if customary, with appropriate verification of and/or consents to the Provided

         Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

                           (b) at Borrower's or Manager's expense, as the case may be, cause counsel to render opinions as to non-consolidation, fraudulent conveyance, true sale and true contribution and any other opinion customary in securitization transactions with respect to the Property, Borrower and its Affiliates, Manager and its Affiliates, which counsel and opinions shall be reasonably satisfactory to Lender and the Rating Agencies;

                           (c) make such representations and warranties as of the closing date of the Securitization with respect to the Property, Borrower, Manager and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by Lender or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents;

                           (d) provide current certificates of good standing and qualification with respect to Borrower from appropriate Governmental Authorities; and

                           (e) execute such amendments to the Loan Documents, Borrower's organizational documents, Manager's organizational documents and enter into a lock-box or similar arrangement with respect to the Rents and establish and fund such reserve funds (including reserve funds for deferred maintenance and capital improvements) as may be requested by Lender or the Rating Agencies or otherwise to effect the Securitization, provided that nothing contained in this subsection (e) shall result in an economic change in the overall transaction.

Notwithstanding anything to the contrary contained herein or in any other Loan Documents, Borrower and/or Manager shall be required to reimburse Lender for the pro rata portion of all reasonable third party costs and expenses incurred by Lender in connection with a Securitization (or any attempt to securitize the Loan) which are attributable to Borrower and/or Manager complying with requests made under this Section 9.1, up to a maximum aggregate amount equal to 37.5 basis points of the original Principal, which Borrower shall deposit with Lender in the Securitization Expense Subaccount of the Deposit Account on the Conversion Date. If Lender fails to use all the funds in the Securitization Expense Subaccount, provided no Event of Default has occurred and is continuing, Lender (or Servicer) shall refund such remaining funds as directed by Manager with interest earned thereon, if any.

                  9.1.2 USE OF INFORMATION. Borrower and Manager understand that certain of the Provided Information and the Required Records may be included in disclosure documents in connection with the Securitization, including a prospectus or private placement memorandum (each, a "DISCLOSURE DOCUMENT") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "SECURITIES

ACT"), or the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Borrower and Manager shall cooperate with Lender in updating the Provided Information or Required Records for inclusion or summary in the Disclosure Document by providing all current information pertaining to Borrower, Manager and the Property necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters.

                  9.1.3 BORROWER AND MANAGER OBLIGATIONS REGARDING DISCLOSURE DOCUMENTS. In connection with a preliminary and a final private placement or prospectus, as applicable, Borrower and Manager agree:

                           (a) if requested by Lender, subject to Section 10.1 herein, to certify in writing that Borrower or Manager, as the case may be, has carefully examined those portions of such memorandum or prospectus, as applicable, pertaining to Borrower or Manager, as the case may be, the Property and the Loan, including applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "Description of the Mortgage Loans and Mortgaged Property", "The Manager", "The Borrower" and "Certain Legal Aspects of the Mortgage Loan", and such sections (and any other sections reasonably requested and pertaining to Borrower or Manager, as the case may be, the Property or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, provided, however, that neither Borrower nor Manager shall be required to indemnify Lender for any losses relating to untrue statements or omissions which Borrower or Manager identified to Lender in writing at the time of Borrower's or Manager's examination of such memorandum or prospectus, as applicable. IT IS EXPRESSLY ACKNOWLEDGED AND AGREED BY BORROWER AND MANAGER THAT THE INDEMNITY CONTAINED IN THIS SECTION PROTECTS LENDER AND DEED OF TRUST TRUSTEE FROM THE CONSEQUENCES OF LENDER AND SUCH TRUSTEE'S ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENT ACTS OR OMISSIONS OF LENDER AND/OR SUCH TRUSTEE, TO THE EXTENT PROVIDED BY LAW; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO RELIEVE LENDER OR SUCH TRUSTEE FROM LIABILITY DUE TO ITS GROSS NEGLIGENCE;

                           (b) to indemnify Lender and the Affiliates of Nomura Securities International, Inc. ("NOMURA"), that have filed the registration statement relating to the Securitization (the "REGISTRATION STATEMENT"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls Nomura within the meaning of Section 15 of the Securities Act or Section 30 of the

         Exchange Act of 1933, as amended (collectively, the "NOMURA GROUP"), and Nomura, each of its directors and each person who controls Nomura, within the meaning of Sec tion 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "UNDERWRITER GROUP") for any losses, claims, damages or liabilities, other than those relating to untrue statements or omissions which Borrower or Manager identified to Lender in writing at the time of Borrower's or Manager's examination of such memorandum or prospectus as applicable (collectively, the "LIABILITIES") to which Lender, the Nomura Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the applicable portions of such sections applicable to Borrower or Manager, as the case may be, the Property or the Loan, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections or in light of the circumstances under which they were made, not misleading, provided, however, that Manager shall have had an opportunity to review and comment upon the relevant portions of such documents and Manager's comments thereon have been incorporated therein or otherwise been addressed to Manager's reasonable satisfaction; and

                           (c) to reimburse Lender and Nomura for any legal or other expenses reasonably incurred by Lender and Nomura in connection with investigating or defending the Liabilities.

Borrower's and Manager's Liability, as the case may be, under clause (a) or (b) above shall be limited to Liabilities arising out of or based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower or Manager, as the case may be, in connection with the preparation of those portions of the Disclosure Document pertaining to Borrower or Manager, as the case may be, the Property or the Loan or in connection with the underwriting of the debt, including financial statements of Borrower or Manager, as the case may be, operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Property. The foregoing indemnity will be in addition to any liability which Borrower may otherwise have.

                  9.1.4 BORROWER INDEMNITY REGARDING FILINGS. In connection with filings under the Exchange Act, Borrower agrees to (i) indemnify Lender, the Nomura Group and the Underwriter Group for any Liabilities to which Lender, the Nomura Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender or Nomura for any reasonable legal or other expenses reasonably incurred by Lender and Nomura in connection with defending or investigating the Liabilities. IT IS EXPRESSLY ACKNOWLEDGED AND AGREED BY BORROWER AND MANAGER THAT THE INDEMNITY CONTAINED IN THIS SECTION PROTECTS LENDER AND DEED OF TRUST TRUSTEE FROM THE CONSEQUENCES OF LENDER AND SUCH TRUSTEE'S ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, THE NEGLIGENT ACTS OR OMISSIONS OF LENDER AND/OR SUCH TRUSTEE, TO THE EXTENT PROVIDED BY LAW; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO RELIEVE LENDER OR SUCH TRUSTEE FROM LIABILITY DUE TO ITS GROSS NEGLIGENCE.

                  9.1.5 INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under Section 9.1.3 or 9.1.4 of notice of the commencement of any action for which a claim for indemnification is to be made against Borrower, such indemnified party shall notify Borrower or Manager, as applicable, in writing of such commencement, but the omission to so notify the Borrower or Manager, as applicable, will not relieve Borrower or Manager, as applicable, from any liability that it may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to Borrower or Manager, as applicable. In the event that any action is brought against any indemnified party, and it notifies Borrower or Manager, as applicable, of the commencement thereof, Borrower or Manager, as applicable, will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice of commencement, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from Borrower or Manager, as applicable, to such indemnified party under this Section 9.1.5, Borrower or Manager, as applicable, shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both Borrower or Manager, as applicable, and an indemnified party, and any indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to Borrower or Manager, as applicable, then the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Borrower or Manager, as applicable, shall not be liable for the expenses of more than one separate counsel unless there are legal defenses available to it that are different from or additional to those available to another indemnified party.

                  9.1.6 CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 9.1.3 or 9.1.4 is for any reason held to be unenforceable by an indemnified party in respect of any Liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Sec tion 9.1.3 or 9.1.4, Borrower and/or Manager shall contribute to the amount paid or payable by the indemnified party as a result of such Liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Sec tion 11(f) of the Securities Act) shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the Nomura Group's, Borrower's, and Manager's relative knowledge and access to information concerning the matter with respect to which the claim was asserted;
(ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender, Borrower and Manager hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

                  9.1.7 RATING SURVEILLANCE. Lender will retain the Rating Agencies to provide rating surveillance services on Securities. Subject to the limitation contained in the last paragraph of Section 9.1.1, the pro rata share of such rating surveillance will be at the expense of Borrower.

X.       MISCELLANEOUS

                  10.1 EXCULPATION. Except as otherwise set forth in this Agreement to the contrary, Lender shall not enforce the liability and obligation of Borrower or Manager to perform and observe the obligations contained in this Agreement, the Note, the Mortgage or any of the other Loan Documents executed and delivered by Borrower and/or Manager except that Lender may pursue any power of sale, bring a foreclosure action, action for specific performance, action for money judgment, or other appropriate action or proceeding (including, without limitation, to obtain a deficiency judgment) against Borrower or Manager or any other Person solely for the purpose of enabling Lender to realize upon (a) the Collateral, and (b) the Rents and Accounts arising from the Property to the extent (x) (i) received by Borrower (or any of its affiliates), after the occurrence of an Event of Default or (ii) received by Manager (or any of their affiliates), after the occurrence of an Event of Default or (y) distributed to
(i) Borrower or its shareholders, partners, members or beneficial owners, as applicable, or affiliates during or with respect to any period for which Lender did not receive the full amounts it was entitled to receive as repayments of the Loan pursuant to Section II or (ii) Manager, or its shareholders, partners, members or beneficial owners, as applicable, or affiliates during or with respect to any period for which Lender did not receive the full amounts it was entitled to receive as repayments of the Loan pursuant to Section II (all Rents and Accounts covered by clauses (x) and (y) being hereinafter referred to as the "Recourse Distributions") and (c) any other collateral given to Lender under the Loan Documents or those Other Loan Documents which are the subject of cross-collateralization and cross-default pursuant to Section 10.31, if any, ((a), (b), and (c) collectively, the "Default Collateral"); provided, however, that any judgment in any such action or proceeding shall be enforceable only to the extent of any such Default Collateral.

The provisions of this Section 10.1 shall not, however, (a) impair the validity of the Debt (as defined herein and in any Other Loan Agreement which evidences any Other Loan which is cross-collateralized and cross-defaulted with the Loan pursuant to Section 10.31, if any) evidenced by the Loan Documents or those Other Loan Documents which evidence any Other

Loan which is  cross-collateralized  and cross-defaulted  with the Loan pursuant
Section 10.31, if any or in any way affect or impair the Liens (as defined herein and in any Other Loan Agreement which evidences any Other Loan which is cross-collateralized and cross-defaulted with the Loan pursuant to Section 10.31, if any) of the Mortgage or any of the other Loan Documents or those Other Loan Documents which evidence an Other Loan which is cross-collateralized and cross-defaulted with the Loan pursuant to Section 10.31, if any, or the right of Lender to foreclose the Mortgage (as defined herein and in any Other Loan Agreement which evidences any Other Loan which is cross-collateralized and cross-defaulted with the Loan pursuant to Section 10.31, if any) following an Event of Default (as defined herein and in any Loan Agreement which evidences any Other Loan which is cross-collateralized and cross-defaulted with the Loan pursuant to Section 10.31, if any); (b) impair the right of Lender to name any Person as a party defendant in any action or suit for judicial foreclosure and sale under the Mortgage (as defined herein and in any Other Loan Agreement which evidences any Other Loan which is cross-collateralized and cross-defaulted with the Loan pursuant to Section 10.31, if any); (c) affect the validity or enforceability of the Note, the Mortgage or the other Loan Documents or those Other Loan Documents which is cross-collateralized and cross-defaulted pursuant to Section 10.31, if any; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the right of Lender to bring suit for any damages, losses, expenses, liabilities or costs resulting from fraud, intentional misrepresentation, intentional physical waste of all or any portion of the Property, or wrongful removal or disposal of all or any portion of the Property by any Person in connection with this Agreement, the Note, the Mortgage, the Guarantees, or the other Loan Documents; (f) impair the right of Lender to obtain the Recourse Distributions received by any Person; (g) intentionally omitted; (h) impair the right of Lender to obtain Proceeds or Award due to Lender pursuant to this Agreement; (i) impair the right of Lender to enforce (against the parties liable therefore other than the Borrower) the provisions of Sections 4.1.31, 4.2.31, 5.1.10, 5.2.10, clauses (viii) through
(xi) of Sections 5.1.18 and 5.2.18, of this Agreement, or the Environmental Guaranty even after repayment in full by Borrower of the Debt; (j) prevent or in any way hinder Lender from exercising, or constitute a defense, or counterclaim, or other basis for relief in respect of the exercise of, any other remedy against any or all of the Collateral (as defined herein and in any Other Loan Agreement which evidences an Other Loan which is cross-collateralized and cross-defaulted with the Loan pursuant to Section 10.31, if any) securing the Note as provided in the Loan Documents; (k) impair the right of Lender to bring suit with respect to any intentional misapplication of any funds including without limitation any intentional misappropriation of security deposits, Rents collected more then one month in advance any Proceeds, and an Award; (l) impair the right of Lender to sue for, seek or demand a deficiency judgment against any Person solely for the purpose of foreclosing the Property (as defined in the Loan Documents and the Other Loan Documents which evidence an Other Loan which is cross-collateralized and cross-defaulted with the Loan pursuant to Section 10.31, if any) or any part thereof, or realizing upon the Default Collateral; provided, however, that any such deficiency judgment referred to in this clause
(l) shall be enforceable only to the extent of any of the Default Collateral; or
(m) impair the right of Lender to realize upon Manager's indemnification of Lender set forth in Sections 9.1.3 and 9.1.4.

Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, except as otherwise set forth in the following paragraph, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to Borrower in the event that Borrower, Manager, or any Person owning an interest (directly or indirectly) in Borrower or Manager commences any action, suit, claim, arbitration, governmental investigation or other proceeding (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to Borrower or Manager, or seeking to adjudicate Borrower or Manager a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or Manager or Borrower's or Manager's debts, or (y) seeking appointment of a receiver, trustee, custodian or other similar official for Borrower or Manager or for all or substantially all of Borrower's or Manager's assets.

Notwithstanding any provision in this Agreement (including the preceding paragraph) or in any of the other Loan Documents to the contrary, in no event shall any officer, director, member, partner, manager, shareholder, incorporator or agent of Borrower be personally liable to Lender for any of the obligations of Borrower under this Agreement or under any of the other Loan Documents including without limitation the obligation to pay any amount due on the Note.

                  10.2 NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document (a "NOTICE") shall be given in writing and shall be effective for all purposes if hand delivered or sent (i) by certified or registered United States mail, postage prepaid, or (ii) by (A) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and (B) telecopier (with answer back acknowledged), in any case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party): If to Lender: Nomura Asset Capital Corporation, Two World Financial Center, Building B, New York, New York 10281-1198, Attention:
Sheryl McAfee, Telecopier (212) 667-1206, with copies to : Nomura Asset Capital Corporation, Two World Financial Center, Building B, New York, New York 10281,
Attention: Barry Funt, Telecopier (212) 667-1567 and Dechert Price & Rhoads, 90 State House Square, Hartford, CT 06103-3702, Attention: Marc B. Friedman,
Telecopier: (860) 524-3930; if to Manager: c/o Brookdale Living Communities, Inc., 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601, Attention: Mr. Darryl W. Copeland, Jr., Telecopier (312) 977-3699, c/o Brookdale Living Communities, Inc., 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601,
Attention:  Mr. Robert J. Rudnik,  Telecopier  (312)  977-3769;  with a copy to:
Winston & Strawn,  35 West Wacker Drive,  Chicago,  Illinois  60601,  Attention:
Wayne D. Boberg, Esq., Telecopier: (312) 558-5700; if to Borrower: 320 King of Prussia Road, Suite 160, Radnor, Pennsylvania 19087, Attention: David B. Fenkell, Telecopier (610) 902-0777; with a copy to Squire, Sanders & Dempsey, L.L.P., 1300 Huntington Center, 41 South High Street,

Columbus, Ohio 43215, Attention: Scott B. West, Telecopier (614) 365-2499. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

                  10.3 BROKERS AND FINANCIAL ADVISORS. Borrower and Manager hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the Loan. Borrower, Manager, and Lender hereby agree to indemnify and hold each other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 10.3 shall survive the expiration and termination of this Agreement and the repayment of the Debt.

                  10.4 RETENTION OF SERVICER. Lender reserves the right to retain the Servicer to act as its agent hereunder with such powers as are specifically delegated to the Servicer by Lender, whether pursuant to the terms of this Agreement, the Pooling and Servicing Agreement, the Deposit Account Agreement or otherwise, together with such other powers as are reasonably incidental thereto. Borrower or Manager shall pay any reasonable fees and expenses of the Servicer in connection with a Defeasance, release of the Property, assumption or modification of the Loan or enforcement of the Loan Documents.

                  10.5 SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is unpaid. All Borrower's and Manager's covenants and agreements in this Agreement shall inure to the benefit of the respective legal representatives, successors and assigns of Lender. The provisions of the BLA shall survive the completion of the Required Improvements; provided, however, upon the occurrence of the Conversion Date all of the terms and provisions of the BLA shall be of no further force and effect (except to the extent that certain definitions contained herein and incorporated by reference in any other Loan Documents continue to be operative in such other Loan Documents), the BLA shall terminate and this Agreement shall constitute and operate as the sole loan agreement governing the operation and administration of the Loan.

                  10.6 LENDER'S DISCRETION. Whenever pursuant to this Agreement or any other Loan Document, Lender exercises any right of election, consent, or any right given to it to make such election, give such consent, approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the discretion of Lender and shall be final and conclusive.

                  10.7 GOVERNING LAW. (a) THIS AGREEMENT WAS PARTIALLY NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND THE DEBT. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND MANAGER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO ss. 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER, BORROWER OR MANAGER ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO ss. 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER AND MANAGER WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND MANAGER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER AND MANAGER DO HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEMS, AT 1633 BROADWAY, NEW YORK, NEW YORK 10016 AS THEIR AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON THEIR BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREE THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER OR MANAGER MAILED OR DELIVERED TO BORROWER

OR MANAGER, AS APPLICABLE, IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER OR MANAGER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. A COPY OF SERVICE OF PROCESS WITH RESPECT TO BORROWER SHALL BE DELIVERED TO MANAGER AND A COPY OF SERVICE OF PROCESS WITH RESPECT TO MANAGER SHALL BE DELIVERED TO BORROWER; PROVIDED, HOWEVER, FAILURE TO RECEIVE SUCH COPIES SHALL NOT AFFECT ANY OF LENDER'S RIGHTS HEREUNDER. EACH BORROWER AND MANAGER (i) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                  10.8 MODIFICATION, WAIVER IN WRITING. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or of any other Loan Document, nor consent to any departure by Borrower or Manager therefrom, shall in any event be effective unless the same shall be in a writing signed by each of Borrower, Manager, and Lender, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower or Manager shall entitle Borrower or Manager to any other or future notice or demand in the same, similar or other circumstances.

                  10.9 DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Loan Document, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under any Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under the Loan Documents, or to declare a Default for failure to effect prompt payment of any such other amount.

                  10.10 TRIAL BY JURY. BORROWER, MANAGER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, MANAGER AND

LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER.

                  10.11 HEADINGS. The Section headings and Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  10.12 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  10.13 PREFERENCES. Lender shall have no obligation to marshal any assets in favor of Borrower or Manager or any other party or against or in payment of any or all Obligations of Borrower or Manager pursuant to this Agreement, the Note, or any other Loan Document. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of Borrower's or Manager's Obligations hereunder, including the Debt. To the extent Borrower makes a payment to Lender, or Lender receives proceeds of any collateral, which is in whole or part subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Debt or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

                  10.14 WAIVER OF NOTICE. Neither Borrower nor Manager shall be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or any other Loan Document specifically and expressly provides for the giving of notice by Lender to Borrower or Manager, as the case may be, and except with respect to matters for which Borrower or Manager is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. To the maximum extent permitted by Legal Requirements, Borrower and Manager hereby expressly waive the right to receive any notice from Lender with respect to any matter for which no Loan Document specifically and expressly provides for the giving of notice by Lender to Borrower or Manager, as the case may be.

                  10.15 REMEDIES OF BORROWER. If a claim or adjudication is made that Lender or its agent, including Servicer, has acted unreasonably or unreasonably delayed acting in any case where by law or under any Loan Document, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents, including Servicer, shall be liable for any monetary damages (except for Lender's obligations to fund all Advances pursuant to the BLA), and Borrower's sole remedy shall be to commence an action seeking (i) injunctive relief, declaratory judgment or specific performance or (ii) to enforce its rights under the Loan Documents (including the BLA). Any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action (i) seeking declaratory judgment or (ii) to enforce its rights under the Loan Documents (including the BLA). Lender may proceed directly against any general partner of Borrower or Manager, as the case may be, without first exhausting its remedies against Borrower or Manager, as applicable. In connection herewith, Lender, Borrower, and Manager hereby agree that Lender is not required to comply with
Section 3.05(d) of the Texas Revised Partnership Act (VACS Art. 6132b-1.01 et. seq.). Lender, Borrower, and Manager agree that this paragraph is intended to comply with the provisions of Section 3.05(e)(2) of the Texas Revised Partnership Act.

                  10.16 PRIOR AGREEMENTS. This Agreement, the other Loan Documents, and Section 2.1 of the Master Financing Facility Agreement contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents.

                  10.17 OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of Lender's interest in and to the Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses that are unrelated to the Loan Documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated offset, counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents, and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

                  10.18 PUBLICITY. Except as otherwise required by applicable Legal Requirements, Borrower may not advertise or issue promotional materials describing Lender's participation in the Loan or the inclusion of the Loan in any Securitization without the prior consent of Lender. Lender may, without Borrower's consent, issue press releases, advertisements or other promotional materials describing Lender's participation in the origination of the Loan or the Loan's inclusion in any Securitization effectuated or to be effectuated by Lender.

                  10.19 NO USURY. Borrower and Lender intend at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this Section 10.19 shall control every other agreement in the Loan Documents. If the applicable law (state or federal) would render usurious any amount called for under the Note or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Lender's exercise of the option to accelerate the maturity of the Loan or any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited against the unpaid Principal and all other Debt (or, if the Debt has been or would thereby be paid in full, refunded to Borrower), and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so loan as the Debt is outstanding. Notwithstanding anything to the contrary contained in any Loan Document, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

                  10.20 CONFLICT; CONSTRUCTION OF DOCUMENTS. Borrower and Manager agree that the Note, the Mortgage and the other Loan Documents shall be made subject to all the terms, covenants, conditions, obligations, stipulations and agreements contained in this Agreement to the same extent and effect as if fully set forth in and made a part of the Initial Note, the Mortgage and the other Loan Documents. If there is a conflict between the terms of this Agreement and other Loan Documents, then the terms, covenants and conditions of this Agreement shall prevail. The information set forth on the cover, and recitals hereof and the Exhibits attached hereto are hereby incorporated herein as a part of this Agreement with the same effect as set forth in the body hereof. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party that drafted them.

                  10.21 NO THIRD PARTY BENEFICIARIES. The Loan Documents are solely for the benefit of Lender, the Borrower and the Manager and nothing contained in any Loan Document shall be deemed to confer upon anyone other than Lender, the Borrower and the Manager any right to insist upon or to enforce the performance or observance of any of the obligations contained therein.

                  10.22 ASSIGNMENT. Lender shall have the right to assign in whole or in part this Agreement and/or any of the other Loan Documents and the obligations hereunder or thereunder to any Person and to participate all or any portion of the Loan evidenced hereby, including without limitation, any servicer or trustee in connection with a Securitization; provided, however, that no such assignment shall increase, decrease or otherwise affect either Lender's, Borrower's or Manager's obligations under this Agreement or any of the other Loan Documents. Lender shall provide Borrower with written notice of any such assignment; provided, however, that such notice shall not be a condition of Lender's right to assign this

Agreement and/or any of the Loan Documents and the failure to deliver such notice shall not constitute a default under this Loan Agreement.

                  10.23 EXHIBITS INCORPORATED. The information set forth on the cover, heading and recitals hereof, and the Exhibits attached hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

                  10.24 NO JOINT VENTURE OR PARTNERSHIP. Borrower and Lender intend that the relationship created hereunder be solely that of borrower and lender. Manager and Lender intend that the relationship created hereunder be solely that of manager and lender. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender, between Manager and Lender, or between Guarantor and Lender nor to grant Lender any interest in the Property other than that of mortgagee or lender.

                  10.25 WAIVER OF MARSHALLING OF ASSETS DEFENSE. To the fullest extent that Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, and others with interests in Borrower, and of the Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection, or the right of Lender to the payment of the Debt in preference to every other claimant whatsoever.

                  10.26 WAIVER OF COUNTERCLAIM. Borrower and Manager hereby waive the right to assert a counterclaim, other than compulsory counterclaim, in any action or proceeding brought against Borrower or Manager, as applicable, by Lender or Lender's agents.

                  10.27 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  10.28 BANKRUPTCY WAIVER. Borrower and Manager hereby agree that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event Borrower or Manager shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or law relating to bankruptcy, insolvency or other relief of debtors,
(iv) have sought or consented to or
acquiesced in the appointment of any trustee, receiver, conservator or liquidator or (v) be the subject of any order, judgement or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, the automatic stay provided by the Federal Bankruptcy Code shall be modified and annulled as to Lender, so as to permit Lender to exercise any and all of its remedies, upon request of Lender made on notice to Borrower and/or Manager, as the case may be, and any other party in interest but without the need of further proof or hearing. Borrower, Manager and any of their Affiliates shall not contest the enforceability of this Section.

                  10.29 ENTIRE AGREEMENT. This Agreement, together with the Exhibits hereto and the other Loan Documents constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement, the Exhibits hereto and the other Loan Documents and supersedes all prior agreements, understandings and negotiations between the parties. THE WRITTEN LOAN DOCUMENTS TO WHICH THIS LOAN AGREEMENT RELATES REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  10.30 BORROWER ACKNOWLEDGMENTS. Lender, Borrower and Manager hereby acknowledge and agree that (i) the scope of Lender's, Borrower's and Manager's respective business is wide and includes, but is not limited to, financing, real estate financing, investment in real estate and other real estate transactions which may be viewed as adverse to or competitive with the respective business of Lender, Borrower, Manager or their Affiliates and (ii) Lender, Borrower and Manager have been represented by competent legal counsel and has consulted with such counsel prior to executing this Loan Agreement and any of the other Loan Documents.

                  10.31 WAIVER OF "ONE ACTION" RULE;  CROSS  COLLATERALIZATIONS.
(a) The Loan has been made by Lender pursuant to the Master Financing Facility Agreement. The Master Financing Facility Agreement contemplates that one (1) or more other loans (the "OTHER LOANS") made to Other Borrowers pursuant to the Master Financing Facility Agreement will, at Lender's election, be cross collateralized and cross defaulted with the Loan and with each other, subject to Section (b) below. In such event, such Other Loans will be secured by the Property and the Collateral, and the Loan will be secured by the other properties and other collateral serving as primary security for such Other Loans (the "OTHER PROPERTIES"), subject to Section (b) below.

     (b) Borrower hereby agrees that (x) with respect to the obligations of any Other Borrower under any Other Loan made pursuant to the Master Financing Facility

Agreement, such Other Borrower's obligations shall be cross-collateralized and cross-defaulted with the Loan until the earlier of (i) the date on which any such Other Loan or the Loan has been converted pursuant to the terms of the relevant Other Loan Agreement or this Agreement, as applicable, and transferred in a Securitization for loans which have stabilized of which the Loan or applicable Other Loans are not a part (i.e., the Loan and any Other Loans are in different Securitization Pools) and (ii) Lender's election to release the cross-default and the cross-collateralization and (y) the Loan shall be cross-defaulted and cross-collateralized with any Other Loan which is included in the same Securitization (as defined in this Agreement and in the relevant Other Loan Agreement) as the Loan. During the term of any cross-default and cross-collateralization and with respect to those Other Loans which are the subject of such cross-default and cross-collateralization, without limitation to any other right or remedy provided to Lender in this Agreement, the BLA, the Master Financing Facility Agreement, or any of the other Loan Documents, Borrower acknowledges and agrees that, to the full extent permitted under applicable law, upon the occurrence of an Event of Default (i) Lender shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings which it, as Lender, in its discretion, shall determine form time to time, (ii) Lender is not required to either marshall assets, sell the Property or any Other Property in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, (iii) the exercise by Lender of any remedies against the Property or any Other Property, will not impede Lender from subsequently or simultaneously exercising remedies against any other Property, (iv) all Liens and other rights, remedies and privileges provided to Lender in this Agreement, and in the other Loan Documents (except to the extent such documents have terminated or expired pursuant to their terms) or otherwise shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and all Other Properties have been foreclosed, sold and/or otherwise realized upon and (v) the Property and all the Other Properties under the Master Financing Facility Agreement shall be security for the performance of all of Borrower's Obligations hereunder.

                  10.32 SEGREGATED POOL PROPERTIES. (a) Lender may, at any time, and from time to time, by giving written notice to Borrower Sponsor, Borrower Representative, Manager, Guarantor, Borrower, and/or any Other Borrower that will be affected thereby, divide the Loans made pursuant to the Master Financing Facility Agreement into two (2) or more groupings (each a "SEGREGATED POOL"), for the purpose of facilitating a Securitization or other transfer with respect to one (1) or more Segregated Pools. Loans in the same Segregated Pool will be cross-defaulted and cross-collateralized only with one another. Lender's notice shall be given at least sixty (60) days prior to the date selected by Lender for the Segregated Pools to be created (the "SEGREGATED POOL DATE") and shall specify the Property or Properties to be included in each Segregated Pool (each a "SEGREGATED POOL PROPERTY").

         (b) On the Segregated Pool Date, Borrower Sponsor shall cause Borrower, and/or any Other Borrower that owns a Segregated Pool Property to enter into such documents as Lender shall reasonably require in order to create the Segregated Pools and have each Loan cross-defaulted and cross-collateralized only with other Loans in the same Segregated Pool as the Loan in question, including, with respect to each Loan amending the applicable Loan Agreement to exclude as an "Event of Default" thereunder an "Event of Default" relating to any Loan that is not part of the same Segregated Pool as the Loan in question.

         (c) If, on the date Lender gives a notice to create two (2) or more Segregated Pools, Borrower or any Other Borrower (a "MULTI-PROPERTY BORROWER") owns Properties that will be in more than one (1) Segregated Pool, then:

                  (i) not less than thirty (30) days prior to the Segregated Pool Date, Borrower Sponsor shall form one or more new limited liability companies or limited partnerships, each of which qualifies as a Borrower under the definition set forth in the Master Financing Facility Agreement (a "NEW BORROWER") and deliver to Lender the organizational documents thereof.

                 (ii) on or before the Segregated Pool Date, each Multi-Property Borrower shall transfer one (1) or more of its Segregated Pool Properties to one
(1) or more New Borrowers so that no Borrower or New Borrower owns Segregated Pool Properties in more than one Segregated Pool, and

                 (iii) on the Segregated Pool Date, each New Borrower will execute and deliver to Lender (a) the documents that a Borrower must deliver to Lender pursuant to clauses (i) and (n)(7) of Section 3.1 of the Master Financing Facility Agreement, (b) an assignment and assumption of the Transaction Documents relating to its Segregated Pool Property, and (c) such other documents as shall be reasonably required by Lender, all of which shall be in form and substance satisfactory to Lender.

                 10.33 SYNTHETIC LEASE. Lender acknowledges that at or prior to the Securitization of this Loan, Manager may wish to enter into a synthetic lease financing transaction with another Person with respect to the Property. Manager must provide Lender with a written request that it wishes to enter into a synthetic lease financing transaction during the period commencing no sooner than twelve (12) months prior to the Conversion Date and ending no later than four (4) months prior to the Conversion Date. Along with such request, Manager must provide Lender in a timely fashion with any and all information that Lender reasonably requests in connection with its review and approval of such transaction. Upon receiving such request, Lender shall notify Manager of Lender's estimate of all third party costs which Lender reasonably determines it will incur in connection with such request. Manager will promptly deposit such estimated amount with Lender and shall be liable for reimbursing Lender for all actual out of pocket expenses reasonably incurred by Lender in excess of such deposit with respect to such request. Upon receiving such deposit, Lender will review and determine, in its discretion, whether the synthetic lease transaction, as proposed at that time, is acceptable to Lender. Factors which Lender may consider in its determination shall include the identity of the proposed synthetic lessor, the proposed synthetic lessor's financial capabilities, the form of synthetic lease, the proposed lease terms, the proposed loan terms, the effect such synthetic lease may have on the Loan, the Property, the priority of Lender's security, Securitization or other similar transaction or any other information Lender may require (including the affect on the pricing, timing or any other affect of such transaction). Lender shall act in good faith but Lender shall have as much time as it reasonably deems necessary to review and comment on any and all materials and documents presented to it in connection with any such proposed synthetic lease. Lender is under absolutely no obligation to agree to or accept any synthetic lease structure, any of the proposed terms, or any proposed institutional lender, which it determines will in any material way adversely affect this Agreement, this transaction, the Loan, the Property, the priority of Lender's security interest, or any Securitization of this Loan (including the pricing or timing of any such Securitization or other similar transaction). If Lender approves such synthetic lease structure and Borrower is required to convey fee title to the Property to a third party in connection therewith, Lender will allow such sale without the payment of any additional transfer fees.

                 10.34 TERMINATION OF MANAGER'S OBLIGATIONS. Notwithstanding anything to the contrary contained herein or in any other Loan Documents, Manager's obligations to either Lender or Borrower under this Agreement or any other Loan Documents (except as otherwise expressly provided for herein or therein) shall terminate upon the termination of the Management Agreement or the exercise of the Special Management Agreement Amendment Right (as defined in the Intercreditor Agreement) by Banc One in accordance with Section 4(c) of the Intercreditor Agreement and Borrower shall succeed to all of Manager's rights, duties and obligations under this Agreement. Subject to Section 10.1 of this Agreement, the foregoing obligations of Manager which have accrued but remain unsatisfied prior to the termination of the Management Agreement, shall remain in full force and effect and this Section shall not relieve Manager of such obligations. Further, if Manager enters into a Synthetic Lease pursuant to
Section 10.33 or exercises any of its rights under the Equity Option Agreement or the Property Option Agreement, then Manager's obligations shall not terminate but rather shall remain in full force and effect. If either the Management Agreement or the Development Agreement terminates prior to Manager entering into a Synthetic Lease Transaction pursuant to Section 10.33 above, all of the rights, obligations and duties of Manager under this Loan Agreement and all other Loan Documents shall belong solely to and be the responsibility of Borrower.

                 10.35 RELEASE OF SUBORDINATE MORTGAGE AND OTHER SUBORDINATE MORTGAGES. Upon the payment of the Loan in full, Lender will release all Other Subordinate Mortgages on Other Properties with respect to this Loan and the Subordinate Mortgage.

                    IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                    BORROWER:

                    AH TEXAS OWNER LIMITED PARTNERSHIP, an
                    Ohio limited partnership

                    By: AH Texas CGP, Inc., an Ohio corporation, its sole general partner

                             By:      _________________________________
                                      David B. Fenkell
                                      President

                      LENDER:

                      NOMURA ASSET CAPITAL CORPORATION



                      By:_______________________________________
                                  Stuart Simon
                                    Director

                    MANAGER:

                    BLC OF TEXAS-II, L.P., a Delaware limited partnership

                    By: Brookdale Living Communities of Texas-II, Inc., a Delaware corporation, its sole general partner


                             By:____________________________________
                                   Darryl W. Copeland, Jr.
                                   Vice President

                         SCHEDULE 1

                    Location of Property





                            1-1



                         SCHEDULE 2

                 Terms of Preferred Equity

Senior and Junior Tranches:         If the amount of the Preferred Equity is more than the Maximum
                                    Senior Amount (as hereinafter defined), then the portion of the
                                    Preferred Equity equal to the Maximum Senior Amount shall be
                                    "SENIOR PREFERRED EQUITY" and the balance of the Preferred Equity shall be "JUNIOR PREFERRED EQUITY".  If the amount of the Preferred
                                    Equity is not more than the Maximum Senior Amount, then all of the
                                    Preferred Equity shall, for purposes of this Schedule, be "Senior
                                    Preferred Equity" (and there will be no "Junior Preferred Equity").
                                    The "MAXIMUM SENIOR AMOUNT" shall be the maximum amount of
                                    Preferred Equity, as determined by Lender (based upon Net
                                    Operating Income for the most recently ended 12-month period prior to the Conversion Date), that can be repaid, together with the Senior
                                    Preferred Yield (as hereinafter defined), in 60 consecutive constant monthly payments beginning on the first Payment Date after the
                                    Conversion Date, from 75% of Excess Cash Flow (as hereinafter defined).

Preferred Yield:                    The yield on the Senior Preferred Equity (" Senior Preferred Yield")
                                    will accrue and be payable monthly, in arrears, at the annual rate of
                                    LIBOR, reset two (2) Business Days prior to each Payment Date, plus 500 basis points.  The yield on the Junior Preferred Equity ("
                                    Junior Preferred Yield") will accrue and be payable monthly, in arrears, at the annual rate of LIBOR, reset two (2) Business Days prior to each Payment Date, plus 700 basis points.  Preferred Yield will be calculated on an actual/360 day basis.

Monthly Payments/
Cash Management:                    All cash flow after payments and reserves required under the Loan
                                    Documents will be swept into a Subaccount.  On each Payment Date, cash from such Subaccount shall be applied as follows:  (i) if there is Senior Preferred Equity outstanding, to pay all accrued but unpaid
                                    Preferred Yield on such Senior Preferred Equity; (ii) if there is
                                    Senior Preferred Equity outstanding, to redeem the principal balance outstanding on the Senior Preferred Equity in an amount equal to the greater of (A) 75% of cash available after payments required by clause (i) or (B) the Minimum Redemption Amount (as defined below); (iii) if there is Junior Preferred Equity outstanding, to pay all accrued but unpaid Preferred Yield on such Junior Preferred Equity;
                                    (iv) if there is Junior Preferred Equity outstanding, all available cash



                            2-1




                                    after the payments required by clauses (i) through (iii) will be applied to redeem the principal balance outstanding on the Junior
                                    Preferred Equity; and (v) all available cash after payments required by the foregoing clauses will be distributed to Borrower.

                                    The "MINIMUM REDEMPTION AMOUNT" is an amount
                                    which will be  sufficient  to  amortize  the
                                    then outstanding  amount of Senior Preferred
                                    Equity   over   a    straight-line    5-year
                                    amortization   schedule,   rounded   to  the
                                    nearest $1,000 per annum.

Prepayment:                         The Preferred Equity may be prepaid, at the election of the Borrower or Manager, at any time, in whole or in part, without premium, provided, however that the holder of Preferred Equity must receive
                                    (after applicable payments to the holder of the Loan) the balance of the Preferred Equity from (i) the proceeds of any sale of the Property,
                                    (ii) any proceeds resulting from a refinancing of the Loan and (iii)
                                    any proceeds from a liquidation of the Loan and (iv) proceeds from any other source (so long as not secured by the Property).  So long as the Preferred Equity is outstanding, the holder of the Preferred
                                    Equity shall have the right to approve any of the events described in clauses (i)-(iii) above.  The retirement or prepayment of the Senior
                                    Preferred Equity and/or the Junior Preferred Equity shall not affect
                                    Lender's ownership of or title to the Warrants (as defined below).

Fees:                               A structuring fee equal to two percent (2.0%) of the amount of the
                                    Preferred Equity shall be paid to Lender on the Conversion Date.

Default in Monthly
Payments:                           If Borrower or Manager fails to pay the Preferred Yield or the required Minimum Redemption Amount in full on any Payment
                                    Date, then for each succeeding Payment Date, 100% of the Excess
                                    Cash Flow will be applied first to any unpaid Preferred Yield until all
                                    Preferred Yield payments (including accrued and unpaid interest thereon) have been made current and the remainder to repayment of the amount of the Preferred Equity.  100% of the Excess Cash Flow
                                    will be applied in this manner until the entire amount of the Preferred
                                    Equity has been paid.

                                    "EXCESS CASH FLOW" means actual Net Operating Income available after payment of Debt Service and the Preferred Yield.

                                    The Preferred Yield, to the extent not paid in full when due, will accrue and compound monthly at the default rate in effect from time



                            2-2




                                    to time. The "default rate" will be the non-default Senior Preferred Yield or Junior
                                    Preferred Yield, as applicable, plus 200 basis points.

                                    The  Preferred   Equity  will  not  have  an
                                    acceleration   right,   and   will   not  be
                                    forecloseable.  However,  in the  event of a
                                    default,   in  addition   to  the   remedies
                                    described above, the holder of the Preferred
                                    Equity  will  have the  option,  but not the
                                    obligation,  to  cause  the  removal  of the
                                    existing Property manager and to designate a
                                    replacement manager.

Security:                           The Preferred Equity will be secured by an assignment of Excess
                                    Cash Flow, subordinate to any similar assignment to the holder of the
                                    Loan.

Other Terms:                        The organizational documents of Borrower will be required to include, among other things, provisions that prohibit the incurrence of any debt other than the Loan as permitted under the Loan
                                    Documents as well as other affirmative and negative covenants, and such representations and warranties as Lender may require in its discretion.  The holder of the Preferred Equity will have veto rights with respect to modifications of the organizational documents and major decisions relating to Borrower, particularly with respect to refinancings and Property transfers prior to the retirement in full of the Preferred Equity.  The holder of the Preferred Equity will be allocated taxable income equal to the amount of Preferred Yield actually distributed in cash to such holder, in any taxable year; no other taxable income or loss shall be allocated to the holder of the
                                    Preferred Equity.  The Preferred Equity will be freely transferable.

Warrants:                           The holder of the Junior Preferred Equity will receive warrants (the
                                    "WARRANTS") exercisable into a percentage interest of Borrower's equity in the Property.  The equity percentage represented by the
                                    Warrants shall equal the lesser of (i) 80% and (ii) the percentage derived by dividing the original amount of the Junior Preferred
                                    Equity by the sum of the value of Borrower's equity in the Property plus the original amount of Junior Preferred Equity and multiplying the result by 80%; provided, however, that in no event will the equity percentage be less than 35%.  The Borrower's equity in the Property will be derived by dividing the Net Operating Income (as determined by Lender) by 10%, and subtracting the sum of the Re-sized Amount and the total original amount of the Preferred Equity.  These
                                    Warrants once issued will remain in effect with or without prepayment of the Junior Preferred Equity, and may or may not be
                                    exercised; and the equity interest issued upon exercise shall continue



                            2-3




                                    notwithstanding the retirement or prepayment of Junior Preferred
                                    Equity.



                            2-4

                         SCHEDULE 3

             Matters Regarding Representations





                            3-1

                         SCHEDULE 4

                         Rent Roll

                       (See Attached)






                            4-1

                         EXHIBIT A

               Operating Expense Certificate


Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York  10281-1198
Attention: Raymond Anthony

Re: Loan Agreement (the "Loan Agreement") dated as of June __, 1998, among AH Texas Owner Limited Partnership ("Borrower"), BLC of Texas-II, L.P. ("Manager") and Nomura Asset Capital Corporation (together with its successors and assigns "Lender")

Ladies and Gentlemen:

                  This certificate is delivered in accordance with Section 3.4.1 of the Loan Agreement. All capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  Manager hereby certifies that (i) the Operating Expenses for the Interest Period from ______________, ____ to ______________, ____ are
______________________  Dollars ($_________),  (ii) that such Operating Expenses are equal to or less than the Operating Expenses for such period set forth on the Annual Budget and are now due and owing (or will be coming due within 30 days) and (iii) all Operating Expenses incurred prior to ___________, ____ have been paid in full.

          BLC OF TEXAS-II, L.P., a Delaware limited partnership

          By: Brookdale Living Communities of Texas-II, Inc., a Delaware corporation, its sole general partner


                   By:      _______________________________
                            Name:
                            Title:







                            4-0